AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 11, 1996

                                             REGISTRATION NO. 33-507
                                             1940 ACT FILE NO. 811-4419
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]

                    Pre-Effective Amendment No.                         [ ]
                                                                        [ ]


                    Post-Effective Amendment No. 24                     [X]


                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                    Amendment No. 25                                    [X]

                        (Check appropriate box or boxes.)


                              WRL SERIES FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    201 HIGHLAND AVENUE, LARGO, FLORIDA 34640
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (813) 585-6565

                                THOMAS E. PIERPAN
                 -----------------------------------------------
                 P. O. BOX 5068, CLEARWATER, FLORIDA 34618-5068
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

  [X] immediately upon filing pursuant to paragraph (b) of Rule 485.

  [ ] on    DATE    , pursuant to paragraph (b) of Rule 485.

  [ ] 60 days after filing pursuant to paragraph (a) of Rule 485.

  [ ] on    DATE    , pursuant to paragraph (a) of Rule 485

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2(a) under the Investment Company Act of 1940 and filed a Rule 24f-2 Notice on February 28, 1996, for the fiscal year ended December 31, 1995.


                              WRL SERIES FUND, INC.
                    Meridian/INVESCO Global Sector Portfolio
                      Meridian/INVESCO US Sector Portfolio
                    Meridian/INVESCO Foreign Sector Portfolio

                              Cross Reference Sheet

FORM N-1A                                                 LOCATION IN
ITEM NUMBER                                               PROSPECTUS
-----------                                               ----------
PART A.
-------

Item 1.   Cover Page .....................................Cover Page

Item 2.   Synopsis .......................................Not Applicable

Item 3.   Financial Highlights............................Supplement to Prospectus

Item 4.   General Description of Registrant ..............The Meridian/INVESCO Global Sector
                                                          Portfolio, Meridian/INVESCO US
                                                          Sector Portfolio and Meridian/
                                                          INVESCO Foreign Sector Portfolio
                                                          and the Fund; The Fund and its
                                                          Shares

Item 5.   Management of the Fund .........................Management of the Fund

Item 6.   Capital Stock and other Securities..............The Fund and its Shares

Item 7.   Purchase of Securities Being Offered ...........Purchase and Redemption
                                                          of Shares; Valuation of
                                                          Shares

Item 8.   Redemption or Repurchase .......................Purchase and Redemption of
                                                          Shares

Item 9.   Pending Legal Proceedings ......................Not Applicable

PART B.                                                   LOCATION IN STATEMENT
------                                                    OF ADDITIONAL INFORMATION
                                                          -------------------------

Item 10.  Cover Page .....................................Cover Page

Item 11.  Table of Contents...............................Table of Contents

Item 12.  General Information and History ................Not Applicable

Item 13.  Investment Objectives and Policies .............Investment Objectives and
                                                          Policies

                                      (i)


                              WRL SERIES FUND, INC.
                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                      MERIDIAN/INVESCO US SECTOR PORTFOLIO
                    MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO

                        CROSS REFERENCE SHEET (CONTINUED)

                                                                        LOCATION IN
                                                                        STATEMENT OF
FORM N-1A                                                               ADDITIONAL
ITEM NUMBER                                                             INFORMATION
-----------                                                             ------------
Item 14.  Management of the Registrant .................................Management of the Fund

Item 15.  Control Persons and Principal.................................Purchase and Redemption
          Holders of Securities.........................................of Shares

Item 16.  Investment Advisory and Other

          Services......................................................Management of the Fund

Item 17.  Brokerage Allocation and                                      Portfolio Transactions
          Other Practices ..............................................and Brokerage

Item 18.  Capital Stock and Other Securities ...........................Not Applicable

Item 19.  Purchase, Redemption and Pricing of                           Purchase and Redemption
          Securities Being Offered .....................................of Shares

Item 20.  Tax Status ...................................................Taxes

Item 21.  Underwriter ..................................................Not Applicable

Item 22.  Calculations of Performance Data .............................Calculation of Performance Related
                                                                        Information

Item 23.  Financial Statements .........................................Financial Statements


                                      (ii)


                              WRL SERIES FUND, INC.
                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

                              CROSS REFERENCE SHEET

FORM N-1A                                                               LOCATION IN
ITEM NUMBER                                                             PROSPECTUS
-----------                                                             -----------
PART A.
-------

Item 1.   Cover Page ...................................................Cover Page

Item 2.   Synopsis .....................................................Not Applicable

Item 3.   Financial Highlights..........................................Supplement to Prospectus

Item 4.   General Description of Registrant ............................The Meridian/INVESCO Global Sector
                                                                        Portfolio and the Fund; The Fund
                                                                        and its Shares

Item 5.   Management of the Fund .......................................Management of the Fund

Item 6.   Capital Stock and other Securities............................The Fund and its Shares

Item 7.   Purchase of Securities Being Offered .........................Purchase and Redemption
                                                                        of Shares; Valuation of
                                                                        Shares

Item 8.   Redemption or Repurchase .....................................Purchase and Redemption of
                                                                        Shares

Item 9.   Pending Legal Proceedings ....................................Not Applicable

PART B.                                                                 LOCATION IN STATEMENT
-------                                                                OF ADDITIONAL INFORMATION
                                                                       -------------------------
Item 10.  Cover Page ...................................................Cover Page

Item 11.  Table of Contents.............................................Table of Contents

Item 12.  General Information and History ..............................Not Applicable

Item 13.  Investment Objectives and Policies ...........................Investment Objectives and
                                                                        Policies



                                     (iii)


                              WRL SERIES FUND, INC.
                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

                        CROSS REFERENCE SHEET (CONTINUED)

                                                                        LOCATION IN
                                                                        STATEMENT OF
FORM N-1A                                                               ADDITIONAL
ITEM NUMBER                                                             INFORMATION
-----------                                                             -----------
Item 14.  Management of the Registrant .................................Management of the Fund

Item 15.  Control Persons and Principal.................................Purchase and Redemption
          Holders of Securities.........................................of Shares

Item 16.  Investment Advisory and Other

          Services......................................................Management of the Fund

Item 17.  Brokerage Allocation and                                      Portfolio Transactions
          Other Practices ..............................................and Brokerage

Item 18.  Capital Stock and Other Securities ...........................Not Applicable

Item 19.  Purchase, Redemption and Pricing of                           Purchase and Redemption
          Securities Being Offered .....................................of Shares

Item 20.  Tax Status ...................................................Taxes

Item 21.  Underwriter ..................................................Not Applicable

Item 22.  Calculations of Performance Data .............................Calculation of Performance Related
                                                                        Information

Item 23.  Financial Statements .........................................Financial Statements



                                      (iv)



                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO

                              CROSS REFERENCE SHEET

FORM N-1A                                                               LOCATION IN
ITEM NUMBER                                                             PROSPECTUS
-----------                                                             -----------

PART A.
-------

Item 1.   Cover Page ...................................................Cover Page

Item 2.   Synopsis .....................................................Not Applicable

Item 3.   Financial Highlights..........................................Supplement to Prospectus

Item 4.   General Description of Registrant ............................The Value Equity Portfolio and the
                                                                        Fund; The Fund and its Shares

Item 5.   Management of the Fund .......................................Management of the Fund

Item 6.   Capital Stock and other Securities............................The Fund and its Shares

Item 7.   Purchase of Securities Being Offered .........................Purchase and Redemption
                                                                        of Shares; Valuation of
                                                                        Shares

Item 8.   Redemption or Repurchase .....................................Purchase and Redemption of
                                                                        Shares

Item 9.   Pending Legal Proceedings ....................................Not Applicable

PART B.                                                                 LOCATION IN STATEMENT
------                                                                  OF ADDITIONAL INFORMATION
                                                                        -------------------------
Item 10.  Cover Page ...................................................Cover Page

Item 11.  Table of Contents.............................................Table of Contents

Item 12.  General Information and History ..............................Not Applicable

Item 13.  Investment Objectives and Policies ...........................Investment Objectives and
                                                                        Policies



                                      (v)


                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO

                        CROSS REFERENCE SHEET (CONTINUED)

                                                                        LOCATION IN
                                                                        STATEMENT OF
FORM N-1A                                                               ADDITIONAL
ITEM NUMBER                                                             INFORMATION
-----------                                                             -----------
Item 14.  Management of the Registrant .................................Management of the Fund

Item 15.  Control Persons and Principal.................................Purchase and Redemption
          Holders of Securities.........................................of Shares

Item 16.  Investment Advisory and Other

          Services......................................................Management of the Fund

Item 17.  Brokerage Allocation and                                      Portfolio Transactions
          Other Practices ..............................................and Brokerage

Item 18.  Capital Stock and Other Securities ...........................Not Applicable

Item 19.  Purchase, Redemption and Pricing of                           Purchase and Redemption
          Securities Being Offered .....................................of Shares

Item 20.  Tax Status ...................................................Taxes

Item 21.  Underwriter ..................................................Not Applicable

Item 22.  Calculations of Performance Data .............................Calculation of Performance Related
                                                                        Information

Item 23.  Financial Statements .........................................Financial Statements



                                      (vi)

                              WRL SERIES FUND, INC.
                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                      MERIDIAN/INVESCO US SECTOR PORTFOLIO
                    MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO

        SUPPLEMENT DATED OCTOBER 11, 1996 TO PROSPECTUS DATED MAY 1, 1996

    The following is to be inserted before the section entitled "The Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio and the Fund" on page 1:

                              FINANCIAL HIGHLIGHTS

    The information contained in the tables below for a share of capital stock outstanding of the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios, respectively, for the period May 1, 1996 (commencement of operations) through August 31, 1996, is based on each Portfolio's unaudited financial statements included in the Statement of Additional Information. A copy of the Statement of Additional Information and the Fund's Annual Report may be obtained without charge upon request.

                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

                                                                  PERIOD FROM
                                                                   5/1/96 to
                                                                    8/31/96*
                                                                  -----------
                                                                  (unaudited)

Net asset value, beginning of period                                 $   10.00

INCOME FROM OPERATIONS:
        Net investment  income (loss)                                      .07
        Net realized and unrealized gain                                  (.17)
           (loss) on investments                                     ---------

           Total from investment operations                               (.10)
                                                                     ---------
DISTRIBUTIONS:
        Dividends from net investment income                              (.00)
        Distributions from net realized gains                              .00
                                                                     ---------
           Total distributions                                            (.00)

Net asset value, end of period                                       $    9.90
                                                                     =========

Total return                                                             -1.01%

RATIOS AND SUPPLEMENTAL DATA:
       Net assets at end of period (in thousands)                    $   3,301
       Ratio of expenses to average net assets                            1.10%
       Ratio of net investment income (loss) to average net assets        1.74%
       Ratio of commissions paid to number of shares                      3.43%
       Portfolio Turnover Rate                                           10.57%


* The inception of this Portfolio was May 1, 1996. The total return is not annualized.

                      MERIDIAN/INVESCO US SECTOR PORTFOLIO

                                                                  PERIOD FROM
                                                                   5/1/96 to
                                                                   8/31/96*
                                                                   ---------
                                                                  (unaudited)

Net asset value, beginning of period                                $ 10.00

INCOME FROM OPERATIONS:
        Net investment  income (loss)                                   .01
        Net realized and unrealized gain                               (.38)
           (loss) on investments                                    -------

           Total from investment operations                            (.37)
                                                                    -------
DISTRIBUTIONS:
        Dividends from net investment income                           (.00)
        Distributions from net realized gains on investments            .00
                                                                    -------
Total distributions                                                     .00
                                                                    -------
Net asset value,  end of period                                     $  9.63
                                                                    =======

Total return                                                          -3.74%

RATIOS AND SUPPLEMENTAL DATA:
        Net assets at end of period (in thousands)                  $   611
        Ratio of expenses to average net assets                        1.23%
        Ratio of net investment income (loss) to                        .24%
        average net assets
        Ratio of commissions paid to number of shares                  5.97%
        Portfolio Turnover Rate                                       37.17%


* The inception of this Portfolio was May 1, 1996. The total return is not annualized.

                    MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO

                                                                 PERIOD FROM
                                                                  5/1/96 TO
                                                                   8/31/96*
                                                                 -----------
                                                                 (UNAUDITED)

Net asset value, beginning of period                               $ 10.00

INCOME FROM OPERATIONS:
        Net investment  income (loss)                                  .03
        Net realized and unrealized gain                               .09
                                                                   -------
           (loss) on investments

Total from investment operations                                       .12
                                                                   -------
DISTRIBUTIONS:
        Dividends from net investment income                           .00
                                                                   -------
Total distributions                                                    .00
                                                                   -------
Net asset value,  end of period                                    $ 10.12
                                                                   =======

Total return                                                          1.25%

RATIOS AND SUPPLEMENTAL DATA:
        Net assets at end of period (in thousands)                 $ 1,053
        Ratio of expenses to average net assets                       1.28%
        Ratio of net investment income (loss)                         0.95%
        to average net assets
        Ratio of commissions paid to number of shares                 4.68%
        Portfolio Turnover Rate                                       2.52%


* The inception of this Portfolio was May 1, 1996. The total return is not annualized.

         The following information should be read in conjunction with the section entitled "Management of the Fund - The Investment Adviser," beginning on page 6.

         THE RESTRUCTURING PLAN. Pursuant to an internal restructuring plan (the "Restructuring"), Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), the current investment adviser of the WRL Series Fund, Inc. (the "Fund"), has formed two new wholly-owned subsidiaries, WRL Investment Management, Inc. ("WRL Management") and WRL Investment Services, Inc. ("WRL Services"). It is anticipated that WRL Management and WRL Services together will assume the business of Western Reserve as it relates to the management, supervision, and administration of registered investment companies, including the Fund. If the Restructuring is implemented, (i) WRL Management will replace Western Reserve as the investment adviser to each Portfolio of the Fund; and
(ii) WRL Services will replace Western Reserve as the provider of administrative services to each Portfolio of the Fund. Western Reserve seeks to implement the Restructuring effective January 1, 1997.

         PROPOSED CHANGES IN ADVISORY AND SUB-ADVISORY ARRANGEMENTS. In light of the Restructuring, shareholders of the Fund will be asked to approve a new advisory agreement between the Fund, on behalf of each Portfolio, and WRL Management. The new advisory agreements, if approved, will result in an indirect increase in advisory fees. A change in the Fund's investment adviser from Western Reserve to WRL Management will also result in the assignment and automatic termination of the current sub-advisory agreements for each Portfolio of the Fund. Accordingly, with respect to each Portfolio, shareholders of each Portfolio will be asked to approve a new sub-advisory agreement between WRL Management and each sub-adviser to the Portfolios.

         PROPOSED IMPLEMENTATION OF A DISTRIBUTION ("12B-1") PLAN. It is also contemplated that, subject to shareholder approval, the Fund will adopt a distribution plan ("12b-1 Plan") effective January 1, 1997. Under the 12b-1 Plan, InterSecurities, Inc. ("ISI"), an affiliate of Western Reserve, will perform distribution-related services for the Fund. The 12b-1 Plan provides that the Fund, on behalf of the Portfolios, will reimburse ISI for certain expenses related to the distribution of Fund shares, and incurred or paid by ISI. The 12b-1 Plan limits reimbursements to 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

         NECESSARY BOARD AND SHAREHOLDER APPROVALS. On October 3, 1996, at a special meeting of the Board of Directors of the Fund (the "Board"), the Board unanimously approved the proposed advisory and sub-advisory agreements, and the 12b-1 Plan and related distribution agreement. The proposed advisory and sub-advisory agreements, and the 12b-1 Plan, are subject to approval by a vote of the majority of the outstanding voting securities of each Portfolio at a special shareholders meeting (the "Meeting") currently anticipated to be held on or about December 16, 1996. Policyowners with cash value attributable to a Portfolio of the Fund on the record date of the shareholders' meeting will be asked to provide voting instructions to Western Reserve in connection with the Meeting.

                                  PROSPECTUS

                            WRL SERIES FUND, INC.

                   MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                     MERIDIAN/INVESCO US SECTOR PORTFOLIO
                  MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO
                                                               [MERIDIAN LOGO]
                             201 Highland Avenue
                             Largo, Florida 34640
                          Telephone: (800) 851-9777
    [WRL LOGO]                       (813) 585-6565            [INVESCO LOGO]

   WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios of the Fund (collectively, the "Portfolios" and, individually, a "Portfolio").

   The investment objective of the Meridian/INVESCO Global Sector Portfolio (the "Global Sector Portfolio") is growth of capital. The Global Sector Portfolio seeks to achieve its objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors.

   The investment objective of the Meridian/INVESCO US Sector Portfolio (the "US Sector Portfolio") is growth of capital. The US Sector Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of United States issuers.

   The investment objective of the Meridian/INVESCO Foreign Sector Portfolio (the "Foreign Sector Portfolio") is growth of capital. The Foreign Sector Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of foreign issuers.

   Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

   WRL, Meridian Investment Management Corporation ("Meridian") and INVESCO Global Asset Management Limited ("INVESCO") serve as the investment adviser (the "Investment Adviser") and the co-sub-advisers (the "Co-Sub-Advisers"), respectively, to the Portfolios. See "The Investment Adviser" and "The Co-Sub-Advisers."

   This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   Additional information about the Fund, the Portfolios and the other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

                           -------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Prospectus Dated May 1, 1996

1 Registered service mark of INVESCO PLC.

                            WRL SERIES FUND, INC.

                   MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                     MERIDIAN/INVESCO US SECTOR PORTFOLIO
                  MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO

                             201 Highland Avenue
                               Largo, FL 34640
                          Telephone: (813) 585-6565
                                     (800) 851-9777

                              TABLE OF CONTENTS

                                                                                          PAGE
                                                                                        ---------
The Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio
  and Meridian/INVESCO Foreign Sector Portfolio and the Fund .........................       1

Management of the Fund ...............................................................       6

Dividends and Other Distributions ....................................................       8

Taxes ................................................................................       8

Purchase and Redemption of Shares ....................................................       9

Valuation of Shares ..................................................................       9

The Fund and Its Shares ..............................................................       9

Performance Information ..............................................................      10

General Information ..................................................................      10

   THE MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO, MERIDIAN/INVESCO US SECTOR
     PORTFOLIO AND MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO AND THE FUND

   The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios are series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Portfolios.

   A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

   There can be, of course, no assurance that the Portfolios will achieve their investment objectives. The Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objectives or policies of the Portfolios may result in the Portfolios having investment objectives or policies different from those which a Policyholder deemed appropriate at the time of investment.

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL SECTOR PORTFOLIO

   The investment objective of the Global Sector Portfolio is growth of capital.

   The Portfolio seeks to achieve this objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; exchange-traded or over-the-counter real estate investment trusts (REITS); equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold ("gold stocks"); gold bullion; and domestic money market instruments. Market sectors within the asset categories include the industry, country or bond markets available for investment. See "Certain Portfolio Policies and Techniques," page 2 and "Risk Factors," page 5 for a discussion of the additional risks associated with investments in foreign securities, lower-rated debt securities, REITs, gold stocks and gold bullion.

   Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of issuers domiciled in at least three countries, one of which may be the United States, although the Co-Sub-Advisers expect the Portfolio's investments to be allocated among a larger number of countries. The percentage of the Portfolio's assets invested in securities of U.S. issuers normally will be higher than that invested in securities of issuers domiciled in any other single country. However, it is possible that at times the Portfolio may have 65% or more (but not more than 80%) of its total assets invested in foreign securities.

   The Portfolio is not required to maintain a portion of its assets in each of the permitted asset categories. The Portfolio, however, under normal circumstances, will maintain a minimum of 20% of its total assets in equity securities and 10% in debt securities. The Portfolio may, however, invest up to 100% of its total assets in equity securities and up to 70% in debt securities. For temporary defensive purposes, during times of unusual market conditions, the Portfolio may invest 100% of its assets in short-term securities. (See Appendix B in the Statement of Additional Information for a detailed description of these instruments.) The Portfolio will not invest more than 20% of its total assets in gold stocks. The Portfolio will not invest more than 25% of its total assets in the securities of any single country, other than the United States, or in securities of issuers in any one industry. In accordance with the requirements of current California insurance regulations, the Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one foreign country, but may have an additional 5% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or West Germany. If California's insurance regulations are changed at some future time to permit a larger percentage of the Portfolio's net assets to be invested in a single foreign country, the Portfolio may invest more of its net assets in a single foreign country, in accordance with the Portfolio's investment objective and investment restrictions. Meridian determines the allocation of the Portfolio's assets among the asset categories described above based on proprietary quantitative research.

   After asset allocations and relative portfolio weightings of such allocations have been designated by Meridian, INVESCO will select the specific securities within each asset allocation category and market sector therein in which the Portfolio will invest. See "Certain Portfolio Policies and Techniques," page 2.

US SECTOR PORTFOLIO

   The investment objective of the US Sector Portfolio is growth of capital.

   Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the equity securities of United States issuers. Equity investments are first selected based on industry attractiveness. In attempting to determine industry attractiveness, Meridian uses its proprietary valuation model to analyze approximately 1,200 domestic stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. Meridian then groups stocks into approximately 71 industry classifications in order to determine those industries Meridian deems to be attractive relative to other industries. The Portfolio, under normal market conditions, will invest in securities of 10 to 20 industries that are deemed to be attractive based on Meridian's quantitative research. The Portfolio will not invest more than 25% of its total assets in any one industry.

   After industry selections and relative portfolio weightings of such industries have been designated by Meridian, INVESCO will select the specific securities within each industry in which the Portfolio will invest. See "Certain Portfolio Policies and Techniques," page 2. The Portfolio may invest up to 25% of its total assets, measured at the time of purchase, in foreign securities. Industry definitions will be coordinated between the Co-Sub-Advisers. INVESCO will select securities primarily in companies principally engaged in business in the industries designated for investment by Meridian. A particular company will be deemed by INVESCO to be principally engaged in business in the industry designated for investment by Meridian if, in the determination of INVESCO, more than 50% of its gross income or net sales is derived from activities in such industry or more than 50% of its assets are dedicated to the production of revenues from such industry. In circumstances where, based on available financial information, a question exists whether a company meets one of these standards, the Portfolio may invest in the securities of such a company only if INVESCO determines, after review of information describing the company and its business activities, that the company's primary business is within the industry.

FOREIGN SECTOR PORTFOLIO

   The investment objective of the Foreign Sector Portfolio is growth of capital.

   Under normal circumstances, the Portfolio will invest at least 65% (but may invest up to 100%) of its total assets in the equity securities of foreign issuers. Investments are first selected based on country attractiveness. In attempting to determine country attractiveness, Meridian uses its proprietary valuation model to analyze approximately 800 foreign and U.S. stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate condition; and current price. Meridian groups stocks into approximately 24 country classifications, in order to determine which countries are deemed to be attractive relative to other countries. The Portfolio, under normal conditions, will invest in securities of issuers in 6 to 14 countries that Meridian deems to be attractive based on Meridian's quantitative research.

   After country selections and relative portfolio weightings for issuers of each country in which the Portfolio will invest have been designated by Meridian, INVESCO will select the specific securities within each country. See "Certain Portfolio Policies and Techniques," below. The Portfolio will not invest more than 25% of its total assets in securities of issuers of any one country (with the exception of Japan; total assets invested in securities of Japanese issuers may be up to 65%). In accordance with the requirements of current California insurance regulations, the Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one foreign country, but may have an additional 5% of its net assets invested in securities of issuers located in any one foreign country, but may have an additional 5% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or West Germany. If California's insurance regulations are changed at some future time to permit a larger percentage of the Portfolio's net assets to be invested in a single foreign country, the Portfolio may invest more of its net assets in a single foreign country, in accordance with the Portfolio's investment objective and investment restrictions. INVESCO will invest the Portfolio's assets primarily in securities of companies principally engaged in business within the countries designated for investment by Meridian. A foreign issuer is a company that, in the opinion of INVESCO, has one or more of the following characteristics: (i) its principal securities trading market is in a foreign country; (ii) the company derives 50% or more of its annual revenue from either goods produced, sales made or services performed in foreign countries; or
(iii) the company is organized under the laws of, or has its principal office in, a foreign country. INVESCO will base its determination of whether a company will be deemed to be a foreign issuer on publicly available information or inquiries made to the company.

CERTAIN PORTFOLIO POLICIES AND TECHNIQUES

   Each Portfolio's investment in stocks, bonds and cash securities may vary from time to time, depending upon Meridian's assessment of business, economic and market conditions. In periods of abnormal economic and market conditions, as determined by Meridian, the Portfolios may depart from their basic investment objectives and assume a temporary defensive position, with up to 100% of their assets invested in U.S. government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. (See Appendix B in the Statement of Additional Information for a description of these securities.) The Portfolios reserve the right to hold equity, debt and cash securities in whatever proportion is deemed desirable at any time for defensive purposes. While a Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Portfolios to seek to avoid capital losses during market downturns. Under normal market conditions, the Portfolios do not expect to have a substantial portion of their assets invested in cash securities.


   EQUITY SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in equity securities (common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities). In selecting the equity securities in which the Portfolios invest, INVESCO attempts to identify companies that have demonstrated or, in INVESCO's opinion, are likely to demonstrate in the future, strong earnings growth relative to other companies in the same industry or country. The dividend payment records of companies are also considered. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market. The risks of investing in small capitalization companies are discussed on page 5 under "Risk Factors - Small Capitalization Companies."

   DEBT SECURITIES (ALL PORTFOLIOS). Consistent with their investment objectives, the Portfolios also may invest in debt securities (corporate bonds, commercial paper, debt securities issued by the U.S. government, its agencies and instrumentalities, or foreign governments, asset-backed securities and zero coupon bonds). Each Portfolio may invest no more than 15% of its total assets in debt securities that are rated below BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by INVESCO to be of equivalent quality to debt securities having such ratings (commonly referred to as "junk bonds"). In no event will a Portfolio ever invest in a debt security rated below CCC by Standard & Poor's or Caa by Moody's. The risks of investing in lower rated debt securities are discussed on page 5 under "Risk Factors - Equity and Debt Securities."

   The Portfolios may hold certain cash and cash equivalent securities as cash reserves ("cash securities"), as described above.

   CONVERTIBLE SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. For additional information regarding convertible securities, see the Statement of Additional Information.

   FOREIGN SECURITIES (ALL PORTFOLIOS). Consistent with their investment objectives, the Portfolios may invest in foreign securities. Foreign securities may also be purchased by means of American Depositary Receipts ("ADRs"). ADRs that may be purchased by a Portfolio are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign equity securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Investments in foreign securities involve certain risks that are not associated with investments in domestic issuers. These risks are discussed on page 5 under "Risk Factors."

   FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL PORTFOLIOS). In order to hedge their portfolios, the Portfolios may purchase and write options on securities (including index options and options on foreign securities), and may invest in futures contracts for the purchase or sale of debt securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts and interest rate swaps and swap-related products. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. These practices and securities and their risks are discussed on page 5 under "Risk Factors" and in the Statement of Additional Information.

   FORWARD FOREIGN CURRENCY CONTRACTS (ALL PORTFOLIOS). Each Portfolio may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Portfolio holds foreign securities. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. A Portfolio will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities, discussed on page 4. For additional information regarding forward contracts, see the Statement of Additional Information.

   WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL PORTFOLIOS). Each Portfolio may make commitments to purchase or sell equity or debt securities on a when-issued or delayed delivery basis (I.E., securities may be purchased or sold by the Portfolio with settlement taking place in the future, often a month or more later). The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities, generally are fixed at the time the Portfolio enters into the commitment. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Portfolio bears the risk of such market value fluctuations. Each Portfolio maintains in a segregated account cash, U.S. government securities, or other high-grade debt obligations readily convertible into cash having an aggregate value at least equal to the amount of such purchase commitments.

   REPURCHASE AGREEMENTS (ALL PORTFOLIOS). Investments in short-term securities may include repurchase agreements. Each Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, which may be considered a loan under the 1940 Act, the Portfolio acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a bankers' acceptance, or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such a security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Fund's Board of Directors. A Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of its net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolios have not adopted any limit on the amount of their net assets that may be invested in repurchase agreements maturing in seven days or less.

   ILLIQUID AND RULE 144A SECURITIES (ALL PORTFOLIOS). Each Portfolio is authorized to invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, a Portfolio will not purchase any such security if the purchase would cause the Portfolio to invest more than 15% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

   Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of a Portfolio's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Fund's Board of Directors has delegated to the Co-Sub-Advisers the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

   GOLD STOCKS AND GOLD BULLION (ALL PORTFOLIOS). Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities. Changes in the political or economic climate for the two largest producers - South Africa and the Commonwealth of Independent States (the former Soviet Union) - may have a direct impact on the price of gold worldwide. The Portfolios' investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which a Portfolio would be able to realize gains on such investments. Furthermore, the Portfolios may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments. In order to help reduce these risks, no Portfolio will invest more than 10% of its total assets in gold bullion.

   REAL ESTATE SECURITIES (ALL PORTFOLIOS). Although the Portfolios will not invest in real estate directly, they may invest in exchange-traded or over-the-counter equity securities of real estate investment trusts ("REITs") and other real estate industry companies. Therefore, each Portfolio may be subject to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. (See page 6 under "Risk Factors" for a discussion of risks of investing in REITs.)

   REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

LENDING AND BORROWING

   Each Portfolio is authorized to lend its securities to qualified brokers, dealers, banks, or other financial institutions. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. Each Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33 1/3 % of the Portfolio's total assets (taken at market value).

   Each Portfolio may only borrow money from banks for temporary or emergency purposes (not for leverage or investment) in an amount not exceeding 33 1/3 % of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are deemed to be borrowings for purposes of this limitation. In accordance with the requirements of current California insurance regulations, a Portfolio will restrict borrowings to no more than 10% of total assets, except that the Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 33 1/3 % of total assets, a Portfolio may conduct borrowings in accordance with such revised limits.


RISK FACTORS

   EQUITY AND DEBT SECURITIES. There can be no assurance that the Portfolios will achieve their investment objectives. The Portfolios' investments in common stocks and other equity securities may, of course, decline in value.

   The Portfolios' investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which a Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

   Although INVESCO limits the Portfolios' investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top three grades by Standard & Poor's or Moody's or, if unrated, securities determined by INVESCO to be of equivalent quality. Although bonds in the lowest investment grade debt category (those rated BBB by Standard & Poor's or Baa by Moody's) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a specific description of each corporate bond rating category, see Appendix A to the Statement of Additional Information.

   When a Portfolio invests in debt securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in stock market advances or declines to the extent that it would if it were fully invested in equity securities.

   FOREIGN SECURITIES. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency risk (I.E., changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar). In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

   Other risks and considerations of investing in foreign securities include the following: differences in accounting, auditing and financial reporting standards which may result in less publicly available information than is generally available with respect to U.S. issuers; generally higher commission rates on foreign portfolio transactions and longer settlement periods; higher custodial expenses; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; less stringent or different regulations than those applicable to U.S. issuers; political instability which could affect U.S. investment in foreign countries; potential restrictions on the flow of international capital; and the possibility of the Portfolio experiencing difficulties in pursuing legal remedies and collecting judgments. A Portfolio's investments in foreign securities may include investments in developing countries. Many of these securities are speculative and their prices may be more volatile than those of securities issued by companies located in more developed countries.

   ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR. The regulatory requirements with respect to ADRs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

   SMALL CAPITALIZATION COMPANIES. The Portfolios may invest in equity securities issued by small-cap companies. For these purposes, the Co-Sub-Advisers consider small-cap companies to be companies with market capitalizations of up to $1 billion. The Portfolios' investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth.

   FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts and swaps exposes the Portfolios to additional investment risks and transaction costs. If the Co-Sub-Advisers seek to protect the Portfolios against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolios, the Portfolios could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the prices of futures, options and forward contracts and movements in the prices of the securities or currencies hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Further information on the use of futures, options, forward foreign currency contracts and swaps and swap-related products, and the associated risks, is contained in the Statement of Additional Information.

   REAL ESTATE INVESTMENT TRUSTS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (I.E., as interest rates rise, the value of the REIT may decline).

OTHER INVESTMENT POLICIES AND RESTRICTIONS

   Each Portfolio is subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of a majority of the Portfolio's shareholders and the Policyholders.

PORTFOLIO TURNOVER

   There are no fixed limitations regarding portfolio turnover. Although the Portfolios do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Portfolio when, in the opinion of the Co-Sub-Advisers, investment considerations warrant such action. In addition, portfolio turnover rates may increase as a result of large amounts of purchases or redemptions of Portfolio shares due to economic, market or other factors that are not within the control of the Co-Sub-Advisers. As a result, under certain market conditions, the portfolio turnover rate for a Portfolio may exceed 100%, and may be higher than that of other investment companies seeking growth of capital. Increased portfolio turnover would cause a Portfolio to incur greater brokerage costs than would otherwise be the case.

                            MANAGEMENT OF THE FUND

   Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund as that term is defined in the 1940

Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL as Investment Adviser and Meridian and INVESCO as Co-Sub-Advisers, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

   WRL, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Portfolios' Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

   Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolios in accordance with the Portfolios' stated investment objectives and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of each of the Portfolios.

   The Investment Adviser is responsible for providing investment advisory services and furnishes or makes available to the Portfolios the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, regulatory reporting and compliance services, including the supervision of the Portfolios' custodian. The Investment Adviser also assists the Portfolios in maintaining communications and relations with the shareholders of the Portfolios, including assisting in the preparation of reports to shareholders. The Investment Adviser may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and organization of the Portfolios, including the preparation and filing, when appropriate, of all documents, including registration statements, post-effective amendments, and any registration or qualification under state securities laws required in connection with the Portfolios' offering of shares. The Investment Adviser will also pay all reasonable compensation and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in the 1940 Act) of the Investment Adviser, and the rental of offices. The Portfolios pay all other expenses incurred in their operations, including general administrative expenses. Accounting services are provided for the Portfolios by the Investment Adviser.

THE CO-SUB-ADVISERS

   Meridian Investment Management Corporation ("Meridian"), located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood Colorado 80112, serves as a Co-Sub-Adviser to the Portfolios. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Meridian manages seven mutual fund wrap-fee programs which, as of March 1, 1996, had aggregate assets of approximately $500 million.

   Meridian's Investment Committee determines guidelines for asset, country and industry weightings based on Meridian's proprietary quantitative methods. The Committee is comprised of Dr. Craig T. Callahan, Michael J. Hart, Patrick S. Boyle and Bryan M. Ritz.

   Bryan M. Ritz, C.F.A., serves as Portfolio Manager of the Meridian Sector Portfolios. Mr. Ritz is also a Portfolio Manager for Meridian's Premier private accounts, and previously served as a research analyst for Meridian beginning in 1992. Prior to entering the investment management industry, Mr. Ritz was a research and teaching assistant in the Finance Department at the University of Denver. His educational background is B.S.B.A., M.B.A., University of Denver. Mr. Ritz is a Chartered Financial Analyst.

   Meridian provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolios. Meridian also provides quantitative investment research and portfolio management advice to the Investment Adviser for the Portfolios. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, Meridian is responsible for making decisions and recommendations as to asset allocation and industry and country selections for the Portfolios. Meridian bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research and investment management of the Portfolios.

   INVESCO Global Asset Management Limited, located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11, serves as a Co-Sub-Adviser to the Portfolios. INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC, a global firm that managed approximately $84 billion as of December 31, 1995. INVESCO PLC is headquartered in London, with money managers located in Europe, North America and the Far East.

   INVESCO provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolios. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, INVESCO is responsible for actual security selection for the Portfolios (within the constraints of Meridian's asset, industry, and country selections). INVESCO's services are provided by a team of portfolio managers. Individual industry and country specialists are responsible for managing security selection for their assigned shares of the asset, industry and country allocations established by Meridian. In performing these services, INVESCO is authorized to draw upon the resources of certain

INVESCO-affiliated companies and their employees, provided that INVESCO supervises and remains fully responsible for all such services. Pursuant to this authority, INVESCO has entered into agreements with INVESCO Asset Management Limited ("IAML"), 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the Portfolios' investments in foreign securities, and with INVESCO Trust Company ("ITC"), 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolios' investments in U.S. securities. IAML is an indirect wholly-owned subsidiary of INVESCO PLC and a registered investment adviser. IAML provided investment advisory services to five U.S. mutual funds distributed by INVESCO affiliates, as well as a number of offshore funds, as of December 31, 1995. ITC is an indirect wholly-owned subsidiary of INVESCO PLC and a registered investment adviser. ITC provided investment advisory or sub-advisory services to 41 investment portfolios as of December 31, 1995.

   For its services, Meridian receives monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. For its services, INVESCO receives monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million. Neither IAML nor ITC receive any compensation from the Portfolios; IAML and ITC are compensated for their services by INVESCO. Neither IAML nor ITC receives any compensation from the Portfolios; IAML and ITC are compensated for their services by INVESCO. With respect to the Foreign Sector Portfolio, INVESCO pays 60% of the compensation it receives from the Investment Adviser with respect to the Foreign Sector Portfolio to IAML for investment advisory services, and 30% to ITC for administrative assistance. With respect to the US Sector Portfolio, INVESCO pays 90% of the compensation it receives from the Investment Adviser with respect to the US Sector Portfolio to ITC for investment advisory services and administrative assistance. With respect to the Global Sector Portfolio, INVESCO pays 50% of the compensation it receives from the Investment Adviser with respect to the Global Sector Portfolio to IAML for investment advisory services, and 40% to ITC for investment advisory services and administrative assistance. IAML and ITC each pay their own expenses relating to personnel, office space and equipment.

   INVESCO is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolios. INVESCO is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, INVESCO seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

PERSONAL SECURITIES TRANSACTIONS

   The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof whch may potentially affect the Fund.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

   The Portfolios intend to distribute substantially all of their net investment income, if any. Dividends, if any, from investment income normally are declared and paid semi-annually in additional shares of the Portfolios at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolios at the end of the fiscal year.

                                      TAXES

   Each Portfolio intends to qualify and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolios' intention to distribute all such income and gains.

   Portfolio shares are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

   Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolios by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of each of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of the Portfolios to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                        PURCHASE AND REDEMPTION OF SHARES

   Shares of the Portfolios are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.

                               VALUATION OF SHARES

   Each Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

   Net asset value of each Portfolio's shares is computed by dividing the value of the net assets of the Portfolio by the total number of Portfolio shares outstanding.

   Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Investment Adviser and Co-Sub-Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

                             THE FUND AND ITS SHARES

   The Fund was incorporated under the laws of the State of Maryland on August 21, 1985, and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

   The Fund offers its shares for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

   The Fund offers a separate class of common stock for each Portfolio. All shares of the Portfolios and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolios is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolios and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolios remaining after satisfaction of outstanding liabilities. The shares of the Portfolios, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and, in such event, holders of the remaining shares would not be able to elect any directors.

   Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, the Life Companies will vote the Fund's shares in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

                             PERFORMANCE INFORMATION

   Each Portfolio may, from time to time, include quotations of its total return or yield in connection with the total return for the corresponding Sub-accounts of the Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolios during the particular time period shown as calculated based on the historical performance of the Portfolios during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield regarding the Portfolios do not reflect charges and deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

   The total return of the Portfolios refers to the average annual percentage change in value of an investment in the Portfolios held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolios began operations, as of a stated ending date. When the Portfolios have been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of each Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

   The Portfolios may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total return for the Portfolios for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

   A Portfolio may also, from time to time, compare the performance of the Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices; (2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds by overall performance, investment objectives, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, a Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

   A Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

   (See the Statement of Additional Information for more information about the Portfolios' performance.)

                               GENERAL INFORMATION

REPORTS TO POLICYHOLDERS

   The fiscal year of the Portfolios ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing each Portfolio's composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

   Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, acts as Custodian and Dividend Disbursing Agent of each Portfolio's assets.

ADDITIONAL INFORMATION

   The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                              WRL SERIES FUND, INC.

                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                      MERIDIAN/INVESCO US SECTOR PORTFOLIO
                    MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO

                               OFFICE OF THE FUND:

                              WRL Series Fund, Inc.
                               201 Highland Avenue
                                 Largo, FL 34640
                                 (800) 851-9777
                                 (813) 585-6565


INVESTMENT ADVISER:

   Western Reserve Life Assurance Co. of Ohio
   201 Highland Avenue
   Largo, FL 34640

CO-SUB-ADVISERS:

   Meridian Investment Management Corporation
   12835 East Arapahoe Road
   Tower II, 7th Floor
   Englewood, CO 80112

   INVESCO Global Asset Management Limited
   Rosebank, 12 Bermudiana Road
   Hamilton, Bermuda HM11

CUSTODIAN:

   Investors Bank & Trust Company
   89 South Street
   Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

   Price Waterhouse LLP
   1055 Broadway
   Kansas City, MO 64105

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                              WRL SERIES FUND, INC.

                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                      MERIDIAN/INVESCO US SECTOR PORTFOLIO
                    MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO


                       STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is NOT a prospectus but supplements and should be read in conjunction with the Prospectus for the Meridian/INVESCO Global Sector Portfolio, Meridian/ INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 34640 or by calling the Fund at
(800) 851-9777.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                               Investment Adviser

                   MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                     INVESCO GLOBAL ASSET MANAGEMENT LIMITED

                                 Co-Sub-Advisers


   The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1996, AS SUPPLEMENTED OCTOBER 11, 1996.

                                TABLE OF CONTENTS

                                                    PAGE IN THIS STATEMENT   CROSS-REFERENCE
                                                              OF                    TO
                                                    ADDITIONAL INFORMATION  PAGE IN PROSPECTUS
                                                    ----------------------  ------------------
Investment Objectives and Policies                             1                      1
  Investment Restrictions                                      1                      6
  Lending of Portfolio Securities                              3                      4
  Convertible Securities                                       3                      3
  Mortgage-Backed Securities                                   4                      1
  Asset-Backed Securities                                      4                      2
  Zero Coupon Bonds                                            4                      2
  Restricted/144A Securities                                   5                      4
  Futures, Options on Futures and Options on
    Securities                                                 5                      3
  Forward Foreign Currency Contracts                           9                      3
  Swaps and Swap-Related Products                              9                      3
  Repurchase Agreements                                       10                      3
  Foreign Exchange Transactions                               10                      3
Management of the Fund                                        11                      6
  Directors and Officers                                      11                      6
  The Investment Adviser                                      12                      6
  The Co-Sub-Advisers                                         14                      7
Portfolio Transactions and Brokerage                          15                      7
  Portfolio Turnover                                          15                      6
  Placement of Portfolio Brokerage                            15                      7
Purchase and Redemption of Shares                             16                      8
  Determination of Offering Price                             16                      8
  Net Asset Valuation                                         16                      8
Calculation of Performance Related Information                17                      9
  Total Return                                                17                      9
  Yield Quotations                                            17                     10
Taxes                                                         18                      8
Capital Stock of the Fund                                     19                      9
Registration Statement                                        20                    N/A
Financial Statements                                          20                     10
Appendix A -Description of
  Selected Corporate Bond Ratings                            A-1                      2
Appendix B -Description of
  Short-Term Securities                                      B-1                      2

                       INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives of the Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio (collectively, the "Portfolios" and, individually, a "Portfolio") of the Fund are described in the Portfolios' Prospectus. Shares of the Portfolios are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

   As indicated in the Prospectus, the Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, ("Policyholders"). A change in the investment objectives or policies of a Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

   As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

   A Portfolio may not, as a matter of fundamental policy:

   1. With respect to seventy-five percent (75%) of the Portfolio's total assets, purchase the securities of any one issuer, except cash items and "government securities" as defined under the 1940 Act, if the purchase would cause the Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

   2. Borrow money from banks or issue senior securities (as defined in the 1940
Act), except that a Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3 % of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3 % of the value of a Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3 % limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   3. Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   4. Purchase or sell physical commodities other than gold or foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent a Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   5. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

   7. Invest more than 25% of the value of its total assets in any particular industry (other than government securities).

   With respect to restriction no. 2, above, in accordance with the requirements of current California insurance regulations, a Portfolio will restrict borrowings to no more than 10% of total assets, except that a Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 33 1/3 % of total assets, a Portfolio may conduct borrowings in accordance with such revised limits.

   Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) A Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts if the aggregate net amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

   (B) A Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

   (C) A Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (D) A Portfolio may not (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds, funds that are the only practical means, or one of the few practical means, of investing in a particular emerging country, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

   (E) A Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

   (F) A Portfolio may not purchase securities of any issuer with a record of less than three years' continuous operation, including that of predecessors (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors), if such purchase would cause the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase.

   (G) A Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (H) A Portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of: (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Directors, or the Portfolio's Co-Sub-Advisers acting pursuant to authority delegated by the Board of Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule. According to the determination, such securities would not be subject to the foregoing limitation.

   (I) A Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

   With respect to investment restriction (I) above, the Fund's Board of Directors has delegated to the Co-Sub-Advisers the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1993 Act"), or any successor to such rule and that such securities are not subject to such restriction. Under guidelines established by the Board of Directors, the Co-Sub-Advisers will consider the following factors, among others, in making this determination: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

   Except as otherwise required by law, if a percentage limitation is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of a Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements.

LENDING OF PORTFOLIO SECURITIES

   Subject to investment restriction 5 above, each Portfolio, from time to time, may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits a Portfolio to earn income, which, in turn, can be invested in additional securities of the type described below in pursuit of a Portfolio's investment objective. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. A Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. A Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33 1/3 % of the Portfolio's total assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the rules of the Securities and Exchange Commission ("SEC") thereunder.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

   Each Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolios may invest are subject to the same rating criteria as the Portfolios' investment in non-convertible debt securities.

MORTGAGE-BACKED SECURITIES (ALL PORTFOLIOS)

   The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not. The Portfolios currently do not intend to invest more than 5% of their respective net assets in mortgage-backed securities.

   Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolios. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

ASSET-BACKED SECURITIES (ALL PORTFOLIOS)

   Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. The Portfolios currently do not intend to invest more than 5% of their respective net assets in asset-backed securities.

ZERO COUPON BONDS (ALL PORTFOLIOS)

   The Portfolios may invest in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. In order for a Portfolio to maintain its qualification as a regulated investment company, it may be required to distribute income recognized on zero coupon bonds or "strips" even though no cash may be paid to the Portfolio until the maturity or call date of the bond, and any such distribution could reduce the amount of cash available for investment by the Portfolio. The Portfolios currently do not intend to invest more than 5% of their respective net assets in zero coupon bonds or "strips."

RESTRICTED/144A SECURITIES (ALL PORTFOLIOS)

   In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

   Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio could, however, adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON SECURITIES (ALL PORTFOLIOS)

   As discussed in the section entitled "The Meridian/INVESCO Global Sector Portfolio, Meridian/ INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio and the Fund" in the Prospectus, each Portfolio may enter into futures contracts for hedging or other non-speculative purposes, and purchase and sell ("write") options to buy or sell futures contracts and other securities. These instruments are sometimes referred to as "derivatives." The Portfolios will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Portfolios will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of a Portfolio's total assets after taking into account unrealized profits and losses on options it has entered into.

   In the case of an option that is "in-the-money" (as defined in the Commodity Exchange Act (the "CEA")), the in-the-money amount may be excluded in computing the 5% limitation described above. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put.) As to long positions which are used as part of the Portfolios' strategies and are incidental to their activities in the underlying cash market, the "underlying commodity value" of the Portfolios' futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held by the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

   A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides a specified settlement date on which, for the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, for stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash.

Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

   The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable. This process is known as "marking-to-market."

   Initial margin is in the nature of a performance bond or good faith deposit on the contract. However, because losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Portfolio may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by a Portfolio, there is a general increase in interest rates, thereby making the Portfolio's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Portfolio, an amount of cash, together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position that effectively operates to terminate the Portfolio's position in the futures contract.

   A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such a contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

   When futures are purchased to hedge against a possible increase in the price of a security before a Portfolio is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

   In addition to the possibility of an imperfect correlation or no correlation at all between movements in the futures and the portion of a Portfolio hedged, the prices of futures may not correlate perfectly with movements in interest rates or exchange rates due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between interest rates or exchange rates and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in interest rates or exchange rates and movements in the prices of futures contacts, the value of futures contracts as a hedging device may be reduced.

   In addition, if a Portfolio has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

   Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

   OPTIONS ON FUTURES CONTRACTS. Each Portfolio may buy and write options on futures contracts solely for bona fide hedging purposes or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its securities and changes in the value of the futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge against the risk of falling prices.

   The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series, (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

   An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

   OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

   Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

   Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

   An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

   Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

   In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund on behalf of the Portfolios. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

FORWARD FOREIGN CURRENCY CONTRACTS (ALL PORTFOLIOS)

   As discussed in the section of the Portfolio's Prospectus entitled "The Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio and the Fund," each Portfolio may enter into forward contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Portfolio holds the foreign security. The Portfolios will not speculate in forward currency contracts. Although the Portfolios have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Portfolios will not attempt to hedge all of their foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Meridian. The Portfolios will not enter into a forward contract for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolios' limitation on investing in illiquid securities, discussed above.

SWAPS AND SWAP-RELATED PRODUCTS (ALL PORTFOLIOS)

   Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

   The Portfolios may enter into interest rate swaps, caps and floors, which are included in the types of instruments sometimes known as derivatives, on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and usually will enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolios will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Co-Sub-Advisers will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio would have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (I.E., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would anticipate losing the net amount of the payments that the Portfolio contractually is entitled to receive over the payments that the Portfolio is contractually obligated to make. The Portfolios may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Portfolios' other investment restrictions set forth above.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

   As discussed in the Portfolios' Prospectus, a Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Portfolios' custodian bank until the repurchase agreement is completed.

FOREIGN EXCHANGE TRANSACTIONS (ALL PORTFOLIOS)

   To the extent a Portfolio invests directly in foreign securities, a Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally NOT covered by insurance otherwise applicable to such institutions.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

   The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
  34641. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater, Florida
  34616. Retired (1988 - present); Senior Vice-President, Treasurer (1966 -
  1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 - December, 1990).

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
  Clearwater, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1973 - present).

JOHN R. KENNEY (1, 2) , CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
  2/8/38). Chairman of the Board of Directors (1987 - present), Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present) Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 - September, 1990 and November, 1990 - present) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

G. JOHN HURLEY (1, 2), EXECUTIVE VICE PRESIDENT AND DIRECTOR (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - present), Western Reserve Life Assurance Co. of Ohio; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September, 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August,
  1992); Vice President of Pioneer Western Corporation (May, 1988 - February,
  1991).

RICHARD B. FRANZ, II (1, 2), TREASURER (DOB 7/12/50). Senior Vice President
  (1987 - present), Chief Financial Officer (1987 - December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President and Treasurer (1988 - February, 1991), Pioneer
----------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.

  Western Corporation (financial services), Largo, Florida; Treasurer (1988 - September, 1990 and November, 1990 - present), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

REBECCA A. FERRELL (1, 2), SECRETARY, VICE PRESIDENT AND COUNSEL (DOB 12/10/60).
  Assistant Vice President and Counsel (June, 1995 -present), Attorney (August, 1993 - June, 1995), Western Reserve Life Assurance Co. of Ohio; Secretary and Assistant Vice President (March, 1994 - September, 1995), Secretary, Vice President and Counsel (September, 1995 - present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Attorney (September, 1992 - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.; Legal Writing Instructor (August, 1991 - June,
  1992), Florida State University College of Law; Teaching Assistant, English (August, 1990 - July, 1991), University of South Florida.

ALAN M. YAEGER (1, 2), EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
  President (June, 1993 -present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio.
------------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.

   The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Co-Sub-Advisers ("disinterested Director"). Each such Director also receives $500, plus expenses, per each regular and special Board meeting attended. Because the Portfolios had not commenced operations as of December 31, 1995 the Portfolios did not pay any Directors' fees for the fiscal year ended December 31, 1995. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1995.

                              COMPENSATION TABLE

                                                                 TOTAL COMPENSATION
                                                               PAID TO DIRECTORS FROM
                                                               WRL SERIES FUND, INC.,
                                                                 IDEX FUND, IDEX II
                                      AGGREGATE COMPENSATION      SERIES FUND AND
     NAME OF PERSON, POSITION       FROM WRL SERIES FUND, INC.      IDEX FUND 3
----------------------------------- -------------------------- ----------------------
Peter R. Brown, Director ..........          $9,500                    $32,500
Charles C.Harris, Director ........          $9,500                    $32,000
Russell A. Kimball, Jr., Director..          $8,500                    $ 8,500


   Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, IDEX Fund, IDEX II Series Fund, and/or IDEX Fund 3 to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charge), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

   As of March 1, 1996, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

   The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund -The Investment Adviser" in the Prospectus.

Western Reserve Life Assurance Co. of Ohio (the "Investment Adviser") serves as the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 30, 1996, with the Fund. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

   The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on December 4, 1995. The Investment Advisory Agreement provides that subsequent to its approval by the Portfolios' sole shareholder, it will continue in effect for an initial term ending April 22, 1998, and from year to year thereafter, if approved annually
(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of a Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of a Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act)

   While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of the Portfolios, SEE "The Co-Sub-Advisers", below.

   ADVISORY FEE. The method of computing the investment advisory fee is fully described in the Prospectus. No fees have been paid to the Investment Adviser by the Portfolios for the year ended December 31, 1995 because the Portfolios had not commenced operations as of that date.

   PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolios. The Investment Adviser also pays all expenses incurred in connection with the formation and organization of the Portfolios including all costs and expenses of preparing and filing the post-effective amendment to the Fund's registration statement effecting the registration of the Portfolios and their shares under the 1940 Act and the Securities Act of 1933. Each Portfolio pays all other expenses incurred in its operation and all of the Portfolio's general administrative expenses.

   Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian, fees and expenses of Fund directors who are not "interested persons" of the Fund, legal expenses, state franchise taxes, cost of auditing services, costs of printing proxies, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone, and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

   Expenses that relate exclusively to a particular portfolio of the Fund, such as brokerage commissions, custodian fees, and registration fees for shares, are paid by that portfolio. Other expenses are allocated to the portfolios in an equitable manner determined by the Portfolios' Investment Adviser.

THE CO-SUB-ADVISERS

   This discussion supplements the information provided about the Co-Sub-Advisers under the caption "Management of the Fund - The Co-Sub-Advisers" in the Prospectus.

   Meridian Investment Management Corporation ("Meridian") and INVESCO Global Asset Management Limited ("INVESCO") serve as Co-Sub-Advisers for the Portfolios pursuant to a Sub-Advisory Agreement dated April 30, 1996, between Meridian and WRL and a Sub-Advisory Agreement dated April 30, 1996, between INVESCO and WRL on behalf of the Portfolios. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on December 4, 1995. The Sub-Advisory Agreements provide that subsequent to their approval by the Portfolios' sole shareholder, they will continue in effect for an initial term ending April 22, 1998, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

   Pursuant to the Sub-Advisory Agreements, the Co-Sub-Advisers provide investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolios. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Co-Sub-Advisers are responsible for the actual management of the Portfolios and for making decisions to buy, sell or hold any particular security. As discussed in the Prospectus, Meridian has the responsibility for allocating the Portfolios' assets among asset categories, countries and/or industries. After these allocations have been designated by Meridian, INVESCO will select the specific securities within each category, country or industry. The Co-Sub-Advisers bear all of the expenses in connection with the performance of their respective services under the Sub-Advisory Agreements such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Portfolios. The method of computing the Co-Sub-Advisers' fee is set forth in the Prospectus. Because the Portfolios did not commence operations until May 1, 1996, no co-sub-advisory fees were paid by the Investment Adviser to the Co-Sub-Advisers with respect to the Portfolios for the year ended December 31, 1995.

   Meridian, located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112, serves as a Co-Sub-Adviser to the Portfolios. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation (MM&R). Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retired accounts.

   INVESCO Global Asset Management Limited, located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11, serves as a Co-Sub-Adviser to the Portfolios. In performing services under its Sub-Advisory Agreement with WRL, INVESCO is authorized to use INVESCO-affiliated companies and their employees, provided that INVESCO supervises and remains fully responsible for all such services. Pursuant to this authority, INVESCO has entered into service agreements with INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the Portfolios' investments in foreign securities, and with INVESCO Trust Company, 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolios' investments in U.S. securities. These agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on March 18, 1996. INVESCO and its affiliates are indirect wholly-owned subsidiaries of INVESCO PLC, a global firm that managed approximately $84 billion as of December 31, 1995. INVESCO PLC is headquartered in London, with money managers located in Europe, North America and the Far East.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

   The information that follows supplements the information provided about portfolio turnover under the caption "The Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio and the Fund - Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for each Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year.

   There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic objective and policies of each Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

   Subject to policies established by the Board of Directors of the Fund, INVESCO is primarily responsible for placement of the Portfolios' securities transactions. In placing orders, it is the policy of the Portfolios to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While INVESCO generally will seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available. The Portfolios do not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

   Decisions as to the assignment of portfolio brokerage business for the Portfolios and negotiation of their commissison rates are made by INVESCO, whose policy is to seek to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, INVESCO may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to INVESCO, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

   In selecting brokers and in negotiating commissions, INVESCO considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist INVESCO in carrying out its responsibilities. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by INVESCO. The expenses of INVESCO will not necessarily be reduced as a result of the receipt of such supplemental information. INVESCO may use such research products and services in servicing other accounts in addition to the Portfolios. If INVESCO determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, INVESCO will allocate the costs of such service or product accordingly. The portion of the product or service that INVESCO determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for INVESCO. Conversely, such supplemental information obtained by the placement of business for INVESCO will be considered by and may be useful to INVESCO in carrying out its obligations to the Portfolios.

   When a Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of INVESCO, better prices and executions are likely to be achieved through the use of a broker.

   Securities held by one or more of the Portfolios may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Co-Sub-Advisers serve as advisers, or held by the Investment Adviser or Co-Sub-Advisers for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Co-Sub-Advisers for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for one or more of the Portfolios or other entities for which INVESCO acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Co-Sub-Advisers during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Investment Adviser or the Co-Sub-Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, INVESCO may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by INVESCO in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

   The Board of Directors of the Fund periodically reviews the brokerage placement practices of INVESCO on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

   The Board of Directors of the Fund has authorized INVESCO to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

                        PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF OFFERING PRICE

   Shares of the Portfolios are currently sold only to the Separate Accounts to fund the benefits under the Policies and the Annuity Contracts. The Portfolios may, in the future, offer their shares to other insurance company separate accounts. The Separate Accounts invest in shares of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the Policies and the Annuity Contracts. Shares of the Portfolios are sold and redeemed at their respective net asset values as described in the Prospectus.

NET ASSET VALUATION

   As stated in the Prospectus, the net asset value of a Portfolio's shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The per share net asset value of a Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by the Investment Adviser and the Co-Sub-Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by the Global Sector Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                 CALCULATION OF PERFORMANCE RELATED INFORMATION

   The Prospectus contains a brief description of how performance is calculated.

TOTAL RETURN

   Total return quotations for each of the Portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                               P (1+T)(n) = ERV

   Where:   P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years

          ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

   The total return quotation calculations reflect the deduction of a proportionate share of a Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

   Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies of the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

   Additional information regarding the investment performance of the Portfolios appear in the Prospectus.

YIELD QUOTATIONS

   The yield quotations for a Portfolio are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                                    a-b     6
                         YIELD = 2[(--- + 1) -1]
                                    cd

   Where: a = dividends and interest earned during the period by the
              Portfolio
          b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

   Because the Portfolios did not commence operations until May 1, 1996, no quotations of standardized or non-standardized performance information are available.

                                    TAXES

   Shares of the Portfolios are offered only to the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.

   Each Portfolio intends to qualify and expects to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

   As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities by the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

   A Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

   The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

   If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. A Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

   Dividends and interest received by the Portfolios may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

   The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolios will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolios' investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Portfolios invest in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolios will be required to include in income each year their pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolios; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

   The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                            CAPITAL STOCK OF THE FUND

   As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio. The Fund is currently comprised of the following portfolios: Money Market Portfolio; Bond Portfolio; Growth Portfolio; Global Portfolio; Short-to-Intermediate Government Portfolio; Emerging Growth Portfolio; Equity-Income Portfolio; Balanced Portfolio; Utility Portfolio; Aggressive Growth Portfolio; Tactical Asset Allocation Portfolio; C.A.S.E. Quality Growth Portfolio; C.A.S.E. Growth &

Income Portfolio; C.A.S.E. Growth Portfolio; Janus Balanced Portfolio; International Equity Portfolio; Leisure Portfolio; Value Equity Portfolio; Meridian/INVESCO Global Sector Portfolio; Meridian/ INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio.

                             REGISTRATION STATEMENT

   There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios, or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.


                              FINANCIAL STATEMENTS

   Unaudited financial statements for EACH OF THE PORTFOLIOS FOR THE PERIOD FROM MAY 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 1996 ARE INCLUDED IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX A

                 DESCRIPTION OF SELECTED CORPORATE BOND RATINGS

CORPORATE BONDS - MOODY'S INVESTORS SERVICE, INC.

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Unrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

   Should no rating be assigned, the reason may be one of the following:

   1. An application for rating was not received or accepted.

   2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

   3. There is a lack of essential data pertaining to the issue or issuer.

   4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS - STANDARD & POOR'S

   AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the higher rated categories.

   BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

   B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

   CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   Plus (+) or Minus (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Unrated - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                   APPENDIX B
                      DESCRIPTION OF SHORT-TERM SECURITIES

   The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

   1. CERTIFICATE OF DEPOSIT. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

   2. EURODOLLAR CERTIFICATE OF DEPOSIT. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

   3. FLOATING RATE NOTE. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

   4. TIME DEPOSIT. A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Portfolio.

   5. BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   6. VARIABLE AMOUNT MASTER DEMAND NOTE. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

   7. COMMERCIAL PAPER. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

   8. REPURCHASE AGREEMENT. A repurchase agreement is an instrument under which a Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by a Portfolio, reflecting an agreed upon market rate of interest for the period from the time of a Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a Portfolio's net assets.

   Although repurchase transactions usually do not impose market risks on the purchaser, a Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a Portfolio upon liquidation of the securities may be limited.

WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                               AUGUST 31, 1996

  Investments in securities, at market value
    (cost $ 3,088,114).............................      $  3,067,842

  Short-term securities, at amortized cost                          0
  Cash............................................            481,096
  Receivables:
    Fund shares sold..............................                  0
    Securities sold...............................                  0
    Interest......................................             12,265
    Dividends.....................................              1,900
    Foreign Receivable............................                132
    Other.........................................                  0
                                                         ------------

      Total assets................................          3,563,235
                                                         ------------

LIABILITIES:

  Fund shares purchased..........................                 0
  Securities purchased...........................            258,767
  Accounts payable and accrued liabilities:
    Investment advisory fees.....................              2,523
    Custody fees.................................                459
    Dividends to shareholders....................                  0
    Deposits for securities on loan..............                  0
    Other Fees...................................                  0
                                                        ------------

      Total liabilities..........................            261,749
                                                        ------------

        Total net assets.........................        $ 3,301,486
                                                        ============
NET ASSETS:

  Capital stock
    ($  .01 par value 75,000,000 authorized)            $     3,336
  Additional paid-in capital.....................         3,311,952
  Accumulated undistributed income:
    Accumulated undistributed net investment
      income (loss)..............................           12,736
   Accumulated undistributed net realized
      gain (loss) on:
      Investment transactions....................           (6,461)
      Foreign currency transactions..............               71
  Net unrealized appreciation (depreciation) on:
    Investment securities........................          (20,272)
    Foreign currency transactions................              124
  Net assets applicable to outstanding                ------------
    shares of capital............................     $  3,301,486
                                                      ============
  Shares outstanding at August 31, 1996                    333,551
                                                      ============
  Net asset value per share......................     $       9.90
                                                      ============


STATEMENT OF OPERATIONS
                                                   PERIOD ENDED
INVESTMENT INCOME:                             AUGUST 31, 1996*

  Interest.......................................    $  16,172
  Dividends (Net of foreign tax of $95)                  4,569
                                                     ---------

      Total investment income....................       20,741
                                                     ---------

EXPENSES:

  Investment advisory fees.......................        6,773
  Printing and shareholder reports...............          192
  Custody fees...................................       10,181
  Legal fees.....................................           17
  Auditing and accounting fees...................        1,505
  Directors fees.................................            3
  Registration fees..............................            4
  Other fees.....................................            7
                                                     ---------
      Total expenses.............................       18,682

  Less:
    Advisory fee waiver..........................
      and expense reimbursement..................       10,677
    Fees paid indirectly.........................            0
                                                     ---------
        Net expenses.............................        8,005
                                                     ---------
  Net investment income (loss)...................       12,736
                                                     ---------
  Net realized gain (loss) on:
    Investment securities........................      (6,461)
    Foreign currency transactions................           71
                                                     ---------
      Total net realized gain (loss).............       (6,390)
                                                     ---------
  Change in unrealized appreciation
  (depreciation) on:
    Investment securities........................      (20,272)
    Foreign currency transactions................          124
      Total change in unrealized                     ---------
      appreciation (depreciation)................      (20,148)
                                                     ---------
  Net gain (loss) on investments................       (26,538)
                                                     ---------
    Net increase (decrease) in net assets
      resulting from operations..... ...........     $ (13,802)
                                                     =========
* The inception of this portfolio was May 1, 1996.


WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS
                                                                            PERIOD ENDED
                                                                           AUGUST 31, 1996*

OPERATIONS:
  Net investment income (loss)...........................................  $    12,736
  Net realized gain (loss) on investments and foreign
    currency transactions................................................       (6,390)
  Change in unrealized appreciation (depreciation) on investments and
    foreign currency transactions........................................      (20,148)
                                                                           -----------
    Net increase (decrease) in net assets resulting from operations......      (13,802)
                                                                           -----------
DISTRIBUTION TO SHAREHOLDERS:

  Net investment income.................................................             0
  Net realized gains....................................................             0
                                                                           -----------
    Total distributions.................................................             0
                                                                           -----------
CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares.....................................     3,438,371
  Dividends and distributions reinvested................................             0
  Cost of shares repurchased............................................      (123,083)
                                                                           -----------
    Increase (decrease) in net assets from capital shares transactions..     3,315,288
                                                                           -----------
    Net increase (decrease) in net assets ..............................     3,301,486

NET ASSETS:

  Beginning of period...................................................             0
                                                                           -----------
  End of period.........................................................   $ 3,301,486
                                                                           ===========
    Undistributed net investment income.................................   $    12,736
                                                                           ===========
SHARE ACTIVITY:

  Shares outstanding - beginning of period .............................             0
                                                                           -----------
  Shares issued.........................................................       345,983
  Shares issued - reinvestment of dividends and distributions...........             0
  Shares redeemed.......................................................       (12,432)
                                                                           -----------
  Increase (decrease) in shares outstanding.............................       333,551
                                                                           -----------
  Shares outstanding - end of period....................................       333,551
                                                                           ===========

  * The inception of this portfolio was May 1, 1996



WRL SERIES FUND, INC
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)


FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED

                                                              AUGUST 31
                                                             ---------
                                                                1996/dagger/
                                                                -----

Net asset value, beginning of period ................     $      10.00
Income from operations:
    Net investment income (loss) ....................              .07
    Net realized and unrealized
      gain (loss) on investments.....................             (.17)
                                                              ---------
      Total income (loss) from operations............             (.10)
                                                              ---------
  Distributions:
    Dividends from net investment income.............            (.00)
    Distributions from net realized gains
      on investments.................................             .00
                                                             ---------
      Total distributions............................            (.00)
                                                             ---------
Net asset value, end of period.......................     $       9.90
                                                             =========

Total return ........................................            -1.01%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands)...................................     $      3,301
  Ratio of expenses to average net assets ...........             1.10%
  Ratio of net investment income (loss)
    to average net assets............................             1.74%
  Ratio of commissions paid to number of shares......             3.43%
  Portfolio turnover rate............................            10.57%


* The above table illustrates the change for a share outstanding computed using average shares outstanding through the period. See Note 5.

/dagger/ The inception of this portfolio was May 1, 1996. The total return is not annualized.

WRL SERIES FUND, INC.
MERIDIAN/INVESCO US SECTOR PORTFOLIO
(UNAUDITED)



STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                              AUGUST 31, 1996

  Investments in securities, at market value
    (cost $ 530,406).................                   $    524,925

  Short-term securities, at amortized cost                         0
  Cash...............................                        116,664
  Receivables:
    Fund shares sold.................                             0
    Securities sold..................                         2,781
    Interest.........................                           434
    Dividends........................                           375
    Other............................                             0
                                                       ------------
      Total assets...................                       645,179
                                                       ------------
LIABILITIES:

  Fund shares purchased.............                   .           0
  Securities purchased...............                         33,612
  Accounts payable and accrued liabilities:
    Investment advisory fees.........                            485
    Custody and transfer agent fees..                              0
    Auditing and accounting fees.....                             88
    Dividends to shareholders........                              0
    Deposits for securities on loan..                              0
    Other fees.......................                              0
                                                        ------------
      Total liabilities..............                         34,185
                                                        ------------
        Total net assets.............                   $    610,994
                                                        ============

NET ASSETS:

  Capital stock
    ($  .01 par value 75,000,000 authorized)                  $  635
  Additional paid-in capital.........                        626,988
  Accumulated undistributed income:
    Accumulated undistributed net investment
      income (loss)..................                            427
    Accumulated undistributed net realized
      gain (loss) on:
      Investment transactions........                        (11,575)
  Net unrealized appreciation (depreciation) on:
    Investment securities............                         (5,481)
                                                        ------------
  Net assets applicable to outstanding
    shares of capital................                   $    610,994
                                                        ============
  Shares outstanding at August 31, 1996                       63,474
                                                            ========
  Net asset value per share..........                   $       9.63
                                                        ============


STATEMENT OF OPERATIONS
                                                         PERIOD ENDED
INVESTMENT INCOME:                                      AUGUST 31, 1996*

  Interest...........................                    $      1,420
  Dividends..........................                           1,172
                                                         ------------
      Total investment income........                           2,592
                                                         ------------
EXPENSES:

  Investment advisory fees...........                           1,832
  Printing and shareholder reports...                               0
  Custody fees.......................                           8,146
  Legal fees.........................                               0
  Auditing and accounting fees.......                           1,505
  Directors fees.....................                               0
  Registration fees..................                               0
  Other fees.........................                               0
                                                         ------------
      Total expenses.................                          11,483

  Less:
    Advisory fee waiver
      and expense reimbursement......                           9,318
    Fees paid indirectly.............                               0
                                                         ------------
        Net expenses.................                           2,165
                                                         ------------
  Net investment income (loss).......                             427
                                                         ------------
  Net realized gain (loss) on:
    Investment securities............                        (11,575)
                                                         ------------
      Total net realized gain (loss).                        (11,575)

  Change in unrealized appreciation (depreciation) on:

    Investment securities............                         (5,481)
                                                         ------------
      Total change in unrealized
        appreciation (depreciation)..                         (5,481)
                                                         ------------
  Net gain (loss) on investments.....                        (17,056)
                                                         ------------
  Net increase (decrease) in net assets
    resulting from operations........                    $   (16,629)
                                                         ===========

* The inception of this portfolio was May 1, 1996.


WRL SERIES FUND, INC.
MERIDIAN/INVESCO US SECTOR PORTFOLIO
(UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   PERIOD ENDED
                                                                                AUGUST 31, 1996*
OPERATIONS:
  Net investment income (loss)....................................................$        427
  Net realized gain (loss) on investments.........................................     (11,575)
  Change in unrealized appreciation (depreciation) on investments.................      (5,481)
                                                                                  ------------

    Net increase (decrease) in net assets resulting from operations...............     (16,629)
                                                                                  ------------

DISTRIBUTION TO SHAREHOLDERS:

  Net investment income...........................................................           0
  Net realized gains..............................................................           0
                                                                                  ------------

    Total distributions...........................................................           0
                                                                                  ------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares...............................................     628,953
  Dividends and distributions reinvested..........................................           0
  Cost of shares repurchased......................................................      (1,330)
                                                                                  ------------

    Increase (decrease) in net assets from capital shares transactions............     627,623
                                                                                  ------------

    Net increase (decrease) in net assets.........................................     610,994

NET ASSETS:

  Beginning of period.............................................................           0
                                                                                  ------------

  End of period...................................................................$    610,994
                                                                                   ===========

    Undistributed net investment income...........................................$        427
                                                                                   ===========

SHARE ACTIVITY:

  Shares outstanding - beginning of period........................................           0
                                                                                  ------------

  Shares issued...................................................................      63,613
  Shares issued - reinvestment of dividends and distributions.....................           0
  Shares redeemed.................................................................        (139)
                                                                                  ------------

  Increase (decrease) in shares outstanding.......................................      63,474
                                                                                  ------------

  Shares outstanding - end of period..............................................      63,474
                                                                                  ============


  * The inception of this portfolio was May 1, 1996.


WRL SERIES FUND, INC.
MERIDIAN/INVESCO US SECTOR PORTFOLIO
(UNAUDITED)

FINANCIAL HIGHLIGHTS*

FOR THE PERIOD ENDED

                                            AUGUST 31
                                            ---------
                                              1996/dagger/
                                              -----

Net asset value, beginning of period........$ 10.00
 Income from operations:
    Net investment income (loss)............    .01
    Net realized and unrealized
      gain (loss) on investments............   (.38)
                                             ------
      Total income (loss) from operations...   (.37)
                                             ------
  Distributions:
    Dividends from net investment income....   (.00)
    Distributions from net realized gains
      on investments........................    .00
                                             ------
      Total distributions...................    .00
                                             ------
Net asset value, end of period..............$  9.63
                                             ======
Total return................................  -3.74%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands)..........................$   611
  Ratio of expenses to average net assets...   1.23%
  Ratio of net investment income (loss)
    to average net assets...................    .24%
  Ratio of commission paid to number of        5.97%
  shares
  Portfolio turnover rate...................  37.17%


* The above table illustrates the change for a share outstanding computed using average shares outstanding through the period. See Note 5.

/dagger/ The inception of this portfolio was May 1, 1996. The total return is not annualized.

WRL SERIES FUND, INC.
MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO
(UNAUDITED)


STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                               AUGUST 31, 1996

  Investments in securities, at market value
    (cost $ 1,006,099).......................            $  1,015,935

  Short-term securities, at amortized cost                          0
  Cash.......................................                  67,949
  Receivables:
    Fund shares sold.........................                       0
    Securities sold..........................                       0
    Interest.................................                     128
    Dividends................................                     763
    Foreign receivable.......................                     627
    Other....................................                       0
                                                         ------------

      Total assets...........................               1,085,402
                                                         ------------

LIABILITIES:

  Fund shares purchased.....................                       0
  Securities purchased......................                   31,192
  Accounts payable and accrued liabilities:
    Investment advisory fees................                      914
  Custody and transfer agent fees...........                        0
  Auditing and accounting fees..............                      166
    Dividends to shareholders...............                        0
    Deposits for securities on loan ........                        0
    Other fees..............................                        0
                                                         ------------

      Total liabilities....................                    32,272
                                                          -----------

        Total net assets...................               $ 1,053,130
                                                          ===========
NET ASSETS:

  Capital stock
    ($.01 par value 75,000,000 authorized)                $     1,040
  Additional paid-in capital..............                  1,039,929
  Accumulated undistributed income:
    Accumulated undistributed net investment
      income (loss.........................                    3,215
    Accumulated undistributed net realized
      gain (loss) on:
      Investment transactions..............                       369
    Foreign currency transactions..........                    (1,288)
  Net unrealized appreciation (depreciation) on:
    Investment securities..................                     9,836
    Foreign currency transactions..........                        29
  Net assets applicable to outstanding                    -----------
    shares of capital......................               $ 1,053,130
                                                          ===========
  Shares outstanding at August 31, 1996....                   104,020
                                                          ===========
  Net asset value per share................                    $10.12
                                                          ===========


STATEMENT OF OPERATIONS

                                                           PERIOD ENDED
INVESTMENT INCOME:                                      AUGUST 31, 1996*

  Interest.................................                   $  2,590
  Dividends (net of foreign tax $728)......                      4,935
                                                               -------

      Total investment income..............                      7,525
                                                               -------

EXPENSES:

  Investment advisory fees.................                      3,647
  Printing and shareholder reports.........                        211
  Custody fees.............................                      8,054
  Legal fees...............................                          4
  Auditing and accounting fees.............                      1,505
  Directors fees...........................                          0
  Registration fees .......................                          1
  Other fees...............................                          7
                                                              --------
      Total expenses.......................                     13,429

  Less:
    Advisory fee waiver
      and expense reimbursement............                      9,119
    Fees paid indirectly...................                          0
                                                              --------
        Net expenses ......................                      4,310
                                                              --------
  Net investment income (loss).............                      3,215
                                                              --------
  Net realized gain (loss) on:
    Investment securities..................                        369
    Foreign currency transactions..........                     (1,288)
                                                              --------
      Total net realized gain (loss).......                       (919)
                                                              --------
  Change in unrealized appreciation (depreciation) on:
    Investment securities..................                      9,836
    Foreign currency transactions..........                         29
                                                              --------
      Total change in unrealized
        appreciation (depreciation)........                      9,865
                                                              --------
  Net gain (loss) on investments...........                      8,946
                                                              --------
  Net increase (decrease) in net assets
    resulting from operations..............                   $ 12,161
                                                              ========

  * The inception of this portfolio was May 1, 1996.


WRL SERIES FUND, INC.
MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO
(UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 PERIOD ENDED
                                                                                               AUGUST 31, 1996*

OPERATIONS:
  Net investment income (loss).................................................................$      3,215
  Net realized gain (loss) on investments and foreign currency transactions....................        (919)
  Change in unrealized appreciation (depreciation) on investments and foreign currency
  transactions                                                                                        9,865
                                                                                               ------------
    Net increase (decrease) in net assets resulting from operations............................      12,161
                                                                                               ------------

DISTRIBUTION TO SHAREHOLDERS:

  Net investment income........................................................................           0
  Net realized gains...........................................................................           0
                                                                                               ------------

    Total distributions........................................................................           0
                                                                                               ------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares............................................................   1,043,695
  Dividends and distributions reinvested.......................................................           0
  Cost of shares repurchased...................................................................      (2,726)
                                                                                               ------------

    Increase (decrease) in net assets from capital shares transactions.........................   1,040,969
                                                                                               ------------

    Net increase (decrease) in net assets......................................................   1,053,130

NET ASSETS:

  Beginning of period..........................................................................           0
                                                                                               ------------

  End of period................................................................................$  1,053,130
                                                                                               ============
    Undistributed net investment income........................................................$      3,215
                                                                                                ===========

SHARE ACTIVITY:

  Shares outstanding - beginning of period.....................................................           0
                                                                                               ------------

  Shares issued................................................................................     104,215
  Shares issued - reinvestment of dividends and distributions..................................           0
  Shares redeemed..............................................................................        (195)
                                                                                               -------------

  Increase (decrease) in shares outstanding....................................................     104,020
                                                                                               ------------

  Shares outstanding - end of period...........................................................     104,020
                                                                                               ============


  * The inception of this portfolio was May 1, 1996.


WRL SERIES FUND, INC.
MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO
(UNAUDITED)

FINANCIAL HIGHLIGHTS*

FOR THE PERIOD ENDED

                                            AUGUST 31
                                            ---------
                                              1996/dagger/
                                              -----
Net asset value, beginning of period........$ 10.00
Income from operations:
    Net investment income (loss)............    .03
    Net realized and unrealized
      gain (loss) on investments............    .09
                                             ------

      Total income (loss) from operations...    .12
                                             ------

  Distributions:
    Dividends from net investment income....    .00
    Distributions from net realized gains
      on investments........................    .00
                                             ------
      Total distributions...................    .00
                                             ------

Net asset value, end of period..............$ 10.12
                                             ======
Total return................................   1.25%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands)..........................$ 1,053
  Ratio of expenses to average net assets...   1.28%
  Ratio of net investment income (loss)
    to average net assets...................   0.95%
  Ratio of commissions paid to number of       4.68%
  shares
  Portfolio turnover rate...................   2.52%


* The above table illustrates the change for a share outstanding computed using average shares outstanding through the period. See Note 5.

/dagger/ The inception of this portfolio was May 1, 1996.

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

AUGUST 31, 1996


NOTE 1  - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The WRL Series Fund, Inc. (the "Fund") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985 as a Maryland Corporation and commenced operations on October 2, 1986.

         The Fund consists of a series of investment portfolios, including the Meridian/INVESCO Global Sector Portfolio, the Meridian/INVESCO US Sector Portfolio, the Meridian/INVESCO Foreign Sector Portfolio and the Value Equity Portfolio (the "Portfolios"). Shares of the Fund are sold to the WRL Series Life Account (the "Life Account") and the WRL Series Annuity Account (the "Annuity Account"), collectively called the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), to fund benefits under variable universal life insurance policies and variable annuity contracts issued by WRL.

     On May 1, 1996, WRL supplied seed capital as follows:

     Meridian/INVESCO Global Sector    $1,000,000
     Meridian/INVESCO US Sector           500,000
     Meridian/INVESCO Foreign Sector    1,000,000
     Value Equity                         500,000

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.       VALUATION OF INVESTMENTS

         Securities held by the Portfolios are valued at market value, except for short-term debt securities. Short-term debt securities maturing in 60 days or less are valued on the amortized cost basis, which approximates market value. Stocks are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the latest bid price is used. Bonds are valued using prices quoted by a major dealer in bonds which offers a pricing service. Certain pricing methodologies, such as matrix pricing of bonds, may involve the use of estimates and actual sales prices may differ. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

         The value of foreign securities are translated into U.S. dollars using spot foreign exchange rates.

B.       SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in first-out basis for both tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of bond premium and accretion of discount, is accrued daily. Dividend income on foreign securities is recorded net of foreign tax withholdings.

         The accounting records of the Fund are maintained in U.S. dollars. For transactions denominated in a currency other than the U.S. dollar, purchases and sales of securities, income received, and expenses paid are translated into U.S. dollars at the foreign exchange spot rate on the date the transaction is recorded. Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

         The unrealized gain or loss on forward foreign currency contracts is due to the difference between the foreign exchange contract rate and the foreign exchange forward rate applicable to that contract at the end of the period. This gain or loss becomes realized when the contract is closed or settled.

         Futures contracts and options are valued based upon daily settlement prices with the fluctuations in value recorded as unrealized gains and losses. These gains and losses become realized when the position is closed. The risks associated with the use of options and futures contracts involve the possibilities of an illiquid market and an imperfect correlation between the value of the instrument and the underlying security.

C.       FEDERAL INCOME TAXES

         It is the Fund's policy to distribute substantially all its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)


NOTE 1 (CONTINUED)

     for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

D.   DIVIDENDS AND DISTRIBUTIONS

     Dividends of the Portfolios are declared and reinvested semi-annually, while capital gain distributions are declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Account on the next business day after declaration.

E.   ORGANIZATION COSTS

     All costs incurred in connection with the formation of the Fund and its portfolios were normally paid by WRL.

NOTE 2 - INVESTMENT ADVISORY AND AFFILIATES

A.   INVESTMENT ADVISORY

     The Fund has entered into an annually renewable investment advisory agreement for the Portfolios with WRL as investment adviser. The Fund pays to WRL, and charges to each respective Portfolio, advisory fees each month at the following annual rate expressed as a percentage of the average daily net assets of the respective Portfolio:

     PORTFOLIO                    PERCENT OF ASSETS
     ---------                    -----------------
     Meridian/INVESCO Global Sector       1.10%
     Meridian/INVESCO US Sector           1.10%
     Meridian/INVESCO Foreign Sector      1.10%
     Value Equity                          .80%

     WRL has entered into a sub-advisory agreement with various management companies. Pursuant to the Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio, and Meridian/INVESCO Foreign Sector Portfolio agreements, Meridian Investment Management Corporation receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. For its services, INVESCO Global Asset Management Limited receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million.

     Pursuant to the Value Equity Portfolio agreement, fifty percent of the advisory fee paid to WRL less fifty percent of any expense reimbursement is due to NWQ Investment Management, Inc.

     WRL currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceeds the percentage of net assets of the Portfolio as listed below:

     PORTFOLIO               PERCENTAGE OF ASSETS
     ---------               --------------------
     Value Equity                   1.00%

     The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of contract holders of the underlying sub-accounts. WRL directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL. All normal operating expenses that exceed the established expense limit set forth above will be borne by WRL.

B.   AFFILIATES

     WRL is an indirect wholly-owned subsidiary of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation.



WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

NOTE 3  -  SECURITY TRANSACTIONS

Securities transactions are summarized as follows:

                                                        MERIDIAN/    MERIDIAN/      MERIDIAN/
                                                         INVESCO      INVESCO        INVESCO
                                                         GLOBAL         US           FOREIGN     VALUE
                                                         SECTOR       SECTOR         SECTOR     EQUITY
                                                        PORTFOLIO    PORTFOLIO      PORTFOLIO  PORTFOLIO
                                                        ---------    ---------      ---------  ---------

For the period ended August 31, 1996:
Purchases of securities:
    Long-term excluding U.S. Government........... $  2,634,192  $   710,711    $ 1,030,632   $ 16,563,929
    U.S. Government securities....................      630,462            0              0              0
  Proceeds from maturities and sales of securities:
    Long-term excluding U.S. Government...........       33,625      168,730         24,901         93,778
    U.S. Government securities....................      136,763            0              0              0



NOTE 4  -  FEDERAL INCOME TAX MATTERS

    The income, expenses, gains and losses on securities transactions attributed to each Portfolio for accounting purposes, are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

    Each portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

    The aggregate cost of investments and composition of unrealized appreciation and depreciation for federal income tax purposes as of August 31, 1996 are as follows:


                                                                                              NET UNREALIZED
                                                FEDERAL TAX     UNREALIZED      UNREALIZED     APPRECIATION
PORTFOLIO                                       COST BASIS     APPRECIATION    DEPRECIATION   (DEPRECIATION)
---------                                       ----------     ------------    ------------   --------------
Meridian/INVESCO Global Sector............   $   3,088,114     $     75,119     $    95,391    $   (20,272)
Meridian/INVESCO US Sector................         530,406           22,596          28,077          5,481
Meridian/INVESCO Foreign Sector...........       1,006,099           58,865          49,029          9,836
Value Equity..............................      21,842,884          322,808         182,976        139,832


NOTE 5  -  FINANCIAL HIGHLIGHTS

    The Financial Highlights for each Portfolio is for the period from inception, which is less than one year; therefore the total return shown is not annualized.

    The total return and the change in value of the Portfolio reflect the advisory fee and all other Portfolio expenses and include reinvestment of dividends and capital gains; they do not reflect the charges against the corresponding sub-accounts or the charges and deduction under the applicable annuity contracts.

    The ratio of expenses to average net assets in the financial highlights is net of advisory fee waiver (see Note 2). The August 31, 1996 ratio is annualized, along with the ratio of net investment income to average net assets.

    Without the advisory fee waived by WRL, the ratio would be as follows:

         Meridian/INVESCO Global Sector           2.56%
         Meridian/INVESCO US Sector               6.53%
         Meridian/INVESCO Foreign Sector          2.70%
         Value Equity                             0.97%

                              WRL SERIES FUND, INC.
                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

        SUPPLEMENT DATED OCTOBER 11, 1996 TO PROSPECTUS DATED MAY 1, 1996

         The following is to be inserted before the section entitled "The Meridian/INVESCO Global Sector Portfolio and the Fund" on page 1:

                              FINANCIAL HIGHLIGHTS

         The information contained in the table below for a share of capital stock outstanding of the Meridian/INVESCO Global Sector Portfolio, for the period May 1, 1996 (commencement of operations) through August 31, 1996, is based on the Portfolio's unaudited financial statements included in the Statement of Additional Information. A copy of the Statement of Additional Information and the Fund's Annual Report may be obtained without charge upon request.

                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

                                                                   PERIOD FROM
                                                                    5/1/96 TO
                                                                    8/31/96*
                                                                   ---------
                                                                  (UNAUDITED)

Net asset value, beginning of period ........................      $  10.00

INCOME FROM OPERATIONS:

        Net investment  income (loss) .......................           .07
        Net realized and unrealized gain ....................          (.17)
           (loss) on investments

           Total from investment operations .................          (.10)

DISTRIBUTIONS:

        Dividends from net investment income ................          (.00)
        Distributions from net realized gains ...............           .00
        on investments

Total distributions .........................................          (.00)

Net asset value,  end of period .............................      $   9.90
                                                                   ========

Total return ................................................        -1.01%

RATIOS AND SUPPLEMENTAL DATA:

        Net assets at end of period (in thousands) ..........      $  3,301
        Ratio of expenses to average net assets .............          1.10%
        Ratio of net investment income (loss) ...............          1.74%
        to average net assets
        Ratio of commissions paid to number of shares .......          3.43%
        Portfolio Turnover Rate .............................         10.57%


* The inception of this Portfolio was May 1, 1996. The total return is not annualized.

         The following information should be read in conjunction with the section entitled "Management of the Fund - The Investment Adviser," on page 6.

   THE RESTRUCTURING PLAN. Pursuant to an internal restructuring plan (the "Restructuring"), Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), the current investment adviser of the WRL Series Fund, Inc. (the "Fund"), has formed two new wholly-owned subsidiaries, WRL Investment Management, Inc. ("WRL Management") and WRL Investment Services, Inc. ("WRL Services"). It is anticipated that WRL Management and WRL Services together will assume the business of Western Reserve as it relates to the management, supervision, and administration of registered investment companies, including the Fund. If the Restructuring is implemented, (i) WRL Management will replace Western Reserve as the investment adviser to each Portfolio of the Fund; and
(ii) WRL Services will replace Western Reserve as the provider of administrative services to each Portfolio of the Fund. Western Reserve seeks to implement the Restructuring effective January 1, 1997.

   PROPOSED CHANGES IN ADVISORY AND SUB-ADVISORY ARRANGEMENTS. In light of the Restructuring, shareholders of the Fund will be asked to approve a new advisory agreement between the Fund, on behalf of each Portfolio, and WRL Management. The new advisory agreements, if approved, will result in an indirect increase in advisory fees. A change in the Fund's investment adviser from Western Reserve to WRL Management will also result in the assignment and automatic termination of the current sub-advisory agreements for each Portfolio of the Fund. Accordingly, with respect to each Portfolio, shareholders of each Portfolio will be asked to approve a new sub-advisory agreement between WRL Management and each sub-adviser to the Portfolios.

   PROPOSED IMPLEMENTATION OF A DISTRIBUTION ("12B-1") PLAN. It is also contemplated that, subject to shareholder approval, the Fund will adopt a distribution plan ("12b-1 Plan") effective January 1, 1997. Under the 12b-1 Plan, InterSecurities, Inc. ("ISI"), an affiliate of Western Reserve, will perform distribution-related services for the Fund. The 12b-1 Plan provides that the Fund, on behalf of the Portfolios, will reimburse ISI for certain expenses related to the distribution of Fund shares, and incurred or paid by ISI. The 12b-1 Plan limits reimbursements to 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

   NECESSARY BOARD AND SHAREHOLDER APPROVALS. On October 3, 1996, at a special meeting of the Board of Directors of the Fund (the "Board"), the Board unanimously approved the proposed advisory and sub-advisory agreements, and the 12b-1 Plan and related distribution agreement. The proposed advisory and sub-advisory agreements, and the 12b-1 Plan, are subject to approval by a vote of the majority of the outstanding voting securities of each Portfolio at a special shareholders meeting (the "Meeting") currently anticipated to be held on or about December 16, 1996. Policyowners with cash value attributable to a Portfolio of the Fund on the record date of the shareholders' meeting will be asked to provide voting instructions to Western Reserve in connection with the Meeting.

THIS MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO PROSPECTUS WHICH FOLLOWS IS NOT CURRENTLY AVAILABLE TO THE WRL FREEDOM EQUITY PROTECTOR, WRL FREEDOM WEALTH PROTECTOR, WRL FREEDOM SP PLUS AND THE EQUITY PROTECTOR VARIABLE LIFE INSURANCE POLICIES, OR THE "ASSET ACCUMULATOR" OFFERED BY AUSA LIFE INSURANCE COMPANY, INC.

                                   PROSPECTUS

                              WRL SERIES FUND, INC

                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

                                                                 [MERIDIAN LOGO]
                               201 Highland Avenue
                              Largo, Florida 34640
                            Telephone: (800) 851-9777

[WRL LOGO]                       (813) 585-6565                  [INVESCO LOGO1]


   WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Meridian/INVESCO Global Sector Portfolio of the Fund (the "Portfolio").

   The investment objective of the Portfolio is growth of capital. The Portfolio seeks to achieve its objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors.

   Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of the Portfolio in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

   WRL, Meridian Investment Management Corporation ("Meridian") and INVESCO Global Asset Management Limited ("INVESCO") serve as the investment adviser (the "Investment Adviser") and the co-sub-advisers (the "Co-Sub-Advisers"), respectively, to the Portfolio. See "The Investment Adviser" and "The Co-Sub-Advisers."

   This Prospectus sets forth concisely the information about the Portfolio that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   Additional information about the Fund, the Portfolio and the other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information pertaining to the Portfolio bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.
                                   -----------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                         Prospectus Dated May 1, 1996

1 Registered service mark of INVESCO PLC.

                              WRL SERIES FUND, INC.

                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

                               201 Highland Avenue
                                 Largo, FL 34640
                            Telephone: (813) 585-6565
                                       (800) 851-9777

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Meridian/INVESCO Global Sector Portfolio and the Fund ..................  1
Management of the Fund .....................................................  5
Dividends and Other Distributions ..........................................  7
Taxes ......................................................................  7
Purchase and Redemption of Shares ..........................................  8
Valuation of Shares ........................................................  8
The Fund and Its Shares ....................................................  8
Performance Information ....................................................  9
General Information ........................................................  9

            THE MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO AND THE FUND

   The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is a series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Portfolio.

   A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

   The investment objective of the Portfolio is growth of capital.

   The Portfolio seeks to achieve this objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; exchange-traded or over-the-counter real estate investment trusts (REITS); equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold ("gold stocks"); gold bullion; and domestic money market instruments. Market sectors within the asset categories include the industry, country or bond markets available for investment. See "Certain Portfolio Policies and Techniques," below and "Risk Factors," page 4 for a discussion of the additional risks associated with investments in foreign securities, lower-rated debt securities, REITs, gold stocks and gold bullion.

   There can be, of course, no assurance that the Portfolio will achieve its investment objective. The Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from those which a Policyholder deemed appropriate at the time of investment.

   Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of issuers domiciled in at least three countries, one of which may be the United States, although the Co-Sub-Advisers expect the Portfolio's investments to be allocated among a larger number of countries. The percentage of the Portfolio's assets invested in securities of U.S. issuers normally will be higher than that invested in securities of issuers domiciled in any other single country. However, it is possible that at times the Portfolio may have 65% or more (but not more than 80%) of its total assets invested in foreign securities.

   The Portfolio is not required to maintain a portion of its assets in each of the permitted asset categories. The Portfolio, however, under normal circumstances, will maintain a minimum of 20% of its total assets in equity securities and 10% in debt securities. The Portfolio may, however, invest up to 100% of its total assets in equity securities and up to 70% in debt securities. For temporary defensive purposes, during times of unusual market conditions, the Portfolio may invest 100% of its assets in short-term securities. (See Appendix B in the Statement of Additional Information for a detailed description of these instruments.) The Portfolio will not invest more than 20% of its total assets in gold stocks. The Portfolio will not invest more than 25% of its total assets in the securities of any single country, other than the United States, or in securities of issuers in any one industry. In accordance with the requirements of current California insurance regulations, the Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one foreign country, but may have an additional 5% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or West Germany. If California's insurance regulations are changed at some future time to permit a larger percentage of the Portfolio's net assets to be invested in a single foreign country, the Portfolio may invest more of its net assets in a single foreign country, in accordance with the Portfolio's investment objective and investment restrictions. Meridian determines the allocation of the Portfolio's assets among the asset categories described above based on proprietary quantitative research.

   After asset allocations and relative portfolio weightings of such allocations have been designated by Meridian, INVESCO will select the specific securities within each asset allocation category and market sector therein in which the Portfolio will invest. See "Certain Portfolio Policies and Techniques," below.

CERTAIN PORTFOLIO POLICIES AND TECHNIQUES

   The Portfolio's investment in stocks, bonds and cash securities may vary from time to time, depending upon Meridian's assessment of business, economic and market conditions. In periods of abnormal economic and market conditions, as determined by Meridian, the Portfolio may depart from its basic investment objective and assume a temporary defensive position, with up to 100% of its assets invested in U.S. government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. (See Appendix B in the Statement of Additional Information for a description of these securities.) The Portfolio reserves the right to hold equity, debt and cash securities in whatever proportion is deemed desirable at any time for defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Portfolio to seek to avoid capital losses during market downturns. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in cash securities.

   EQUITY SECURITIES. The Portfolio may invest in equity securities (common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities). In selecting the equity securities in which the Portfolio invests, INVESCO attempts to identify companies that have demonstrated or, in INVESCO's opinion, are likely to demonstrate in the future, strong earnings growth relative to other companies in the same industry or country. The dividend payment records of companies are also considered. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market. The risks of investing in small capitalization companies are discussed on page 5 under "Risk Factors -Small Capitalization Companies."

   DEBT SECURITIES. Consistent with its investment objective, the Portfolio also may invest in debt securities (corporate bonds, commercial paper, debt securities issued by the U.S. government, its agencies and instrumentalities, or foreign governments, asset-backed securities and zero coupon bonds). The Portfolio may invest no more than 15% of its total assets in debt securities that are rated below BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by INVESCO to be of equivalent quality to debt securities having such ratings (commonly referred to as "junk bonds"). In no event will the Portfolio ever invest in a debt security rated below CCC by Standard & Poor's or Caa by Moody's. The risks of investing in lower rated debt securities are discussed on page 4 under "Risk Factors - Equity and Debt Securities."

   The Portfolio may hold certain cash and cash equivalent securities as cash reserves ("cash securities"), as described above.

   CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. For additional information regarding convertible securities, see the Statement of Additional Information.

   FOREIGN SECURITIES. Consistent with its investment objective, the Portfolio may invest in foreign securities. Foreign securities may also be purchased by means of American Depositary Receipts ("ADRs"). ADRs that may be purchased by the Portfolio are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign equity securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Investments in foreign securities involve certain risks that are not associated with investments in domestic issuers. These risks are discussed on page 4 under "Risk Factors."

   FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. In order to hedge its portfolio, the Portfolio may purchase and write options on securities (including index options and options on foreign securities), and may invest in futures contracts for the purchase or sale of debt securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts and interest rate swaps and swap-related products. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. These practices and securities and their risks are discussed on page 5 under "Risk Factors" and in the Statement of Additional Information.

   FORWARD FOREIGN CURRENCY CONTRACTS. The Portfolio may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Portfolio holds foreign securities. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Portfolio will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities, discussed on page 3. For additional information regarding forward contracts, see the Statement of Additional Information.

   WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. The Portfolio may make commitments to purchase or sell equity or debt securities on a when-issued or delayed delivery basis (i.e., securities may be purchased or sold by the Portfolio with settlement taking place in the future, often a month or more later). The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities, generally are fixed at the time the Portfolio enters into the commitment. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Portfolio bears the risk of such market value fluctuations. The Portfolio maintains in a segregated account cash, U.S. government securities, or other high-grade debt obligations readily convertible into cash having an aggregate value at least equal to the amount of such purchase commitments.

   REPURCHASE AGREEMENTS. Investments in short-term securities may include repurchase agreements. The Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, which may be considered a loan under the 1940 Act, the Portfolio acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a bankers' acceptance, or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such a security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Fund's Board of Directors. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of its net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolio has not adopted any limit on the amount of its net assets that may be invested in repurchase agreements maturing in seven days or less.

   ILLIQUID AND RULE 144A SECURITIES. The Portfolio is authorized to invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, the Portfolio will not purchase any such security if the purchase would cause the Portfolio to invest more than 15% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

   Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of the Portfolio's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Fund's Board of Directors has delegated to the Co-Sub-Advisers the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

   GOLD STOCKS AND GOLD BULLION. Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities. Changes in the political or economic climate for the two largest producers -South Africa and the Commonwealth of Independent States (the former Soviet Union) -may have a direct impact on the price of gold worldwide. The Portfolio's investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which the Portfolio would be able to realize gains on such investments. Furthermore, the Portfolio may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments. In order to help reduce these risks, the Portfolio will not invest more than 10% of its total assets in gold bullion.

   REAL ESTATE SECURITIES. Although the Portfolio will not invest in real estate directly, it may invest in exchange-traded or over-the-counter equity securities of real estate investment trusts ("REITs") and other real estate industry companies. Therefore, the Portfolio may be subject to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws;

costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. (See page 5 under "Risk Factors" for a discussion of risks of investing in REITs.)

   REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

LENDING AND BORROWING

   The Portfolio is authorized to lend its securities to qualified brokers, dealers, banks, or other financial institutions. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33 1/3 % of the Portfolio's total assets (taken at market value).

   The Portfolio may only borrow money from banks for temporary or emergency purposes (not for leverage or investment) in an amount not exceeding 33 1/3 % of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are deemed to be borrowings for purposes of this limitation. In accordance with the requirements of current California insurance regulations, the Portfolio will restrict borrowings to no more than 10% of total assets, except that the Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 33 1/3 % of total assets, the Portfolio may conduct borrowings in accordance with such revised limits.

RISK FACTORS

   EQUITY AND DEBT SECURITIES. There can be no assurance that the Portfolio will achieve its investment objective. The Portfolio's investments in common stocks and other equity securities may, of course, decline in value.

   The Portfolio's investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

   Although INVESCO limits the Portfolio's investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top three grades by Standard & Poor's or Moody's or, if unrated, securities determined by INVESCO to be of equivalent quality. Although bonds in the lowest investment grade debt category (those rated BBB by Standard & Poor's or Baa by Moody's) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a specific description of each corporate bond rating category, see Appendix A to the Statement of Additional Information.

   When the Portfolio invests in debt securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in stock market advances or declines to the extent that it would if it were fully invested in equity securities.

   FOREIGN SECURITIES. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency risk (I.E., changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar). In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

   Other risks and considerations of investing in foreign securities include the following: differences in accounting, auditing and financial reporting standards which may result in less publicly available information than is generally available with respect to U.S. issuers; generally higher commission rates on foreign portfolio transactions and longer settlement periods; higher custodial expenses; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; less stringent or different regulations than those applicable to U.S. issuers; political instability which could affect U.S. investment in foreign countries; potential restrictions on the flow of international capital; and the possibility of the Portfolio experiencing difficulties in pursuing legal remedies and collecting judgments. The Portfolio's investments in foreign securities may include investments in developing countries. Many of these securities are speculative and their prices may be more volatile than those of securities issued by companies located in more developed countries.

   ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR. The regulatory requirements with respect to ADRs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

   SMALL CAPITALIZATION COMPANIES. The Portfolio may invest in equity securities issued by small-cap companies. For these purposes, the Co-Sub-Advisers consider small-cap companies to be companies with market capitalizations of up to $1 billion. The Portfolio's investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic arket movements than the stocks of larger, more established companies. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth.

   FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts and swaps exposes the Portfolio to additional nvestment risks and transaction costs. If the Co-Sub-Advisers seek to protect the Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the prices of futures, options and forward contracts and movements in the prices of the securities or currencies hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Further information on the use of futures, options, forward foreign currency contracts and swaps and swap-related products, and the associated risks, is contained in the Statement of Additional Information.

   REAL ESTATE INVESTMENT TRUSTS. Investing in REITs involves certain unique isks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (i.e., as interest rates rise, the value of the REIT may decline).

OTHER INVESTMENT POLICIES AND RESTRICTIONS

   The Portfolio is subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of a majority of the Portfolio's shareholders and the Policyholders.

PORTFOLIO TURNOVER

   There are no fixed limitations regarding portfolio turnover. Although the Portfolio does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Portfolio when, in the opinion of the Co-Sub-Advisers, investment considerations warrant such action. In addition, portfolio turnover rates may increase as a result of large amounts of purchases or redemptions of Portfolio shares due to economic, market or other factors that are not within the control of the Co-Sub-Advisers. As a result, under certain market conditions, the portfolio turnover rate may exceed 100%, and may be higher than that of other investment companies seeking growth of capital. Increased portfolio turnover would cause the Portfolio to incur greater brokerage costs than would otherwise be the case.

                             MANAGEMENT OF THE FUND

   Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund as that term is defined in the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL as Investment Adviser and Meridian and INVESCO as Co-Sub-Advisers, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

   WRL, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Portfolio's Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

   Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of the Portfolio.

   The Investment Adviser is responsible for providing investment advisory services and furnishes or makes available to the Portfolio the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, regulatory reporting and compliance services, including the supervision of the Portfolio's custodian. The Investment Adviser also assists the Portfolio in maintaining communications and relations with the shareholders of the Portfolio, including assisting in the preparation of reports to shareholders. The Investment Adviser may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and organization of the Portfolio, including the preparation and filing, when appropriate, of all documents, including registration statements, post-effective amendments, and any registration or qualification under state securities laws required in connection with the Portfolio's offering of shares. The Investment Adviser will also pay all reasonable compensation and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in the 1940 Act) of the Investment Adviser, and the rental of offices. The Portfolio pays all other expenses incurred in its operations, including general administrative expenses. Accounting services are provided for the Portfolio by the Investment Adviser.

THE CO-SUB-ADVISERS

   Meridian Investment Management Corporation ("Meridian"), located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood Colorado 80112, serves as a Co-Sub-Adviser to the Portfolio. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Meridian manages seven mutual fund wrap-fee programs which, as of March 1, 1996, had aggregate assets of approximately $500 million.

   Meridian's Investment Committee determines guidelines for asset, country and industry weightings based on Meridian's proprietary quantitative methods. The Committee is comprised of Dr. Craig T. Callahan, Michael J. Hart, Patrick S. Boyle and Bryan M. Ritz.

   Bryan M. Ritz, C.F.A., serves as Portfolio Manager of the Portfolio. Mr. Ritz is also a Portfolio Manager for Meridian's Premier private accounts, and previously served as a research analyst for Meridian beginning in 1992. Prior to entering the investment management industry, Mr. Ritz was a research and teaching assistant in the Finance Department at the University of Denver. His educational background is B.S.B.A., M.B.A., University of Denver. Mr. Ritz is a Chartered Financial Analyst.

   Meridian provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Meridian also provides quantitative investment research and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, Meridian is responsible for making decisions and recommendations as to asset allocation and industry and country selections for the Portfolio. Meridian bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research and investment management of the Portfolio.

   INVESCO Global Asset Management Limited, located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11, serves as a Co-Sub-Adviser to the Portfolio. INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC, a global firm that managed approximately $84 billion as of December 31, 1995. INVESCO PLC is headquartered in London, with money managers located in Europe, North America and the Far East.

   INVESCO provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, INVESCO is responsible for actual security selection for the Portfolio (within the constraints of Meridian's asset, industry, and country selections). INVESCO's services are provided by a team of portfolio managers. Individual industry and country specialists are responsible for managing security selection for their assigned shares of the asset, industry and country allocations established by Meridian. In performing these services, INVESCO is authorized to draw upon the resources of certain INVESCO-affiliated companies and their employees, provided that INVESCO supervises and remains fully responsible for all such services. Pursuant to this authority, INVESCO has entered into agreements with INVESCO Asset Management Limited ("IAML"), 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the

Portfolios' investments in foreign securities, and with INVESCO Trust Company ("ITC"), 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolio's investments in U.S. securities. IAML is an indirect wholly-owned subsidiary of INVESCO PLC and a registered investment adviser. IAML provided investment advisory services to five U.S. mutual funds distributed by INVESCO affiliates, as well as a number of offshore funds, as of December 31, 1995. ITC is an indirect wholly-owned subsidiary of INVESCO PLC and a registered investment adviser. ITC provided investment advisory or sub-advisory services to 41 investment portfolios as of December 31, 1995.

   For its services, Meridian receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. For its services, INVESCO receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million. Neither IAML nor ITC receives any compensation from the Portfolio; IAML and ITC are compensated for their services by INVESCO. With respect to the Global Sector Portfolio, INVESCO pays 50% of the compensation it receives from the Investment Adviser with respect to the Global Sector Portfolio to IAML for investment advisory services, and 40% to ITC for investment advisory services and administrative assistance. IAML and ITC each pay their own expenses relating to personnel, office space and equipment.

   INVESCO is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. INVESCO is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, INVESCO seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

PERSONAL SECURITIES TRANSACTIONS

   The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof whch may potentially affect the Fund.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

   The Portfolio intends to distribute substantially all of its net investment income, if any. Dividends, if any, from investment income normally are declared and paid semi-annually in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

                                    TAXES

   The Portfolio intends to qualify and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, the Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolio's intention to distribute all such income and gains.

   Portfolio shares are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

   The Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat the Portfolio's assets as assets of the related separate account, these limitations also apply to the Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of each of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                        PURCHASE AND REDEMPTION OF SHARES

   Shares of the Portfolio are sold and redeemed at its net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.

                               VALUATION OF SHARES

   The Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

   Net asset value of the Portfolio's shares is computed by dividing the value of the net assets of the Portfolio by the total number of Portfolio shares outstanding.

   Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Investment Adviser and Co-Sub-Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

                             THE FUND AND ITS SHARES

   The Fund was incorporated under the laws of the State of Maryland on August 21, 1985, and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

   The Fund offers its shares for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

   The Fund offers a separate class of common stock for the Portfolio. All shares of the Portfolio and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and, in such event, holders of the remaining shares would not be able to elect any directors.

   Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, the Life Companies will vote the Fund's shares in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

                             PERFORMANCE INFORMATION

   The Portfolio may, from time to time, include quotations of its total return or yield in connection with the total return for the corresponding Sub-accounts of the Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield regarding the Portfolio does not reflect charges and deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

   The total return of the Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolio began Operations, as of a stated ending date. When the Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

   The Portfolio may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total return for the Portfolio for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

   The Portfolio may also, from time to time, compare the performance of the Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices; (2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds by overall performance, investment objectives, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, the Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

   The Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

   (See the Statement of Additional Information for more information about the Portfolio's performance.)

                               GENERAL INFORMATION

REPORTS TO POLICYHOLDERS

   The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to the Portfolio's Policyholders, at least semi-annually, reports showing the Portfolio's composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

   Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, acts as Custodian and Dividend Disbursing Agent of the Portfolio's assets.

ADDITIONAL INFORMATION

   The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                              WRL SERIES FUND, INC.

                    MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

                               OFFICE OF THE FUND:

                              WRL Series Fund, Inc.
                               201 Highland Avenue
                                 Largo, FL 34640
                                 (800) 851-9777
                                 (813) 585-6565

INVESTMENT ADVISER:

   Western Reserve Life Assurance Co. of Ohio
   201 Highland Avenue
   Largo, FL 34640

CO-SUB-ADVISERS:

   Meridian Investment Management Corporation
   12835 East Arapahoe Road
   Tower II, 7th Floor
   Englewood, CO 80112

   INVESCO Global Asset Management Limited
   Rosebank, 12 Bermudiana Road
   Hamilton, Bermuda HM11

CUSTODIAN:

   Investors Bank & Trust Company
   89 South Street
   Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

   Price Waterhouse LLP
   1055 Broadway
   Kansas City, MO 64105

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.
     WRL00116-05/96

                            WRL SERIES FUND, INC.

                   MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO

                     STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is NOT a prospectus but supplements and should be read in conjunction with the Prospectus for the Meridian/INVESCO Global Sector Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 34640 or by calling the Fund at (800) 851-9777.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                              Investment Adviser

                  MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                   INVESCO GLOBAL ASSET MANAGEMENT LIMITED

                               Co-Sub-Advisers


   The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1996, AS SUPPLEMENTED OCTOBER 11, 1996.

                              TABLE OF CONTENTS

                                                    PAGE IN THIS STATEMENT      CROSS-REFERENCE
                                                              OF                      TO
                                                    ADDITIONAL INFORMATION     PAGE IN PROSPECTUS
                                                    ----------------------     ------------------
Investment Objective and Policies                               1                       1
  Investment Restrictions                                       1                       5
  Lending of Portfolio Securities                               3                       4
  Convertible Securities                                        3                       2
  Mortgage-Backed Securities                                    4                       1
  Asset-Backed Securities                                       4                       1
  Zero Coupon Bonds                                             4                       2
  Restricted/144A Securities                                    4                       3
  Futures, Options on Futures and Options on
    Securities                                                  5                       2
  Forward Foreign Currency Contracts                            9                       2
  Swaps and Swap-Related Products                               9                       2
  Repurchase Agreements                                        10                       3
  Foreign Exchange Transactions                                10                       4
Management of the Fund                                         11                       5
  Directors and Officers                                       11                       5
  The Investment Adviser                                       12                       5
  The Co-Sub-Advisers                                          13                       6
Portfolio Transactions and Brokerage                           14                       7
  Portfolio Turnover                                           14                       5
  Placement of Portfolio Brokerage                             15                       7
Purchase and Redemption of Shares                              16                       8
  Determination of Offering Price                              16                       8
  Net Asset Valuation                                          16                       8
Calculation of Performance Related Information                 17                       8
  Total Return                                                 17                       9
  Yield Quotations                                             17                       9
Taxes                                                          17                       7
Capital Stock of the Fund                                      19                       8
Registration Statement                                         19                     N/A
Financial Statements                                           20                       9
Appendix A-Description of
  Selected Corporate Bond Ratings                             A-1                       2
Appendix B-Description of
  Short-Term Securities                                       B-1                       2

                      INVESTMENT OBJECTIVE AND POLICIES

   The investment objective of the Meridian/INVESCO Global Sector Portfolio (the "Portfolio") of the Fund is described in the Portfolio's Prospectus. Shares of the Portfolio are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

   As indicated in the Prospectus, the Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, ("Policyholders"). A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

   As indicated in the Prospectus, the Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

   The Portfolio may not, as a matter of fundamental policy:

   1. With respect to seventy-five percent (75%) of the Portfolio's total assets, purchase the securities of any one issuer, except cash items and "government securities" as defined under the 1940 Act, if the purchase would cause the Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

   2. Borrow money from banks or issue senior securities (as defined in the 1940
Act), except that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   3. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   4. Purchase or sell physical commodities other than gold or foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   5. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

   7. Invest more than 25% of the value of its total assets in any particular industry (other than government securities).

   With respect to restriction no. 2, above, in accordance with the requirements of current California insurance regulations, the Portfolio will restrict borrowings to no more than 10% of total assets, except that the Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 33 1/3% of total assets, the Portfolio may conduct borrowings in accordance with such revised limits.

   Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts if the aggregate net amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (D) The Portfolio may not (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds, funds that are the only practical means, or one of the few practical means, of investing in a particular emerging country, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

   (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

   (F) The Portfolio may not purchase securities of any issuer with a record of less than three years' continuous operation, including that of predecessors (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors), if such purchase would cause the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase.

   (G) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (H) The Portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of: (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Directors, or the Portfolio's Co-Sub-Advisers acting pursuant to authority delegated by the Board of Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule. According to the determination, such securities would not be subject to the foregoing limitation.

   (I) The Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

   With respect to investment restriction (I) above, the Fund's Board of Directors has delegated to the Co-Sub-Advisers the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1993 Act"), or any successor to such rule and that such securities are not subject to such restriction. Under guidelines established by the Board of Directors, the Co-Sub-Advisers will consider the following factors, among others, in making this determination: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

   Except as otherwise required by law, if a percentage limitation is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of the Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements.

LENDING OF PORTFOLIO SECURITIES

   Subject to investment restriction 5 above, the Portfolio, from time to time, may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Portfolio to earn income, which, in turn, can be invested in additional securities of the type described below in pursuit of the Portfolio's investment objective. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return the portfolio security. The Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33 1/3 % of the Portfolio's total assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the rules of the Securities and Exchange Commission ("SEC") thereunder.

CONVERTIBLE SECURITIES

   The Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.

MORTGAGE-BACKED SECURITIES

   The Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not. The Portfolio currently does not intend to invest more than 5% of their respective net assets in mortgage-backed securities.

   Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

ASSET-BACKED SECURITIES

   Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (E.G., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. The Portfolio currently does not intend to invest more than 5% of their respective net assets in asset-backed securities.

ZERO COUPON BONDS

   The Portfolio may invest in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. In order for the Portfolio to maintain its qualification as a regulated investment company, it may be required to distribute income recognized on zero coupon bonds or "strips" even though no cash may be paid to the Portfolio until the maturity or call date of the bond, and any such distribution could reduce the amount of cash available for investment by the Portfolio. The Portfolio currently does not intend to invest more than 5% of its respective net assets in zero coupon bonds or "strips."

RESTRICTED/144A SECURITIES

   In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

   Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by the Portfolio could, however, adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON SECURITIES

   As discussed in the section entitled "The Meridian/INVESCO Global Sector Portfolio and the Fund" in the Prospectus, the Portfolio may enter into futures contracts for hedging or other non-speculative purposes, and purchase and sell ("write") options to buy or sell futures contracts and other securities. These instruments are sometimes referred to as "derivatives." The Portfolio will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Portfolios will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Portfolio's total assets after taking into account unrealized profits and losses on options it has entered into.

   In the case of an option that is "in-the-money" (as defined in the Commodity Exchange Act (the "CEA")), the in-the-money amount may be excluded in computing the 5% limitation described above. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put.) As to long positions which are used as part of the Portfolio's strategies and are incidental to their activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held by the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

   A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides a specified settlement date on which, for the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, for stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

   The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable. This process is known as "marking-to-market."

   Initial margin is in the nature of a performance bond or good faith deposit on the contract. However, because losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by the Portfolio, there is a general increase in interest rates, thereby making the Portfolio's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash, together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position that effectively operates to terminate the Portfolio's position in the futures contract.

   A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such a contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

   When futures are purchased to hedge against a possible increase in the price of a security before the Portfolio is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

   In addition to the possibility of an imperfect correlation or no correlation at all between movements in the futures and the portion of the Portfolio hedged, the prices of futures may not correlate perfectly with movements in interest rates or exchange rates due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between interest rates or exchange rates and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in interest rates or exchange rates and movements in the prices of futures contacts, the value of futures contracts as a hedging device may be reduced.

   In addition, if the Portfolio has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

   Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

   OPTIONS ON FUTURES CONTRACTS. The Portfolio may buy and write options on futures contracts solely for bona fide hedging purposes or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its securities and changes in the value of the futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may buy a put option on a futures contract to hedge against the risk of falling prices.

   The amount of risk the Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series. (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

   An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

   OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

   Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

   Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

   An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

   Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

   In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund on behalf of the Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolio will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

FORWARD FOREIGN CURRENCY CONTRACTS

   As discussed in the section of the Portfolio's Prospectus entitled "The Meridian/INVESCO Global Sector Portfolio and the Fund," the Portfolio may enter into forward contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, the Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Portfolio holds the foreign security. The Portfolio will not speculate in forward currency contracts. Although the Portfolio has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Meridian. The Portfolio will not enter into a forward contract for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities, discussed above.

SWAPS AND SWAP-RELATED PRODUCTS

   Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

   The Portfolio may enter into interest rate swaps, caps and floors, which are included in the types of instruments sometimes known as derivatives, on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and usually will enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Co-Sub-Advisers will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio would have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (I.E., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would anticipate losing the net amount of the payments that the Portfolio contractually is entitled to receive over the payments that the Portfolio is contractually obligated to make. The Portfolio may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Portfolio's other investment restrictions set forth above.

REPURCHASE AGREEMENTS

   As discussed in the Portfolio's Prospectus, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Portfolio's custodian bank until the repurchase agreement is completed.

FOREIGN EXCHANGE TRANSACTIONS

   To the extent the Portfolio invests directly in foreign securities, the Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that the Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, the Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes the Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally NOT covered by insurance otherwise applicable to such institutions.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

   The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo,
  Florida 34641. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
  Florida 34616. Retired (1988 - present); Senior Vice-President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 - December, 1990).

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
  Clearwater, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1973 - present).

JOHN R. KENNEY (1, 2), CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
  2/8/38). Chairman of the Board of Directors (1987 - present), Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present) Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 - September, 1990 and November, 1990 - present) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

G. JOHN HURLEY (1, 2), EXECUTIVE VICE PRESIDENT AND DIRECTOR (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - present), Western Reserve Life Assurance Co. of Ohio; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September,
  1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988
  - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991).

RICHARD B. FRANZ, II (1, 2), TREASURER (DOB 7/12/50). Senior Vice President
  (1987 - present), Chief Financial Officer (1987 - December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President and Treasurer (1988 - February, 1991), Pioneer Western Corporation (financial services), Largo, Florida; Treasurer (1988
  - eptember, 1990 and November, 1990 - present), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

REBECCA A. FERRELL (1, 2), SECRETARY, VICE PRESIDENT AND COUNSEL (DOB
  12/10/60). Assistant Vice President and Counsel (June, 1995 - present), Attorney (August, 1993 - June, 1995), Western Reserve Life Assurance Co. of Ohio; Secretary and Assistant Vice President (March, 1994 - September, 1995), Secretary, Vice President and Counsel (September, 1995 - present) of IDEX

---------------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.

  Fund, IDEX II Series Fund and IDEX Fund 3; Attorney (September, 1992 - August,
  1993), Hearne, Graziano, Nader & Buhr, P.A.; Legal Writing Instructor, (August, 1991 - June, 1992), Florida State University College of Law;
  Teaching Assistant, English (August, 1990 - July, 1991), University of South Florida.

ALAN M. YAEGER (1, 2), EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive
  Vice President (June, 1993 - present), Chief Financial Officer (December,
  1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio.

-------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.

   The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Co-Sub-Advisers ("disinterested Director"). Each such Director also receives $500, plus expenses, per each regular and special Board meeting attended. Because the Portfolio had not commenced operations as of December 31, 1995 the Portfolio did not pay any Directors' fees for the fiscal year ended December 31, 1995. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1995.

                              COMPENSATION TABLE

                                                                   TOTAL COMPENSATION
                                                                 PAID TO DIRECTORS FROM
                                                                WRL SERIES FUND, INC.,
                                                                  IDEX FUND, IDEX II
                                      AGGREGATE COMPENSATION        SERIES FUND AND
NAME OF PERSON, POSITION            FROM WRL SERIES FUND, INC.        IDEX FUND 3
----------------------------------- -------------------------   -----------------------
Peter R. Brown, Director ..........         $9,500                      $32,500
Charles C.Harris, Director ........         $9,500                      $32,000
Russell A. Kimball, Jr., Director           $8,500                      $ 8,500

   Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, IDEX Fund, IDEX II Series Fund, and/or IDEX Fund 3 to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charge), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

   As of March 1, 1996, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

   The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - The Investment Adviser" in the Prospectus.

   Western Reserve Life Assurance Co. of Ohio (the "Investment Adviser") serves as the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 30, 1996, with the Fund. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

   The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on December 4, 1995. The Investment Advisory Agreement provides that subsequent to its approval by the Portfolio's sole shareholder, it will continue in effect for an initial term ending April 22, 1998, and from year to year thereafter, if approved annually
(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act)

   While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of the Portfolio, SEE "The Co-Sub-Advisers", below.

   ADVISORY FEE. The method of computing the investment advisory fee is fully described in the Prospectus. No fees have been paid to the Investment Adviser by the Portfolio for the year ended December 31, 1995 because the Portfolio had not commenced operations as of that date.

PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolio. The Investment Adviser also pays all expenses incurred in connection with the formation and organization of the Portfolio including all costs and expenses of preparing and filing the post-effective amendment to the Fund's registration statement effecting the registration of the Portfolio and its shares under the 1940 Act and the Securities Act of 1933. The Portfolio pays all other expenses incurred in its operation and all of the Portfolio's general administrative expenses.

   Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian, fees and expenses of Fund directors who are not "interested persons" of the Fund, legal expenses, state franchise taxes, cost of auditing services, costs of printing proxies, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone, computers, and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

   Expenses that relate exclusively to a particular portfolio of the Fund, such as brokerage commissions, custodian fees, and registration fees for shares, are paid by that portfolio. Other expenses are allocated to the portfolios in an equitable manner determined by the Portfolio's Investment Adviser.

THE CO-SUB-ADVISERS

   This discussion supplements the information provided about the Co-Sub-Advisers under the caption "Management of the Fund -The Co-Sub-Advisers" in the Prospectus.

   Meridian Investment Management Corporation ("Meridian") and INVESCO Global Asset Management Limited ("INVESCO") serve as Co-Sub-Advisers for the Portfolio pursuant to a Sub-Advisory Agreement dated April 30, 1996, between Meridian and WRL and a Sub-Advisory Agreement dated April 30, 1996, between INVESCO and WRL on behalf of the Portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on December 4, 1995. The

Sub-Advisory Agreements provide that subsequent to their approval by the Portfolio's sole shareholder, they will continue in effect for an initial term ending April 22, 1998, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

   Pursuant to the Sub-Advisory Agreements, the Co-Sub-Advisers provide investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolio. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Co-Sub-Advisers are responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. As discussed in the Prospectus, Meridian has the responsibility for allocating the Portfolio's assets among asset categories, countries and/or industries. After these allocations have been designated by Meridian, INVESCO will select the specific securities within each category, country or industry. The Co-Sub-Advisers bear all of the expenses in connection with the performance of their respective services under the Sub-Advisory Agreements such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The method of computing the Co-Sub-Advisers' fee is set forth in the Prospectus. Because the Portfolio did not commence operations until May 1, 1996, no co-sub-advisory fees were paid by the Investment Adviser to the Co-Sub-Advisers with respect to the Portfolio for the year ended December 31, 1995.

   Meridian, located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112, serves as a Co-Sub-Adviser to the Portfolio. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation (MM&R). Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retired accounts.

   INVESCO Global Asset Management Limited, located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11, serves as a Co-Sub-Adviser to the Portfolio. In performing services under its Sub-Advisory Agreement with WRL, INVESCO is authorized to use INVESCO-affiliated companies and their employees, provided that INVESCO supervises and remains fully responsible for all such services. Pursuant to this authority, INVESCO has entered into service agreements with INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the Portfolio's investments in foreign securities, and with INVESCO Trust Company, 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolio's investments in U.S. securities. These agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on March 18, 1996. INVESCO and its affiliates are indirect wholly-owned subsidiaries of INVESCO PLC, a global firm that managed approximately $84 billion as of December 31, 1995. INVESCO PLC is headquartered in London, with money managers located in Europe, North America and the Far East.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

   The information that follows supplements the information provided about portfolio turnover under the caption "The Meridian/INVESCO Global Sector Portfolio and the Fund -Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for the Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year.

   There are no fixed limitations regarding the portfolio turnover of the Portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic objective and policies of the Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

   Subject to policies established by the Board of Directors of the Fund, INVESCO is primarily responsible for placement of the Portfolio's securities transactions. In placing orders, it is the policy of the Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While INVESCO generally will seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

   Decisions as to the assignment of portfolio brokerage business for the Portfolio and negotiation of their commissison rates are made by INVESCO, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, INVESCO may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to INVESCO, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

   In selecting brokers and in negotiating commissions, INVESCO considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist INVESCO in carrying out its responsibilities. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by INVESCO. The expenses of INVESCO will not necessarily be reduced as a result of the receipt of such supplemental information. INVESCO may use such research products and services in servicing other accounts in addition to the Portfolio. If INVESCO determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, INVESCO will allocate the costs of such service or product accordingly. The portion of the product or service that INVESCO determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for INVESCO. Conversely, such supplemental information obtained by the placement of business for INVESCO will be considered by and may be useful to INVESCO in carrying out its obligations to the Portfolio.

   When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of INVESCO, better prices and executions are likely to be achieved through the use of a broker.

   Securities held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Co-Sub-Advisers serve as advisers, or held by the Investment Adviser or Co-Sub-Advisers for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Co-Sub-Advisers for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which INVESCO acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Co-Sub-Advisers during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Investment Adviser or the Co-Sub-Advisers deem the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, INVESCO may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by INVESCO in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

   The Board of Directors of the Fund periodically reviews the brokerage placement practices of INVESCO on behalf of the Portfolio, and reviews the prices and commissions, if any, paid by the Portfolio to determine if they were reasonable.

   The Board of Directors of the Fund has authorized INVESCO to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

                      PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF OFFERING PRICE

   Shares of the Portfolio are currently sold only to the Separate Accounts to fund the benefits under the Policies and the Annuity Contracts. The Portfolio may, in the future, offer its shares to other insurance company separate accounts. The Separate Accounts invest in shares of the Portfolio in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the Policies and the Annuity Contracts. Shares of the Portfolio are sold and redeemed at their respective net asset values as described in the Prospectus.

NET ASSET VALUATION

   As stated in the Prospectus, the net asset value of the Portfolio's shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The per share net asset value of the Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by the Investment Adviser and the Co-Sub-Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by the Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

   The Prospectus contains a brief description of how performance is calculated.

TOTAL RETURN

   Total return quotations for the Portfolio are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                               P (1+T)(n) = ERV

   Where:   P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

   The total return quotation calculations reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

   Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies of the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

   Additional information regarding the investment performance of the Portfolio appears in the Prospectus.

YIELD QUOTATIONS

   The yield quotations for the Portfolio are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                                    a-b     6
                         YIELD = 2[(--- + 1) -1]
                                    cd

   Where: a = dividends and interest earned during the period by the Portfolio

          b = expenses accrued for the period (net of reimbursement)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

   Because the Portfolio did not commence operations until May 1, 1996, no quotations of standardized or non-standardized performance information are available.

                                    TAXES

   Shares of the Portfolio are offered only to the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.

   The Portfolio intends to qualify and expects to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its Policyholders for each taxable year at least

90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months --options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

   As noted in the Prospectus, the Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities by the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

   The Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

   The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

   If the Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. The Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

   Dividends and interest received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

   The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

   The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolio's activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                          CAPITAL STOCK OF THE FUND

   As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio. The Fund is currently comprised of the following portfolios: Money Market Portfolio; Bond Portfolio; Growth Portfolio; Global Portfolio; Short-to-Intermediate Government Portfolio; Emerging Growth Portfolio; Equity-Income Portfolio; Balanced Portfolio; Utility Portfolio; Aggressive Growth Portfolio; Tactical Asset Allocation Portfolio; C.A.S.E. Quality Growth Portfolio; C.A.S.E. Growth & Income Portfolio; C.A.S.E. Growth Portfolio; Janus Balanced Portfolio; International Equity Portfolio; Leisure Portfolio; Value Equity Portfolio; Meridian/INVESCO Global Sector Portfolio; Meridian/ INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio.

                            REGISTRATION STATEMENT

   There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolio, or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS

   UNAUDITED financial statements for THE PORTFOLIO FOR the PERIOD FROM MAY 1, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 1996 ARE INCLUDED IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                  APPENDIX A
                DESCRIPTION OF SELECTED CORPORATE BOND RATINGS

CORPORATE BONDS - MOODY'S INVESTORS SERVICE, INC.

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Unrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

   Should no rating be assigned, the reason may be one of the following:

   1. An application for rating was not received or accepted.

   2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

   3. There is a lack of essential data pertaining to the issue or issuer.

   4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS - STANDARD & POOR'S

   AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the higher rated categories.

   BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

   B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

   CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   Plus (+) or Minus (/minus/) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Unrated - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                  APPENDIX B
                     DESCRIPTION OF SHORT-TERM SECURITIES

   The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

   1. CERTIFICATE OF DEPOSIT. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

   2. EURODOLLAR CERTIFICATE OF DEPOSIT. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

   3. FLOATING RATE NOTE. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

   4. TIME DEPOSIT. A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Portfolio.

   5. BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   6. VARIABLE AMOUNT MASTER DEMAND NOTE. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

   7. COMMERCIAL PAPER. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

   8. REPURCHASE AGREEMENT. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of a Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. The Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While the Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of the Portfolio's net assets.

   Although repurchase transactions usually do not impose market risks on the purchaser, the Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the Portfolio upon liquidation of the securities may be limited.

WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                                          AUGUST 31, 1996

  Investments in securities, at market value
    (cost $ 3,088,114) ......................................       $ 3,067,842

  Short-term securities, at amortized cost ..................                 0
  Cash ......................................................           481,096
  Receivables:
    Fund shares sold ........................................                 0
    Securities sold .........................................                 0
    Interest ................................................            12,265
    Dividends ...............................................             1,900
    Foreign Receivable ......................................               132
    Other ...................................................                 0
                                                                    -----------

      Total assets ..........................................         3,563,235
                                                                    -----------

LIABILITIES:

  Fund shares purchased .....................................                 0
  Securities purchased ......................................           258,767
  Accounts payable and accrued liabilities:
    Investment advisory fees ................................             2,523
    Custody fees ............................................                 0
    Auditing and accounting fees ............................               459
    Dividends to shareholders ...............................                 0
    Deposits for securities on loan .........................                 0
    Other Fees ..............................................                 0
                                                                    -----------

      Total liabilities .....................................           261,749
                                                                    -----------

        Total net assets ....................................       $ 3,301,486
                                                                    ===========

NET ASSETS:

  Capital stock
    ($.01 par value 75,000,000 authorized) ..................       $     3,336
  Additional paid-in capital ................................         3,311,952
  Accumulated undistributed income:
    Accumulated undistributed net investment
      income (loss) .........................................            12,736
    Accumulated undistributed net realized
      gain (loss) on:
      Investment transactions ...............................            (6,461)
      Foreign currency transactions .........................                71
  Net unrealized appreciation (depreciation) on:
    Investment securities ...................................           (20,272)
    Foreign currency transactions ...........................               124
                                                                    -----------
  Net assets applicable to outstanding
    shares of capital .......................................       $ 3,301,486
                                                                    ===========

  Shares outstanding at August 31, 1996 .....................           333,551
                                                                    ===========

  Net asset value per share .................................       $      9.90
                                                                    ===========


  * The inception of this portfolio was May 1, 1996.

STATEMENT OF OPERATIONS

                                                                  PERIOD ENDED
INVESTMENT INCOME:                                              AUGUST 31, 1996*
                                                                ----------------

  Interest ...................................................     $ 16,172
  Dividends (Net of foreign tax of $95) ......................        4,569
                                                                   --------

      Total investment income ................................       20,741
                                                                   --------

EXPENSES:

  Investment advisory fees ...................................        6,773
  Printing and shareholder reports ...........................          192
  Custody fees ...............................................       10,181
  Legal fees .................................................           17
  Auditing and accounting fees ...............................        1,505
  Directors fees .............................................            3
  Registration fees ..........................................            4
  Other fees .................................................            7
                                                                   --------

      Total expenses .........................................       18,682

  Less:
    Advisory fee waiver
      and expense reimbursement ..............................       10,677
    Fees paid indirectly .....................................            0
                                                                   --------

        Net expenses .........................................        8,005
                                                                   --------

  Net investment income (loss) ...............................       12,736
                                                                   --------

  Net realized gain (loss) on:
    Investment securities ....................................       (6,461)
    Foreign currency transactions ............................           71
                                                                   --------

      Total net realized gain (loss) .........................       (6,390)
                                                                   ========

  Change in unrealized appreciation
  (depreciation) on:
    Investment securities ....................................      (20,272)
    Foreign currency transactions ............................          124
                                                                   --------
      Total change in unrealized
      appreciation (depreciation) ............................      (20,148)
                                                                   --------

  Net gain (loss) on investments .............................      (26,538)
                                                                   --------

    Net increase (decrease) in net assets
      resulting from operations ..............................     $(13,802)
                                                                   ========

WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                 PERIOD ENDED
                                                                AUGUST 31, 1996*

OPERATIONS:

  Net investment income (loss) .............................     $    12,736
  Net realized gain (loss) on investments and foreign
    currency transactions ..................................          (6,390)
  Change in unrealized appreciation (depreciation)
    on investments and foreign currency transactions .......         (20,148)
                                                                 -----------
    Net increase (decrease) in net assets resulting
      from operations ......................................         (13,802)
                                                                 -----------

DISTRIBUTION TO SHAREHOLDERS:

  Net investment income ....................................               0
  Net realized gains .......................................               0
                                                                 -----------

    Total distributions ....................................               0
                                                                 -----------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares ........................       3,438,371
  Dividends and distributions reinvested ...................               0
  Cost of shares repurchased ...............................        (123,083)
                                                                 -----------

    Increase (decrease) in net assets from .................       3,315,288
      capital shares transactions ..........................            --



    Net increase (decrease) in net assets ..................       3,301,486

NET ASSETS:

  Beginning of period ......................................               0
                                                                 -----------

  End of period ............................................       3,301,486
                                                                 ===========

    Undistributed net investment income ....................          12,736
                                                                 ===========

SHARE ACTIVITY:

  Shares outstanding - beginning of period ...................             0
                                                                 -----------

  Shares issued ..............................................       345,983
  Shares issued - reinvestment of dividends
    and distributions ........................................             0
  Shares redeemed ............................................       (12,432)
                                                                 -----------

  Increase (decrease) in shares outstanding ..................       333,551
                                                                 -----------

  Shares outstanding - end of period .........................       333,551
                                                                 ===========


* The inception of this portfolio was May 1, 1996

   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
(UNAUDITED)

FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED

                                                                AUGUST 31
                                                                ---------
                                                                  1996 \dagger\
                                                                ---------

Net asset value, beginning of period .........................  $   10.00
Income from operations:
    Net investment income (loss) .............................        .07
    Net realized and unrealized
      gain (loss) on investments .............................       (.17)
                                                                ---------

      Total income (loss) from operations ....................       (.10)
                                                                ---------

  Distributions:
    Dividends from net investment income .....................       (.00)
    Distributions from net realized gains
      on investments .........................................        .00
                                                                ---------

      Total distributions ....................................       (.00)
                                                                ---------

Net asset value, end of period ...............................  $    9.90
                                                                =========

Total return .................................................      -1.01%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ...........................................  $   3,301
  Ratio of expenses to average net assets ....................       1.10%
  Ratio of net investment income (loss)
    to average net assets ....................................       1.74%
  Ratio of commissions paid to number of shares ..............       3.43%
  Portfolio turnover rate ....................................      10.57%


* The above table illustrates the change for a share outstanding computed using average shares outstanding through the period. See Note 5.

\dagger\ The inception of this portfolio was May 1, 1996. The total return is not annualized.

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

AUGUST 31, 1996


NOTE 1  - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The WRL Series Fund, Inc. (the "Fund") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985 as a Maryland Corporation and commenced operations on October 2, 1986.

         The Fund consists of a series of investment portfolios, including the Meridian/INVESCO Global Sector Portfolio, the Meridian/INVESCO US Sector Portfolio, the Meridian/INVESCO Foreign Sector Portfolio and the Value Equity Portfolio (the "Portfolios"). Shares of the Fund are sold to the WRL Series Life Account (the "Life Account") and the WRL Series Annuity Account (the "Annuity Account"), collectively called the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), to fund benefits under variable universal life insurance policies and variable annuity contracts issued by WRL.

     On May 1, 1996, WRL supplied seed capital as follows:

     Meridian/INVESCO Global Sector    $1,000,000
     Meridian/INVESCO US Sector           500,000
     Meridian/INVESCO Foreign Sector    1,000,000
     Value Equity                         500,000

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.       VALUATION OF INVESTMENTS

         Securities held by the Portfolios are valued at market value, except for short-term debt securities. Short-term debt securities maturing in 60 days or less are valued on the amortized cost basis, which approximates market value. Stocks are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the latest bid price is used. Bonds are valued using prices quoted by a major dealer in bonds which offers a pricing service. Certain pricing methodologies, such as matrix pricing of bonds, may involve the use of estimates and actual sales prices may differ. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

         The value of foreign securities are translated into U.S. dollars using spot foreign exchange rates.

B.       SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in first-out basis for both tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of bond premium and accretion of discount, is accrued daily. Dividend income on foreign securities is recorded net of foreign tax withholdings.

         The accounting records of the Fund are maintained in U.S. dollars. For transactions denominated in a currency other than the U.S. dollar, purchases and sales of securities, income received, and expenses paid are translated into U.S. dollars at the foreign exchange spot rate on the date the transaction is recorded. Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

         The unrealized gain or loss on forward foreign currency contracts is due to the difference between the foreign exchange contract rate and the foreign exchange forward rate applicable to that contract at the end of the period. This gain or loss becomes realized when the contract is closed or settled.

         Futures contracts and options are valued based upon daily settlement prices with the fluctuations in value recorded as unrealized gains and losses. These gains and losses become realized when the position is closed. The risks associated with the use of options and futures contracts involve the possibilities of an illiquid market and an imperfect correlation between the value of the instrument and the underlying security.

C.       FEDERAL INCOME TAXES

         It is the Fund's policy to distribute substantially all its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)


NOTE 1 (CONTINUED)

     for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

D.   DIVIDENDS AND DISTRIBUTIONS

     Dividends of the Portfolios are declared and reinvested semi-annually, while capital gain distributions are declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Account on the next business day after declaration.

E.   ORGANIZATION COSTS

     All costs incurred in connection with the formation of the Fund and its portfolios were normally paid by WRL.

NOTE 2 - INVESTMENT ADVISORY AND AFFILIATES

A.   INVESTMENT ADVISORY

     The Fund has entered into an annually renewable investment advisory agreement for the Portfolios with WRL as investment adviser. The Fund pays to WRL, and charges to each respective Portfolio, advisory fees each month at the following annual rate expressed as a percentage of the average daily net assets of the respective Portfolio:

     PORTFOLIO                          PERCENT OF ASSETS
     ---------                          -----------------
     Meridian/INVESCO Global Sector            1.10%
     Meridian/INVESCO US Sector                1.10%
     Meridian/INVESCO Foreign Sector           1.10%
     Value Equity                               .80%

     WRL has entered into a sub-advisory agreement with various management companies. Pursuant to the Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio, and Meridian/INVESCO Foreign Sector Portfolio agreements, Meridian Investment Management Corporation receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. For its services, INVESCO Global Asset Management Limited receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million.

     Pursuant to the Value Equity Portfolio agreement, fifty percent of the advisory fee paid to WRL less fifty percent of any expense reimbursement is due to NWQ Investment Management, Inc.

     WRL currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceeds the percentage of net assets of the Portfolio as listed below:

     PORTFOLIO               PERCENTAGE OF ASSETS
     ---------               --------------------
     Value Equity                   1.00%

     The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of contract holders of the underlying sub-accounts. WRL directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL. All normal operating expenses that exceed the established expense limit set forth above will be borne by WRL.

B.   AFFILIATES

     WRL is an indirect wholly-owned subsidiary of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation.


WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

NOTE 3  -  SECURITY TRANSACTIONS

Securities transactions are summarized as follows:

                                                        MERIDIAN/    MERIDIAN/      MERIDIAN/
                                                         INVESCO      INVESCO        INVESCO
                                                         GLOBAL         US           FOREIGN         VALUE
                                                         SECTOR       SECTOR         SECTOR         EQUITY
                                                        PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                        ---------    ---------      ---------      ---------
For the period ended August 31, 1996:
  Purchases of securities:
  Long-term excluding U.S. Government ...........      $2,634,192     $710,711      $1,030,632    $16,563,929
  U.S. Government securities ....................         630,462            0               0              0
Proceeds from maturities and sales of securities:

  Long-term excluding U.S. Government ...........          33,625      168,730          24,901         93,778
  U.S. Government securities ....................         136,763            0               0              0



NOTE 4  -  FEDERAL INCOME TAX MATTERS

    The income, expenses, gains and losses on securities transactions attributed to each Portfolio for accounting purposes, are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

    Each portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

    The aggregate cost of investments and composition of unrealized appreciation and depreciation for federal income tax purposes as of August 31, 1996 are as follows:


                                                                                   NET UNREALIZED
                                     FEDERAL TAX     UNREALIZED      UNREALIZED     APPRECIATION
PORTFOLIO                            COST BASIS     APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                     ----------     ------------    ------------   --------------
Meridian/INVESCO Global Sector       $ 3,088,114      $ 75,119        $ 95,391      $ (20,272)
Meridian/INVESCO US Sector ....          530,406        22,596          28,077          5,481
Meridian/INVESCO Foreign Sector        1,006,099        58,865          49,029          9,836
Value Equity ..................       21,842,884       322,808         182,976        139,832

NOTE 5  -  FINANCIAL HIGHLIGHTS

    The Financial Highlights for each Portfolio is for the period from inception, which is less than one year; therefore the total return shown is not annualized.

    The total return and the change in value of the Portfolio reflect the advisory fee and all other Portfolio expenses and include reinvestment of dividends and capital gains; they do not reflect the charges against the corresponding sub-accounts or the charges and deduction under the applicable annuity contracts.

    The ratio of expenses to average net assets in the financial highlights is net of advisory fee waiver (see Note 2). The August 31, 1996 ratio is annualized, along with the ratio of net investment income to average net assets.

    Without the advisory fee waived by WRL, the ratio would be as follows:

         Meridian/INVESCO Global Sector           2.56%
         Meridian/INVESCO US Sector               6.53%
         Meridian/INVESCO Foreign Sector          2.70%
         Value Equity                             0.97%

                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO

        SUPPLEMENT DATED OCTOBER 11, 1996 TO PROSPECTUS DATED MAY 1, 1996

         The following is to be inserted before the section entitled "The Value Equity Portfolio and the Fund" on page 1:

                              FINANCIAL HIGHLIGHTS

         The information contained in the table below for a share of capital stock outstanding of the Value Equity Portfolio, for the period May 1, 1996 (commencement of operations) through August 31, 1996, is based on the Portfolio's unaudited financial statements included in the Statement of Additional Information. A copy of the Statement of Additional Information and the Fund's Annual Report may be obtained without charge upon request.

                             VALUE EQUITY PORTFOLIO

                                                          PERIOD FROM
                                                          5/1/96 TO
                                                           8/31/96*
                                                          ----------
                                                          (UNAUDITED)

Net asset value, beginning of period                       $ 10.00

INCOME FROM OPERATIONS:

        Net investment  income (loss)                          .06
        Net realized and unrealized gain                       .11
                                                           -------
           (loss) on investments

           Total from investment operations                    .17
                                                           -------
DISTRIBUTIONS:

        Dividends from net investment income                   .00
        Distributions from net realized gains                  .00
        on investments                                     -------

Total distributions                                           (.00)

Net asset value,  end of period                            $ 10.17
                                                           =======

Total return                                                  1.74%

RATIOS AND SUPPLEMENTAL DATA:

        Net assets at end of period (in thousands)         $20,626
        Ratio of expenses to average net assets               0.65%
        Ratio of net investment income (loss)
        to average net assets                                 1.39%
        Ratio of commissions paid to number of shares         7.30%
        Portfolio Turnover Rate                               1.62%


* The inception of this Portfolio was May 1, 1996. The total return is not annualized.

         The following information should be read in conjunction with the section entitled "Management of the Fund - The Investment Adviser," on page 5.

         THE RESTRUCTURING PLAN. Pursuant to an internal restructuring plan (the "Restructuring"), Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), the current investment adviser of the WRL Series Fund, Inc. (the "Fund"), has formed two new wholly-owned subsidiaries, WRL Investment Management, Inc. ("WRL Management") and WRL Investment Services, Inc. ("WRL Services"). It is anticipated that WRL Management and WRL Services together will assume the business of Western

Reserve as it relates to the management, supervision, and administration of registered investment companies, including the Fund. If the Restructuring is implemented, (i) WRL Management will replace Western Reserve as the investment adviser to each Portfolio of the Fund; and (ii) WRL Services will replace Western Reserve as the provider of administrative services to each Portfolio of the Fund. Western Reserve seeks to implement the Restructuring effective January 1, 1997.

         PROPOSED CHANGES IN ADVISORY AND SUB-ADVISORY ARRANGEMENTS. In light of the Restructuring, shareholders of the Fund will be asked to approve a new advisory agreement between the Fund, on behalf of each Portfolio, and WRL Management. The new advisory agreements, if approved, will result in an indirect increase in advisory fees. A change in the Fund's investment adviser from Western Reserve to WRL Management will also result in the assignment and automatic termination of the current sub-advisory agreements for each Portfolio of the Fund. Accordingly, with respect to each Portfolio, shareholders of each Portfolio will be asked to approve a new sub-advisory agreement between WRL Management and each sub-adviser to the Portfolios.

         PROPOSED IMPLEMENTATION OF A DISTRIBUTION ("12B-1") PLAN. It is also contemplated that, subject to shareholder approval, the Fund will adopt a distribution plan ("12b-1 Plan") effective January 1, 1997. Under the 12b-1 Plan, InterSecurities, Inc. ("ISI"), an affiliate of Western Reserve, will perform distribution-related services for the Fund. The 12b-1 Plan provides that the Fund, on behalf of the Portfolios, will reimburse ISI for certain expenses related to the distribution of Fund shares, and incurred or paid by ISI. The 12b-1 Plan limits reimbursements to 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

         NECESSARY BOARD AND SHAREHOLDER APPROVALS. On October 3, 1996, at a special meeting of the Board of Directors of the Fund (the "Board"), the Board unanimously approved the proposed advisory and sub-advisory agreements, and the 12b-1 Plan and related distribution agreement. The proposed advisory and sub-advisory agreements, and the 12b-1 Plan, are subject to approval by a vote of the majority of the outstanding voting securities of each Portfolio at a special shareholders meeting (the "Meeting") currently anticipated to be held on or about December 16, 1996. Policyowners with cash value attributable to a Portfolio of the Fund on the record date of the shareholders' meeting will be asked to provide voting instructions to Western Reserve in connection with the Meeting.

THIS VALUE EQUITY PORTFOLIO PROSPECTUS WHICH FOLLOWS IS NOT CURRENTLY AVAILABLE TO THE "ASSET ACCUMULATOR" OFFERED BY AUSA LIFE INSURANCE COMPANY, INC.

                                   PROSPECTUS

                              WRL SERIES FUND, INC.

                             VALUE EQUITY PORTFOLIO

                               201 Highland Avenue
                              Largo, Florida 34640
                            Telephone: (800) 851-9777
[WRL LOGO]                             (813) 585-6565                 [NWQ LOGO]

   WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Value Equity Portfolio of the Fund.

   The investment objective of the Value Equity Portfolio is to achieve maximum, consistent total return with minimum risk to principal. The Value Equity Portfolio seeks to achieve its objective by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries, and are undervalued at the time of purchase. There can be, of course, no assurance that the Value Equity Portfolio will achieve its objective.

   Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

   WRL and NWQ Investment Management Company, Inc. serve as the investment adviser (the "Investment Adviser") and the sub-adviser (the "Sub-Adviser"), respectively, to the Value Equity Portfolio. See "The Investment Adviser" and "The Sub-Adviser."

   This Prospectus sets forth concisely the information about the Value Equity Portfolio that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   Additional information about the Fund, the Value Equity Portfolio and the other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information pertaining to the Value Equity Portfolio bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

                                ----------------

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                          Prospectus dated May 1, 1996

                            WRL SERIES FUND, INC.

                            VALUE EQUITY PORTFOLIO

                             201 Highland Avenue
                               Largo, FL 34640
                           Telephone (813) 585-6565
                                     (800) 851-9777

                              TABLE OF CONTENTS

                                                 PAGE
                                              ---------
The Value Equity Portfolio and the Fund  ...      1
Management of the Fund .....................      5
Dividends and Other Distributions ..........      6
Taxes ......................................      6
Purchase and Redemption of Shares ..........      7
Valuation of Shares ........................      7
The Fund and Its Shares ....................      7
Performance Information ....................      7
General Information ........................      8

                          THE VALUE EQUITY PORTFOLIO
                                 AND THE FUND

   The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Value Equity Portfolio is a series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Value Equity Portfolio.

   A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

INVESTMENT OBJECTIVE

   The investment objective of the Value Equity Portfolio (the "Portfolio") is to achieve maximum, consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.

   There can be, of course, no assurance that the Portfolio will achieve its investment objective. The Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

PORTFOLIO POLICIES AND TECHNIQUES

   The Portfolio seeks to achieve its objective by investing at least 65% of its total assets in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase. The Sub-Adviser will seek to identify stocks of above-average statistical value by using statistical measures to screen for below-average price-to-earnings and price-to-book ratios, above-average dividend yields and strong financial stability. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and warrants.

   The Sub-Adviser will begin the process of evaluating potential common stock and equity-related securities investments by screening a universe of 1100 companies, primarily of medium to large capitalization. For these purposes, the Sub-Adviser considers medium capitalization stocks to be stocks issued by companies with market capitalization of between $500 million and $3 billion, and large capitalization stocks to be those stocks issued by companies with market capitalization in excess of $3 billion. Investments in companies with market capitalization under $500 million (considered to be small capitalization stocks by the Sub-Adviser) will be limited to 10% of the Portfolio's total assets. The process used by the Sub-Adviser to identify promising under-valued companies within this universe of companies may be differentiated from those of other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies; a focus on quality of earnings; investment in relative value; and concentration in industries/sectors having strong long-term fundamentals. As part of a multi-disciplined approach to capturing value, the Sub-Adviser first seeks to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in this decision making process are business trend analysis to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. The Sub-Adviser utilizes in-house capabilities, in addition to independent resources, for economic, industry and securities research.

   Following this initial phase, approximately 200 companies that the Sub-Adviser believes have above-average statistical value and are in a sector identified as having positive fundamentals on a long-term basis will be actively followed by the Sub-Adviser. Company visits and interviews with management augment fundamental research in seeking to identify the potential value in these investments. The Portfolio will be concentrated in those industries with positive fundamentals and likewise will minimize risk by avoiding industries with deteriorating long-term fundamentals.

     The Sub-Adviser anticipates that the majority of the investments in the Portfolio will be in United States-based companies. However, from time to time, securities of foreign based companies may be purchased, in accordance with the selection process outlined above. The Portfolio may invest up to 20% of its assets in foreign securities and American Depositary Receipts

("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and which represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded in the United States on exchanges or over-the-counter. (See "Types of Securities--Foreign Securities" on page 2 for a description of certain risks involved in foreign investing and "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.)

TYPES OF SECURITIES

   In seeking to meet its investment objective, the Portfolio may invest in any type of security whose investment characteristics are consistent with the Portfolio's investment policies and techniques. These and some of the other investment techniques the Portfolio may use are described below.

   CONVERTIBLE SECURITIES. The Portfolio may invest up to 10% of its assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. (See p. 4, "The Value Equity Portfolio and the Fund -Risk Factors" for a description of risks involved.

   WARRANTS AND RIGHTS. The Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants in which the Portfolio may invest are freely transferrable and are traded on the major securities exchanges.

   FOREIGN SECURITIES. The Portfolio may, from time to time, invest in securities of foreign issuers and ADRs. The Portfolio has no present intention to hold more than 20% of its total assets in such securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. For example, changes in currency exchange rates and exchange rate controls may affect the value of foreign securities and the value of their dividend or interest payments, and therefore the Portfolio's share price and return. Foreign companies generally are subject to tax laws and accounting, auditing, and financial reporting standards, practices and requirements that differ from those applicable to U.S. companies. There is generally less publicly available information about foreign companies and less securities and other governmental regulation and supervision of foreign companies, stock exchanges and securities brokers and dealers. The Portfolio may encounter difficulties in enforcing obligations in foreign countries and negotiating favorable brokerage commission rates. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Transaction costs with respect to foreign securities may be higher.

   In addition, with respect to some foreign countries, there is the possibility of: expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Portfolio; political or social instability or war; or diplomatic developments which could affect U.S. investment in those countries. The Sub-Adviser will consider these and other factors before investing in foreign securities.

   REPURCHASE AGREEMENTS. The Portfolio may invest up to 25% of its total assets in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined below under "Short-Term Investments." In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date (usually not more than seven days from the date of purchase) to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Sub-Adviser will mark-to-market daily the value of the securities purchased, and the Sub-Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Sub-Adviser will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement.

   In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

   The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of the securities. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Sub-Adviser acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), the Portfolio will only enter into repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser in accordance with standards established by the Fund's Board of Directors.

   WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES. The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of the Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income in securities it has deposited in a segregated account.

   The Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

   SHORT-TERM INVESTMENTS. From time to time, in order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, certificates of deposit (including those issued by domestic and foreign branches of FDIC-insured banks), obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements. (See Appendix B in the Statement of Additional Information for a detailed description of these instruments.) For defensive purposes, during times of unusual market conditions, the Portfolio may invest up to 100% of its assets in such short-term investments. When the Portfolio increases its cash or debt investment position, its income may increase while its ability decreases to participate in stock market declines or advances.

   Investments in commercial paper are limited to obligations rated A-1 or A-2 by Standard & Poor's ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The S&P designation A-2 indicates issues with this designation have a strong capacity for timely payment, but the relative degree of safety is not overwhelming as for issues designated "A-1". Issuers of commercial paper rated P-1 by Moody's must have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (P-2) are high quality. (See Appendix A in the Statement of Additional Information for further information concerning commercial paper ratings.)

   BANK OBLIGATIONS. Because the Portfolio may invest (up to 100%) of its assets in bank obligations, an investment in the Portfolio should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

   ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Board of Directors of the Fund.

  NON-INVESTMENT GRADE CONVERTIBLE BONDS AND PREFERRED STOCK. The Portfolio may invest up to 10% of its assets in convertible bonds, including convertible bonds rated in the lowest investment grade debt category and below, commonly referred to as "junk bonds," as determined by Moody's (below Baa) or S&P (below BBB), or in unrated securities deemed by the Sub-Adviser to be of comparable quality. Although bonds in the lowest investment grade debt category (those rated BBB by S&P or Baa by Moody's) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. (See Appendix A in the Statement of Additional Information for a description of bond ratings.) The Portfolio will not invest in rated securities that, at the time of investment, are rated below "B" by Moody's or "B" by S&P ("b" in the case of Moody's preferred stock ratings) or, if unrated, are judged by the Sub-Adviser not to possess investment qualities at least equivalent to a "B" or "b" rating. Securities rated "B" or "b" are predominantly speculative with respect to their issuers' capacity to make payments of both principal and interest or of preferred stock dividend and sinking fund obligations in accordance with the securities' obligations. While such securities will likely possess some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. In the event that ratings decline after the Portfolio's investment in such securities, the Sub-Adviser may make a determination to dispose, or retain, such downgraded securities, based on all such factors as it deems relevant. (See "The Value Equity Portfolio and the Fund -Risk Factors" below for a description of risks involved.)

LENDING OF PORTFOLIO SECURITIES

   The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities if more than one-third of its total assets at fair market value would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-the-market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

   At the present time, the Staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

   The Portfolio is subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of a majority of the Portfolio's shareholders and the Policyholders.

PORTFOLIO TURNOVER

   Generally, the Portfolio has a one to three year investment horizon and will not trade in securities for short-term profits. When circumstances warrant, however, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Sub-Adviser believes that Portfolio changes are appropriate. It is expected that the annual portfolio turnover rate for the Portfolio will average 50%. The Portfolio will not normally engage in short-term trading but reserves the right to do so.

RISK FACTORS

   The investment policies of the Portfolio entail certain risks and considerations. There can be no assurance that the Portfolio will achieve its investment objective. Prospective investors should consider the following factors that could affect the Portfolio's rate of return: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction. (see p. 2, "Repurchase Agreement.") (2) The Portfolio may lend its investment securities which entails a risk of loss should the borrower fail financially. (See "Lending of Securities" above.) (3) The Portfolio may purchase securities on a when-issued basis. Securities purchased on a when-issued basis earn no interest until issued and may decline or appreciate in market value prior to their actual delivery to the Portfolio. (See p. 3, "When-Issued, Delayed Settlement and Forward Delivery Securities.")
(4) The performance of the Portfolio may depend on the investing ability of the Sub-Adviser which, while it has approximately thirteen years of experience as an investment adviser, has limited experience as a Sub-Adviser to a registered mutual fund.

   The Portfolio's investments in non-investment grade debt securities, bonds and preferred stock generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. Both kinds of risks are increased by investing in debt securities rated below the top three grades by S&P or Moody's or, if unrated, securities determined by the Sub-Adviser to be of equivalent quality.

                            MANAGEMENT OF THE FUND

   Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL as Investment Adviser and NWQ Investment Management Company, Inc. as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

   WRL, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Portfolio's Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

   Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio.

   The Investment Adviser is responsible for providing investment advisory services and furnishes or makes available to the Portfolio the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, regulatory reporting and compliance services, including the supervision of the Portfolio's custodian. The Investment Adviser also assists the Portfolio in maintaining communications and relations with the shareholders of the Portfolio, including assisting in the preparation of reports to shareholders. The Investment Adviser may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and maintenance of the Portfolio, including the preparation and filing, when appropriate, of all documents, including registration statements, post-effective amendments and any qualification under state securities laws required in connection with the Portfolio's offering of shares. The Investment Adviser will also pay all reasonable compensation, fees and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in the 1940 Act) of the Investment Adviser, and the rental of offices. The Portfolio pays all other expenses incurred in its operations, including general administrative expenses. Pursuant to an expense limitation voluntarily adopted by WRL, WRL has undertaken, until at least April 30, 1997, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment management fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 1.00% of the Portfolio's average daily net assets.

THE SUB-ADVISER

   NWQ Investment Management Company, Inc., located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017, serves as the Sub-Adviser to the Portfolio. The Sub-Adviser was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. The Sub-Adviser provides investment management services to institutions and high net worth individuals. As of December 31, 1995, the Sub-Adviser had over $5.6 billion in assets under management.

   An investment policy committee is responsible for the day-to-day management of the Portfolio's investments. David A. Polak, CFA, Edward C. Friedel, CFA, James H. Galbreath, CFA, and Phyllis G. Thomas, CFA, constitute the committee.

   Edward C. Friedel, CFA serves as Senior Portfolio Manager for the Portfolio. Mr. Friedel has been a managing director and investment strategist/portfolio manager of the Sub-Adviser since 1983. From 1971 to 1983, Mr. Friedel was a portfolio manager for Beneficial Standard Investment Management. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

   The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

   For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser in the amount of 50% of the investment management fees received by the Investment Adviser with respect to the Portfolio, less 50% of the amount of any excess expenses paid by the Investment Adviser on behalf of the Portfolio pursuant to the expense limitation described above. (See "The Investment Adviser," above.)

   The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. The Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services, if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided and the Sub-Adviser receives best execution. The information received may be used by the Sub-Adviser in managing the assets of other advisory and sub-advisory accounts, as well as in the management of the assets of the Portfolio.

PERSONAL SECURITIES TRANSACTIONS

   The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

   The Portfolio intends to distribute substantially all of its net investment income, if any. Dividends, if any, from investment income normally are declared and paid semi-annually in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

                                      TAXES

   The Portfolio intends to qualify and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, the Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolio's intention to distribute substantially all such income and gains.

   Portfolio shares are offered only to WRL and the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

   The Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat the Portfolio's assets as assets of the related separate account, these limitations also apply to the Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders; see the Statement of Additional

Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                        PURCHASE AND REDEMPTION OF SHARES

   Shares of the Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses or disclosure documents for the Policies and the Annuity Contracts.

                               VALUATION OF SHARES

   The Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

   Net asset value of the Portfolio's shares is computed by dividing the value of the net assets of the Portfolio by the total number of Portfolio shares outstanding.

   Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

                             THE FUND AND ITS SHARES

   The Fund was incorporated under the laws of the State of Maryland on August 21, 1985, and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

   The Fund offers its shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because Fund shares are sold to Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

   The Fund offers a separate class of common stock for each portfolio. All shares of the Portfolio and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event holders of the remaining shares would not be able to elect any directors.

   Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, Life Companies will vote the Fund's shares in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

                             PERFORMANCE INFORMATION

   The Portfolio may, from time to time, include quotations of its total return or yield in connection with the total return for any Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield do not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts.

Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

   The total return of the Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolio began operations, as of a stated ending date. When the Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of the Portfolio's investment advisory fees and Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

   The Portfolio may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total return for the Portfolio for periods in addition to those required to be presented or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

   The Portfolio may also, from time to time, compare the performance of the Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices; (2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds by overall performance, investment objectives, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, a Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

   The Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

   (See the Statement of Additional Information for more information about the Portfolio's performance.)

                               GENERAL INFORMATION

REPORTS TO POLICYHOLDERS

   The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to the Portfolio's Policyholders, at least semi-annually, reports showing the Portfolio's composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

   Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, acts as Custodian and Dividend Disbursing Agent of the Portfolio's assets.

ADDITIONAL INFORMATION

   The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                              WRL SERIES FUND, INC.

                             VALUE EQUITY PORTFOLIO

                               OFFICE OF THE FUND:

                              WRL Series Fund, Inc.
                               201 Highland Avenue
                                 Largo, FL 34640
                                 (800) 851-9777
                                 (813) 585-6565

INVESTMENT ADVISER:

   Western Reserve Life Assurance Co. of Ohio
   201 Highland Avenue
   Largo, FL 34640

SUB-ADVISER:

   NWQ Investment Management Company, Inc.
   655 South Hope Street
   11th Floor
   Los Angeles, CA 90017

CUSTODIAN:

   Investors Bank & Trust Company
   89 South Street
   Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

   Price Waterhouse LLP
   1055 Broadway
   Kansas City, MO 64105

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                            WRL SERIES FUND, INC.

                            VALUE EQUITY PORTFOLIO


                     STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Value Equity Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 34640 or by calling the Fund at (800) 851-9777.


                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                              Investment Adviser


                   NWQ INVESTMENT MANAGEMENT COMPANY, INC.

                                 Sub-Adviser


   The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1996, AS SUPPLEMENTED OCTOBER 11, 1996.

                                TABLE OF CONTENTS

                                                    PAGE IN THIS STATEMENT        CROSS-REFERENCE
                                                              OF                         TO
                                                    ADDITIONAL INFORMATION       PAGE IN PROSPECTUS
                                                    --------------------------- -----------------------
Investment Objective and Policies                                 1                          1
  Investment Restrictions                                         1                          4
  Lending of Portfolio Securities                                 2                          4
  U.S. Government Securities                                      3                          3
  Non-Investment Grade Convertible
    Bonds and Preferred Stock                                     3                          3
  When-Issued, Delayed Settlement and Forward
    Delivery Securities                                           3                          3
  Repurchase Agreements                                           3                          2
  Illiquid Securities                                             4                          3
  Warrants and Rights                                             4                          2
  Convertible Securities                                          4                          1
  Foreign Securities                                              5                          2
Management of the Fund                                            5                          5
  Directors and Officers                                          5                          5
  The Investment Adviser                                          7                          5
  The Sub-Adviser                                                 8                          5
Portfolio Transactions and Brokerage                              9                          6
  Portfolio Turnover                                              9                          4
  Placement of Portfolio Brokerage                                9                          6
Purchase and Redemption of Shares                                10                          7
  Determination of Offering Price                                10                          7
  Net Asset Valuation                                            11                          7
Calculation of Performance Related Information                   11                          7
  Total Return                                                   11                          8
  Yield Quotations                                               12                          8
Taxes                                                            12                          6
Capital Stock of the Fund                                        14                          7
Registration Statement                                           14                        N/A
Financial Statements                                             14                          8
Appendix A (Description of Selected Corporate
  Bond and Commercial Paper Ratings)                            A-1                          3
Appendix B (Description of Short-Term Securities)               B-1                          3

                      INVESTMENT OBJECTIVE AND POLICIES

   The investment objective of the Value Equity Portfolio (the "Portfolio") of the Fund is described in the Portfolio's Prospectus. Shares of the Portfolio are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

   As indicated in the Prospectus, the Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, "Policyholders"). A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

   As indicated in the Prospectus, the Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

   The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or
(ii) by lending the Portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder.

   4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

   5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio may not purchase on margin or sell short.

   (B) The Portfolio may not invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

   (C) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (D) The Portfolio may not write or acquire options or interests, or invest directly, in oil, gas, mineral leases or other mineral exploration or development programs or leases; however the Portfolio may own debt or equity securities of companies engaged in these businesses.

   (E) The Portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

   (F) The Portfolio may borrow money only from banks for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

   (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

   Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of the Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements. The Portfolio has no present intention of borrowing.

LENDING OF PORTFOLIO SECURITIES

   Subject to Investment Restriction 3. above, the Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions and receive as collateral cash or U.S. Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will likely increase the current income of the Portfolio. Such loans may not have terms longer than 30 days and will be terminable at any time. The Portfolio may also pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging such loans. No loan will be made if, as a result, the aggregate of Portfolio loans would exceed 33 1/3 % of the fair market value of the Portfolio's total assets.

   All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

U.S. GOVERNMENT SECURITIES

   Examples of the types of U.S. Government securities that the Portfolio may hold include, in addition to those described in the Prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

NON-INVESTMENT GRADE CONVERTIBLE BONDS AND PREFERRED STOCK

   The Portfolio may invest up to 10% of its assets in convertible bonds that are rated below the four highest grades ("lower grade debt securities", commonly referred to as "junk bonds") as determined by Moody's Investors Service, Inc. ("Moody's") (below Baa) or Standard & Poor's ("S&P") (below BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade securities. See Appendix A for a description of debt securities ratings. Before investing in any lower-grade debt securities, the Sub-Adviser will determine that such investments meet the Portfolio's investment objective and that the lower-grade debt securities' ratings are supported by an internal credit review, which the Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment-grade debt securities, there may be a market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

   These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

   No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated on the Portfolio's records at the trade date. These securities are marked-to-market daily and maintained until the transaction is settled. The Portfolio may engage in these transactions to an extent that would cause the segregation of an amount up to 10% of the equity portion of the Portfolio's assets.

REPURCHASE AGREEMENTS

   In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. The Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

   The Portfolio does not intend to invest more than 25% of its total assets in repurchase agreements. The Portfolio does not currently intend to invest in reverse repurchase agreements.

ILLIQUID SECURITIES

   The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). The Fund's Board of Directors has authorized the Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Portfolio may be restricted in its ability to sell such securities at a time when the Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

WARRANTS AND RIGHTS

   The Portfolio may invest up to 10% of its assets in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants in which the Portfolio may invest are freely tranferable and are traded on the major securities exchanges.

   Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES

   The Portfolio may invest up to 10% of its assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.

FOREIGN SECURITIES

   The Portfolio may purchase certain foreign securities and American Depositary Receipts (ADRs), although the Portfolio has no present intention to hold more than 20% of its total assets in such securities. ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser under the supervision of the Board of Directors. If it should become necessary, the Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Investment Adviser and the Sub-Adviser will consider these and other factors before investing in foreign securities.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

   To the extent the Portfolio invests directly in foreign securities, the Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that the Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, the Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes the Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally NOT covered by insurance otherwise applicable to such institutions.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

   The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
   34641. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
  Florida 34616. Retired (1988 - present); Senior Vice-President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 - December, 1990).

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
  Clearwater Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1, 2), CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
   2/8/38). Chairman of the Board of Directors (1987 - present), Chief Executive Officer (1982 - present), President (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 - September, 1990 and November, 1990 - present) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

G.JOHN HURLEY (1, 2), DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48).
   Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - present), Western Reserve Life Assurance Co. of Ohio; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September,
   1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991).

RICHARD B. FRANZ, II (1, 2), TREASURER (DOB 7/12/50). Senior Vice President
   (1987 - present), Chief Financial Officer (1987 - December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President and Treasurer (1988 - February, 1991), Pioneer Western Corporation (financial services), Largo, Florida; Treasurer (1988 - September, 1990 and November, 1990 - present), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

REBECCA A. FERRELL (1, 2), SECRETARY, VICE PRESIDENT AND COUNSEL (DOB 12/10/60).
   Assistant Vice President and Counsel (June, 1995 - present), Attorney (August, 1993 - June, 1995), Western Reserve Life Assurance Co. of Ohio; Secretary and Assistant Vice President (March, 1994 - September, 1995) Secretary, Vice President and Counsel (September, 1995 - present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Attorney (September, 1992 - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.; Legal Writing Instructor (August, 1991 - June, 1992), Florida State University College of Law; Teaching Assistant, English (August, 1990 - July, 1991), University of South Florida.

ALAN M. YAEGER (1, 2), EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive
  Vice President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972
  - present), Western Reserve Life Assurance Co. of Ohio.

-----------------------------------------------------------------------------

(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.


   The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL.The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser ("disinterested Director"). Each such Director also receives $500, plus expenses, per each regular or special Board meeting attended. Because the Portfolio had not commenced operations as of December 31, 1995, the Portfolio did not pay any Directors' fees for the fiscal year ended December 31, 1995. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1995.

                               COMPENSATION TABLE
                               ------------------

                                                                   TOTAL COMPENSATION PAID TO
                                                                    DIRECTORS FROM WRL SERIES
                                     AGGREGATE COMPENSATION FROM  FUND, INC., IDEX FUND, IDEX II
NAME OF PERSON, POSITION                WRL SERIES FUND, INC.       SERIES FUND AND IDEX FUND 3
----------------------------------  ----------------------------  -------------------------------
Peter R. Brown, Director                       $9,500                         $32,500
Charles C. Harris, Director                    $9,500                         $32,000
Russell A. Kimball, Jr., Director              $8,500                         $ 8,500

   Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, IDEX Fund, IDEX II Series Fund, and/or IDEX Fund 3 to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charge), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

   As of March 1, 1996, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting currently of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

   The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund -The Investment Adviser" in the Prospectus.

   Western Reserve Life Assurance Co. of Ohio (the "Investment Adviser") serves as the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 30, 1996 with the Fund. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

   The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, on December 4, 1995. The Investment Advisory Agreement provides that subsequent to its approval by the Portfolio's sole shareholder, it will continue in effect for an initial term ending April 22, 1998, and will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

   While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. For further information about the management of the Portfolio, see "The Sub-Adviser," below.

   Advisory Fee. The method of computing the investment advisory fee is described in the Prospectus. No fees have been paid to the Investment Adviser by the Portfolio for the year ended December 31, 1995 because the Portfolio had not commenced operations as of that date.

   PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Investment Adviser connected with investment management of the Portfolio, as well as the fees of all directors of the Fund who are affiliated persons of WRL or any of its subsidiaries. Accounting services are provided for the Portfolio by the Investment Adviser. The Portfolio pays all other expenses incurred in its operation and all of the Portfolio's general administrative expenses.

   Expenses that are borne directly by the Portfolio include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent, fees and expenses of Fund directors who are not "interested persons" of the Fund, legal expenses, state franchise taxes, cost of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Portfolio. Depending upon the nature of the lawsuit, litigation costs may be borne by the Portfolio.

   Expenses that relate exclusively to a particular portfolio of the Fund, such as brokerage commissions, custodian fees, and registration fees for shares, are paid by that portfolio. Other expenses are allocated to the portfolios in an equitable manner determined by the Fund's Board of Directors.

   The Investment Adviser has voluntarily undertaken, until at least April 30, 1997, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%.

THE SUB-ADVISER

   This discussion supplements the information provided about the Sub-Adviser under the caption "Management of the Fund -The Sub-Adviser" in the Prospectus.

   NWQ Investment Management Company, Inc. (the "Sub-Adviser") serves as the Sub-Adviser for the Portfolio pursuant to a Sub-Advisory Agreement dated April 30, 1996. The Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on December 4, 1995. The Sub-Advisory Agreement provides that subsequent to its approval by the Portfolio's sole shareholder, it will continue in effect for an initial term ending April 22, 1998, and will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

   Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolio. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. The Sub-Adviser provides the portfolio managers for the Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The method of computing the Sub-Adviser's fee is set forth in the Prospectus. Because the

Portfolio did not commence operations until May 1, 1996, no sub-advisory fees were paid by the Investment Adviser to the Sub-Adviser with respect to the Portfolio for the year ended December 31, 1995.

   The Sub-Adviser, located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017, is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to institutions and high net worth individuals. The Sub-Adviser had approximately $5.6 billion in assets under management as of December 31, 1995.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

   The information that follows supplements the information provided about portfolio turnover under the caption "The Value Equity Portfolio and The Fund - Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for the Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year. The future annual turnover rate cannot be precisely predicted, although an annual turnover rate in excess of 50% is not presently anticipated.

   There are no fixed limitations regarding the portfolio turnover of the Portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic objective and policies of the Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

   Subject to policies established by the Board of Directors of the Fund, the Sub-Adviser is primarily responsible for placement of the Portfolio's securities transactions. In placing orders, it is the policy of the Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally will seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

   Decisions as to the assignment of portfolio brokerage business for the Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

   In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist the Sub-Adviser in carrying out its responsibilities. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Sub-Adviser may use such research products and services in servicing other accounts in addition to the Portfolio. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Portfolio.

   When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

   Securities held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Investment Adviser or the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

   The Board of Directors of the Fund periodically reviews the brokerage placement practices of the Sub-Adviser on behalf of the Portfolio, and reviews the prices and commissions, if any, paid by the Portfolio to determine if they were reasonable.

   The Board of Directors of the Fund has authorized the Sub-Adviser to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

                      PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF OFFERING PRICE

   Shares of the Portfolio are currently sold only to the Separate Accounts to fund the benefits under the Policies and the Annuity Contracts. The Portfolio may, in the future, offer its shares to other insurance company separate accounts. The Separate Accounts invest in shares of the Portfolio in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the Policies and the Annuity Contracts. Shares of the Portfolio are sold and redeemed at their respective net asset values as described in the Prospectus.

NET ASSET VALUATION

   As stated in the Prospectus, the net asset value of Portfolio shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of the Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on the principal trading market for such security, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by the Investment Adviser and the Sub-Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days' or less are valued on the amortized cost basis.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

   The Prospectus contains a brief description of how performance is calculated.

TOTAL RETURN

   Total return quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                      n
                               P (1+T)   = ERV

    Where:    P =  a hypothetical initial payment of $1,000
              T =  average annual total return
              n =  number of years
            ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

   The total return quotation calculations reflect the deduction of a proportional share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

   Total return quotation calculations do not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

YIELD QUOTATIONS

   The yield quotations for the Portfolio are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                                    a-b     6
                         YIELD = 2[(--- + 1) -1]
                                    cd

    Where: a = dividends and interest earned during the period by the Portfolio b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period

   Because the Portfolio did not commence operations until May 1, 1996, no quotations of standardized or non-standardized performance information are available.

                                    TAXES

   Shares of the Portfolio are offered only to WRL and the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.

   The Portfolio intends to qualify and expects to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

   As noted in the Prospectus, the Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

   The Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

   The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

   If the Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. The Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

   Dividends and interest received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

   The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

   The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolio's activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                          CAPITAL STOCK OF THE FUND

   As described in the Prospectus, the Fund offers a separate class of common stock for each Portfolio. The Fund is currently comprised of the following portfolios: Money Market Portfolio, Bond Portfolio, Growth Portfolio, Global Portfolio, Short-to-Intermediate Government Portfolio, Equity-Income Portfolio, Emerging Growth Portfolio, Balanced Portfolio, Utility Portfolio, Aggressive Growth Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio, C.A.S.E. Growth Portfolio, Janus Balanced Portfolio, Leisure Portfolio, International Equity Portfolio, Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO Foreign Sector Portfolio, Meridian/INVESCO US Sector Portfolio, and Value Equity Portfolio.

                            REGISTRATION STATEMENT

   There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS


   Unaudited financial statements for the Portfolio for the period from May 1, 1996 (commencement of operations) through August 31, 1996 are included in this Statement of Additional Information.

                                   APPENDIX A
                   DESCRIPTION OF SELECTED CORPORATE BOND AND
                            COMMERCIAL PAPER RATINGS

CORPORATE BONDS - MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position on such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Unrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

   Should no rating be assigned, the reason may be one of the following:

   1. An application for rating was not received or accepted.

   2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

   3. There is a lack of essential data pertaining to the issue or issuer.

   4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS - STANDARD & POOR'S ("S&P")

   AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (/minus/) -The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Unrated - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER - MOODY'S

   "Prime-1" - Commercial paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

   "Prime-2" - Issuers in the commercial paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

COMMERCIAL PAPER - S&P

   "A" - Issues assigned this highest rate are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

   "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

   "A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

   "A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                   APPENDIX B
                      DESCRIPTION OF SHORT-TERM SECURITIES

   The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

   1. CERTIFICATE OF DEPOSIT. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

   2. EURODOLLAR CERTIFICATE OF DEPOSIT. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

   3. FLOATING RATE NOTE. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

   4. TIME DEPOSIT. A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Portfolio.

   5. BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   6. VARIABLE AMOUNT MASTER DEMAND NOTE. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

   7. COMMERCIAL PAPER. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

   8. REPURCHASE AGREEMENT. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. The Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While the Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of the Portfolio's net assets.

   Although repurchase transactions usually do not impose market risks on the purchaser, the Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the Portfolio upon liquidation of the securities may be limited.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
(UNAUDITED)



                      STATEMENT OF ASSETS AND LIABILITIES

ASSETS:                                                          AUGUST 31, 1996

Investments in securities, at market value
  (cost $ 16,470,141) ......................................         $16,609,973

Short-term securities, at ..................................           5,372,743
amortized cost
Cash .......................................................                   0
Receivables:
  Fund shares sold .........................................                   0
  Securities sold ..........................................                   0
  Interest .................................................               2,229
  Dividends ................................................              23,508
  Other ....................................................                   0
                                                                     -----------

    Total assets ...........................................          22,008,453
                                                                     -----------
LIABILITIES:

Fund shares purchased .....................................                    0
Securities purchased ......................................            1,371,441
Accounts payable and accrued liabilities:
  Investment advisory fees ................................                8,894
  Custody and transfer agent fees .........................                    0
Auditing and accounting fees ..............................                2,223
  Dividends to shareholders ...............................                    0
  Deposits for securities on loan .........................                    0
  Other fees ..............................................                    0
                                                                     -----------

    Total liabilities .....................................            1,382,558
                                                                     -----------

      Total net assets ....................................          $20,625,895
                                                                     ===========
NET ASSETS:

Capital stock
  ($ .01 par value 75,000,000 authorized) ..................       $     20,273
Additional paid-in capital .................................         20,425,689
Accumulated undistributed income:
  Accumulated undistributed net investment
    income (loss) ..........................................             40,110
  Accumulated undistributed net realized
    gain (loss) on:
    Investment transactions ................................                 (9)
Net unrealized appreciation (depreciation) on:
  Investment securities ....................................            139,832
                                                                   ------------
Net assets applicable to outstanding
  shares of capital ........................................       $ 20,625,895
                                                                   ============
Shares outstanding at August 31, 1996 ......................          2,027,264
                                                                   ============

Net asset value per share ..................................       $      10.17
                                                                   ============




STATEMENT OF OPERATIONS

                                                                   PERIOD ENDED
INVESTMENT INCOME:                                              AUGUST 31, 1996*

  Interest .....................................................      $  25,702
  Dividends ....................................................         33,135
                                                                      ---------

      Total investment income ..................................         58,837
                                                                      ---------

EXPENSES:

  Investment advisory fees .....................................         14,981
  Printing and shareholder reports .............................            885
  Custody fees .................................................         10,691
  Legal fees ...................................................             55
  Auditing and accounting fees .................................          1,505
  Directors fees ...............................................              9
  Registration fees ............................................             13
  Other fees ...................................................             32
                                                                      ---------

      Total expenses ...........................................         28,171

  Less:
    Advisory fee waiver
      and expense reimbursement ................................          9,440
    Fees paid indirectly .......................................              4
                                                                      ---------

        Net expenses ...........................................         18,727
                                                                      ---------

  Net investment income (loss) .................................         40,110
                                                                      ---------

  Net realized gain (loss) on:
    Investment securities ......................................             (9)
                                                                      ---------

        Total net realized gain (loss) .........................             (9)

  Change in unrealized appreciation
    (depreciation) on:
    Investment securities ......................................        139,832
                                                                      ---------
        Total change in unrealized
         appreciation (depreciation) ...........................        139,832
                                                                      ---------
  Net gain (loss) on investments ...............................        139,823
                                                                      ---------

  Net increase (decrease) in net
      assets resulting from
      operations ...............................................      $ 179,933
                                                                      =========
  * The inception of this portfolio was May 1, 1996

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
(UNAUDITED)


STATEMENT OF CHANGES IN NET ASSETS

                                                                  PERIOD ENDED
OPERATIONS:                                                     AUGUST 31, 1996*

  Net investment income (loss) ................................    $     40,110
  Net realized gain (loss) on investments .....................              (9)
  Change in unrealized appreciation (depreciation) ............         139,832
      on investments                                               ------------

    Net increase (decrease) in net assets .....................         179,933
      resulting from operations                                    ------------

DISTRIBUTION TO SHAREHOLDERS:

  Net investment income .......................................               0
  Net realized gains ..........................................               0
                                                                   ------------

    Total distributions .......................................               0
                                                                   ------------

CAPITAL SHARE TRANSACTIONS:

  Net proceeds from sales of shares .........................        20,722,618
  Dividends and distributions reinvested ....................                 0
  Cost of shares repurchased ................................          (276,656)
                                                                   ------------

    Increase (decrease) in net assets from capital ..........        20,445,962
      shares transactions                                          ------------

    Net increase (decrease) in net assets ...................        20,625,895

NET ASSETS:

  Beginning of period .......................................                 0
                                                                   ------------

  End of period .............................................      $ 20,625,895
                                                                   ============
    Undistributed net investment income .....................      $     40,110
                                                                   ============

SHARE ACTIVITY:

  Shares outstanding - beginning of period ..................                 0
                                                                   ------------

  Shares issued .............................................         2,055,476
  Shares issued - reinvestment of dividends .................                 0
    and distributions
  Shares redeemed ...........................................           (28,212)
                                                                   ------------

  Increase (decrease) in shares outstanding .................         2,027,264
                                                                   ------------

  Shares outstanding - end of period ........................         2,027,264
                                                                   ============


  * The inception of this portfolio was May 1, 1996.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
(UNAUDITED)

FINANCIAL HIGHLIGHTS*

FOR THE PERIOD ENDED
                                                                     AUGUST 31
                                                                   ------------
                                                                   1996\dagger\
                                                                   ------------

Net asset value, beginning of period .............................. $     10.00
Income from operations:

    Net investment income (loss) ..................................         .06
    Net realized and unrealized
      gain (loss) on investments ..................................         .11
                                                                     ----------

      Total income (loss) from operations .........................         .17
                                                                     ----------

  Distributions:

    Dividends from net investment income ..........................         .00
    Distributions from net realized gains
      on investments ..............................................         .00
                                                                     ----------
      Total distributions .........................................         .00
                                                                     ----------

Net asset value, end of period .................................... $     10.17
                                                                    ===========

Total return ......................................................        1.74%

Ratios and supplemental data:
  Net assets at end of period

    (in thousands) ................................................ $    20,626
  Ratio of expenses to average net assets .........................       0.65%
  Ratio of net investment income (loss)
    to average net assets .........................................       1.39%
  Ratio of commissions paid to number of shares ...................       7.30%
  Portfolio turnover rate .........................................       1.62%


* The above table illustrates the change for a share outstanding computed using average shares outstanding through the period. See Note 5.

\dagger\ The inception of this portfolio was May 1, 1996.

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

AUGUST 31, 1996


NOTE 1  - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The WRL Series Fund, Inc. (the "Fund") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985 as a Maryland Corporation and commenced operations on October 2, 1986.

         The Fund consists of a series of investment portfolios, including the Meridian/INVESCO Global Sector Portfolio, the Meridian/INVESCO US Sector Portfolio, the Meridian/INVESCO Foreign Sector Portfolio and the Value Equity Portfolio (the "Portfolios"). Shares of the Fund are sold to the WRL Series Life Account (the "Life Account") and the WRL Series Annuity Account (the "Annuity Account"), collectively called the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), to fund benefits under variable universal life insurance policies and variable annuity contracts issued by WRL.

     On May 1, 1996, WRL supplied seed capital as follows:

     Meridian/INVESCO Global Sector    $1,000,000
     Meridian/INVESCO US Sector           500,000
     Meridian/INVESCO Foreign Sector    1,000,000
     Value Equity                         500,000

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.       VALUATION OF INVESTMENTS

         Securities held by the Portfolios are valued at market value, except for short-term debt securities. Short-term debt securities maturing in 60 days or less are valued on the amortized cost basis, which approximates market value. Stocks are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the latest bid price is used. Bonds are valued using prices quoted by a major dealer in bonds which offers a pricing service. Certain pricing methodologies, such as matrix pricing of bonds, may involve the use of estimates and actual sales prices may differ. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

         The value of foreign securities are translated into U.S. dollars using spot foreign exchange rates.

B.       SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in first-out basis for both tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of bond premium and accretion of discount, is accrued daily. Dividend income on foreign securities is recorded net of foreign tax withholdings.

         The accounting records of the Fund are maintained in U.S. dollars. For transactions denominated in a currency other than the U.S. dollar, purchases and sales of securities, income received, and expenses paid are translated into U.S. dollars at the foreign exchange spot rate on the date the transaction is recorded. Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

         The unrealized gain or loss on forward foreign currency contracts is due to the difference between the foreign exchange contract rate and the foreign exchange forward rate applicable to that contract at the end of the period. This gain or loss becomes realized when the contract is closed or settled.

         Futures contracts and options are valued based upon daily settlement prices with the fluctuations in value recorded as unrealized gains and losses. These gains and losses become realized when the position is closed. The risks associated with the use of options and futures contracts involve the possibilities of an illiquid market and an imperfect correlation between the value of the instrument and the underlying security.

C.       FEDERAL INCOME TAXES

         It is the Fund's policy to distribute substantially all its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles

WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)


NOTE 1 (CONTINUED)

     for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

D.   DIVIDENDS AND DISTRIBUTIONS

     Dividends of the Portfolios are declared and reinvested semi-annually, while capital gain distributions are declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Account on the next business day after declaration.

E.   ORGANIZATION COSTS

     All costs incurred in connection with the formation of the Fund and its portfolios were normally paid by WRL.

NOTE 2 - INVESTMENT ADVISORY AND AFFILIATES

A.   INVESTMENT ADVISORY

     The Fund has entered into an annually renewable investment advisory agreement for the Portfolios with WRL as investment adviser. The Fund pays to WRL, and charges to each respective Portfolio, advisory fees each month at the following annual rate expressed as a percentage of the average daily net assets of the respective Portfolio:

     PORTFOLIO                                PERCENT OF ASSETS
     -------------------------------          -----------------
     Meridian/INVESCO Global Sector                 1.10%
     Meridian/INVESCO US Sector                     1.10%
     Meridian/INVESCO Foreign Sector                1.10%
     Value Equity                                    .80%

     WRL has entered into a sub-advisory agreement with various management companies. Pursuant to the Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio, and Meridian/INVESCO Foreign Sector Portfolio agreements, Meridian Investment Management Corporation receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. For its services, INVESCO Global Asset Management Limited receives monthly compensation from the Investment Adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million.

     Pursuant to the Value Equity Portfolio agreement, fifty percent of the advisory fee paid to WRL less fifty percent of any expense reimbursement is due to NWQ Investment Management, Inc.

     WRL currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceeds the percentage of net assets of the Portfolio as listed below:

     PORTFOLIO                                PERCENT OF ASSETS
     -------------------------------          -----------------
     Value Equity                                    1.00%

     The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of contract holders of the underlying sub-accounts. WRL directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL. All normal operating expenses that exceed the established expense limit set forth above will be borne by WRL.

B.   AFFILIATES

     WRL is an indirect wholly-owned subsidiary of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation.



WRL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

NOTE 3  -  SECURITY TRANSACTIONS

Securities transactions are summarized as follows:

                                                    MERIDIAN/    MERIDIAN/       MERIDIAN/
                                                     INVESCO      INVESCO         INVESCO
                                                     GLOBAL          US           FOREIGN        VALUE
                                                     SECTOR        SECTOR         SECTOR         EQUITY
                                                    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                   -----------   -----------    -----------   ------------

For the period ended August 31, 1996:
Purchases of securities:
    Long-term excluding U.S. Government........... $  2,634,192  $   710,711    $ 1,030,632   $ 16,563,929
    U.S. Government securities....................      630,462            0              0              0
  Proceeds from maturities and sales of securities:
    Long-term excluding U.S. Government...........       33,625      168,730         24,901         93,778
    U.S. Government securities....................      136,763            0              0              0



NOTE 4  -  FEDERAL INCOME TAX MATTERS

    The income, expenses, gains and losses on securities transactions attributed to each Portfolio for accounting purposes, are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

    Each portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

    The aggregate cost of investments and composition of unrealized appreciation and depreciation for federal income tax purposes as of August 31, 1996 are as follows:


                                                                                               NET UNREALIZED
                                              FEDERAL TAX       UNREALIZED       UNREALIZED     APPRECIATION
PORTFOLIO                                      COST BASIS      APPRECIATION     DEPRECIATION   (DEPRECIATION)
---------                                    -------------     ------------     ------------   --------------
Meridian/INVESCO Global Sector............   $   3,088,114     $     75,119     $    95,391    $   (20,272)
Meridian/INVESCO US Sector................         530,406           22,596          28,077          5,481
Meridian/INVESCO Foreign Sector...........       1,006,099           58,865          49,029          9,836
Value Equity..............................      21,842,884          322,808         182,976        139,832


NOTE 5  -  FINANCIAL HIGHLIGHTS

    The Financial Highlights for each Portfolio is for the period from inception, which is less than one year; therefore the total return shown is not annualized.

    The total return and the change in value of the Portfolio reflect the advisory fee and all other Portfolio expenses and include reinvestment of dividends and capital gains; they do not reflect the charges against the corresponding sub-accounts or the charges and deduction under the applicable annuity contracts.

    The ratio of expenses to average net assets in the financial highlights is net of advisory fee waiver (see Note 2). The August 31, 1996 ratio is annualized, along with the ratio of net investment income to average net assets.

    Without the advisory fee waived by WRL, the ratio would be as follows:
         Meridian/INVESCO Global Sector           2.56%
         Meridian/INVESCO US Sector               6.53%
         Meridian/INVESCO Foreign Sector          2.70%
         Value Equity                             0.97%

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements.

         1. Financial Highlights are included in the Supplements to the Prospectuses for the Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio, Meridian/INVESCO Foreign Sector Portfolio and Value Equity Portfolio dated October 11, 1996. (Part A)

         2. Unaudited Financial Statements of the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector, Meridian/INVESCO Foreign Sector and Value Equity Portfolios are included in the Statements of Additional Information for these Portfolios (Part B).

    (b) Exhibits

         1.   (A) Articles of Incorporation of WRL Series Fund, Inc. (1)
              (B) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (9)
              (C) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (11)
              (D) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (12)
              (E) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (13)
              (F) Articles Supplementary to Articles of Incorporation of WRL Series Fund, Inc. (13)

         2.   Bylaws of WRL Series Fund, Inc. (3)

         3.   Not applicable.

         4.   Not applicable.

         5.  (i)   Investment Advisory Agreement dated 4/30/96 on behalf of
                   the Meridian/INVESCO Global Sector, Meridian/INVESCO US
                   Sector and Meridian/INVESCO Foreign Sector Portfolios of the
                   Fund. (14)

             (ii) Investment Advisory Agreement dated 4/30/96 on behalf of the Value Equity Portfolio of the Fund. (14)

             (iii) Co-Sub-Advisory Agreements dated 4/30/96 on behalf of the
                   Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios of the Fund.
                   (14)

             (iv) Sub-Advisory Agreement dated 4/30/96 on behalf of the Value Equity Portfolio of the Fund. (14)

         6. Not applicable.

         7. Not applicable.

         8. Custodian Agreement. (13)

         9. Not applicable.

         10. Opinion and consent of Thomas E. Pierpan, Esq. as to legality of the securities being registered. (12)

         11. Consent of Price Waterhouse LLP.

         12. Not applicable.

         13. Not applicable.

         14. Not applicable.

         15. Not applicable.

         16. Schedules for Computations of Performance Quotations.(9)

         17. Financial Data Schedules.

         18. Power of Attorney. (12)

(1) Previously filed with Form N-1A dated September 27, 1985 and incorporated herein by reference.
(2) Previously filed with Pre-Effective Amendment No. 1 to Form N-1A dated July 8, 1986 and incorporated herein by reference.
(3) Previously filed with Post-Effective Amendment No. 3 to Form N-1A dated May 1, 1988 and incorporated herein by reference
(4) Previously filed with Post-Effective Amendment No. 6 to Form N-1A dated March 1, 1991 and incorporated herein by reference.
(5) Previously filed with Post-Effective Amendment No. 7 to Form N-1A dated May 1, 1991 and incorporated herein by reference.
(6) Previously filed with Post-Effective Amendment No. 8 to Form N-1A dated May 1, 1992 and incorporated herein by reference.
(7) Previously filed with Post-Effective Amendment No. 9 to Form N-1A dated September 1, 1992 and incorporated herein by reference.
(8) Previously filed with Post-Effective Amendment No. 10 to Form N-1A dated December 23, 1992 and incorporated herein by reference.
(9) Previously filed with Post-Effective Amendment No. 11 to Form N-1A dated February 26, 1993 and incorporated herein by reference.
(10) Previously filed with Post-Effective Amendment No. 14 to Form N-1A dated December 10, 1993 and incorporated herein by reference.
(11) Previously filed with Post-Effective Amendment No. 15 to Form N-1A dated April 22, 1994 and incorporated herein by reference.
(12) Previously filed with Post-Effective Amendment No. 19 to Form N-1A dated April 21, 1995 and incorporated herein by reference.
(13) Previously filed with Post-Effective Amendment No. 20 to Form N-1A dated July 18, 1995 and incorporated herein by reference.
(14) Previously filed with Post-Effective Amendment No. 22 to Form N-1A dated April 19, 1996 and incorporated herein by reference.

Item 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Shares of the Registrant are sold to and owned by the WRL Series Life Account and WRL Series Annuity Account established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain variable premium life insurance policies and variable annuity contracts issued by it. In addition, shares of the Growth Portfolio Common Stock of the Registrant are also sold to the PFL Endeavor Variable Annuity Account established by PFL Life Insurance Company, AUSA Endeavor Variable Annuity Account established by AUSA Life Insurance Company, Inc. ("AUSA Life"), and Pooled Account No. 27 by AUSA Life, both affiliates of Western Reserve.

Item 26.   NUMBER OF HOLDERS OF SECURITIES.

                                                                  (2)
                 (1)                                   NUMBER OF RECORD HOLDERS
           TITLE OF CLASS                                AS OF OCTOBER 1, 1996
           --------------                              ------------------------

           Meridian/INVESCO Global Sector Portfolio
             Common Stock ($.01 par value)                       2
           Meridian/INVESCO US Sector Portfolio
             Common Stock ($.01 par value)                       1
           Meridian/INVESCO Foreign Sector Portfolio
             Common Stock ($.01 par value)                       1
           Value Equity Portfolio
              Common Stock ($.01 par value)                      2

Item 27.   INDEMNIFICATION.

Article VI of the By-Laws of WRL Series Fund, Inc. provides in its entirety as follows:

      Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either
      (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                              RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      A.   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

           Western Reserve Life Assurance Co. of Ohio ("Western Reserve") is principally engaged in offering life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia.

           The only business, professions, vocations or employments of a substantial nature of Messrs. Franz, Hurley, Kenney, and Yaeger, and Ms. Ferrell, officers and directors of Western Reserve, are described in the section of each Statement of Additional Information entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as officers and directors of Western Reserve: Allan J. Hamilton is a Vice President and Controller of Western Reserve; William Geiger is Senior Vice President & Secretary; Jack E. Zimmerman, Director of Western Reserve; Patrick S. Baird, Director of Western Reserve; Lyman H. Treadway, Director of Western Reserve; and James R. Walker, Certified Public Accountant, who is self-employed at James R. Walker, C.P.A., 3320 Office Park Drive, Dayton, Ohio 45439.

      B. MERIDIAN/INVESCO GLOBAL SECTOR, MERIDIAN/INVESCO US SECTOR AND MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIOS ("MERIDIAN/INVESCO PORTFOLIOS"): CO-SUB-ADVISERS - MERIDIAN INVESTMENT MANAGEMENT CORPORATION AND INVESCO GLOBAL ASSET MANAGEMENT LIMITED

           Meridian Investment Management Corporation and INVESCO Global Asset Management Limited serve as the Co-Sub-Advisers for the Meridian/INVESCO Portfolios. Meridian Investment Management Corporation ("Meridian") is a wholly-owned subsidiary of Meridian Management & Research Corporation and provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. INVESCO Global Asset Management Limited is a wholly-owned subsidiary of INVESCO PLC.

           The directors and officers of Meridian are listed below. Unless otherwise indicated, each director and officer has held the position listed for at least the past two years and has a principal business address of 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, CO 80112: Michael J. Hart, President & Director, President of Meridian Management & Research Corporation and President of Meridian Clearing Corporation; and Dr. Craig T. Callahan, Secretary, Treasurer & Director, Chief Investment Advisor of Meridian Management & Research Corporation and Vice President of Meridian Clearing Corporation.

           The directors and officers of INVESCO Global Asset Management Limited are listed below. Unless otherwise indicated, each director and officer has a principal business address of Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11: John D. Campbell, Director and senior partner at the law firm Appleby, Spurling & Kempe, Hamilton, Bermuda; Stephen A. Dana, Director, also serves as Vice President of INVESCO Capital Management, Inc. in Atlanta, GA; David A. Hartley, Assistant Secretary & Treasurer and also serves as Secretary & Treasurer of INVESCO Group Services, Inc., Atlanta, GA; Everard T. Richards, Deputy Chairman and Director and also serves as Chief Executive Officer of Bermuda Asset Management Ltd.; John D. Rogers, Director and also serves as President of INVESCO Asset Management (Japan) Limited in Tokyo, Japan; Wendell M. Starke, Chairman & Director and also serves as Chairman & Director of INVESCO Capital Management, Inc. in Atlanta, GA, Chairman and Director of INVESCO, Inc. in Atlanta, GA and Director of INVESCO PLC in London, England; Michael
           A. Wood, Secretary; and Luis A. Aguilar, General Counsel and also serves as General Counsel of INVESCO, Inc. in Atlanta, GA.

           INVESCO Global Asset Management Limited has entered into agreements with its affiliates, INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR England, and INVESCO Trust Company, 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolios' investments. (See "Management of the Fund - The Co-Sub-Advisers" in the Prospectus and Statement of Additional Information for the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios for information regarding INVESCO Asset Management Limited and INVESCO Trust Company.) See Item 28.L. for information regarding the directors and officers of INVESCO Trust Company. The directors and officers of INVESCO Asset Management Limited ("IAM") are listed below. Unless otherwise indicated, each director and officer has held the positions for at least the past two years and has a principal business address of 11 Devonshire Square, London EC2M 4YR England:
           Norman M. Riddell, Principal Executive Officer and Chairman; Jeffrey
           C. Attfield, Chief Executive; Sarah C. Bates, Managing Director - Investment Trust Division; Francesco Bertoni, Investment Director - Global Equities; Anthony Broccardo, Portfolio Manager Asset Allocation; Ian A. Carstairs, Investment Director - U.K. Equities; Adam D. Cooke, Director - Institutional Business Group; Peter S. Dawson, Investment Director - Treasury/Dealing; David C. Gillan, Director - Institutional Business Group; Peter J. Glynne-Percy, Director, Investment Management; Tristan P. Hillgarth, Executive Director - Investment Management; David C. Hypher, Director - Institutional Business Group; Jeremy C. Lambourne, Director - Finance; Rory S. Powe, Investment Director - European Equities; Jennifer M. Prince, Project Director - Central Management; Riccardo Ricciardi, Investment Director Investment Management; and Alan C. Wren, Executive Director - Management.

      C. VALUE EQUITY PORTFOLIO: SUB-ADVISER - NWQ INVESTMENT MANAGEMENT COMPANY, INC.

           NWQ Investment Management Company, Inc. ("NWQ") serves as Sub-Adviser for the Value Equity Portfolio. NWQ is a Massachusetts corporation and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ provides investment advice to individuals, pension funds, profit sharing funds, charitable institutions, educational institutions, trust accounts, corporations, insurance companies, municipalities and governmental agencies.

           The directors and officers of NWQ are listed below. Unless otherwise indicated, each director and officer has held the positions listed for at least the past two years and is located at NWQ's principal business address of 655 South Hope Street, 11th Floor, Los Angeles, CA 90017: David A. Polak, President, Director & Chief Investment Officer; Edward C. Friedel, Jr., Director & Managing Director; James
           H. Galbreath (Denver), Director & Managing Director; Mary-Gene Slaven, Secretary/Treasurer & Managing Director; James P. Owen, Managing Director; Michael C. Mendez (Scottsdale, AZ), Managing Director; Phyllis M. Thomas, Managing Director; Louis T. Chambers, Vice President, Justin T. Clifford, Vice President; Jeffrey M. Cohen, Vice President; Paul R. Guastamacchio, Vice President; Ronald R. Halverson (Minneapolis, MN), Vice President; Thomas J. Laird, Vice President; Karen S. McCue, Vice President; Martin Pollack, Vice President; and Ronald R. Sternal (Minneapolis, MN), Vice President.

Item 29.   PRINCIPAL UNDERWRITERS.

           Not applicable.

Item 30.   LOCATION OF ACCOUNTS AND RECORDS.

           The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of Western Reserve Life Assurance Co. of Ohio at its offices at 201 Highland Avenue, Largo, Florida 33770, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

Item 31.   MANAGEMENT SERVICES.

           Not applicable.

Item 32.   UNDERTAKINGS.

           The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, Policyowners or Contract Owners upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, WRL Series Fund, Inc., certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Largo, State of Florida, on this 9th day of October, 1996.

                              WRL SERIES FUND, INC.
                                  (Registrant)

                              By: /s/ JOHN R. KENNEY
                                  ------------------
                                  John R. Kenney
                                  Chairman of the Board, Chief
                                  Executive Officer and President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE AND TITLE                                                 DATE
-------------------                                                 ----

 /s/ JOHN R. KENNEY                                            October 9, 1996
----------------------------------
Chairman of the Board, Chief
Executive Officer and President
John R. Kenney

 /s/ G. JOHN HURLEY                                            October 9, 1996
----------------------------------
Executive Vice President and Director
G. John Hurley

 /s/ PETER R. BROWN                                            October 9, 1996
----------------------------------
Director - Peter R. Brown *


 /s/ CHARLES C. HARRIS                                         October 9, 1996
----------------------------------
Director - Charles C. Harris *

 /s/ RUSSELL A. KIMBALL, JR.                                   October 9, 1996
----------------------------------
Director - Russell A. Kimball, Jr. *

SIGNATURE AND TITLE                                                 DATE
---------------------------------                              ---------------

/s/ RICHARD B. FRANZ, II                                       October 9, 1996
---------------------------------
Treasurer and Principal
Financial Officer -
Richard B. Franz, II



 /s/ KENNETH P. BEIL                                           October 9, 1996
---------------------------------
Principal Accounting Officer -
Kenneth P. Beil



/s/ THOMAS E. PIERPAN                                          October 9, 1996
---------------------------------
*  Signed by Thomas E. Pierpan
   as Attorney-in-fact

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               EXHIBITS FILED WITH

                       POST-EFFECTIVE AMENDMENT NO.24 TO

                             REGISTRATION STATEMENT
                                  ON FORM N-1A

                              WRL SERIES FUND, INC.
                             REGISTRATION NO. 33-507

                                  EXHIBIT INDEX

EXHIBIT                   DESCRIPTION
  NO.                      OF EXHIBIT
-------                   ------------

11.              Consent of Price Waterhouse LLP

27.              Financial Data Schedules